UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.   )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
MSA Safety Incorporated
(Name of Registrant as Specified In Its Charter)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

The Safety Company

2024
PROXY STATEMENT

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Notice of Annual Meeting of Shareholders

TO THE HOLDERS OF COMMON STOCK OF MSA SAFETY INCORPORATED:

Notice is hereby given that the Annual Meeting of Shareholders of MSA Safety Incorporated will be held on Friday, May 10, 2024 at 9:00 a.m., Eastern Time, via a live audio webcast only at www.virtualshareholdermeeting.com/MSA2024 for the purpose of considering and acting upon the following:

(1)	Election of Directors for 2027: The election of three directors for a term of three years;

(2)	Non-Employee Directors’ Equity Incentive Plan Approval: Approval of Adoption of the Company’s 2024 Non-Employee Directors’ Equity Incentive Plan;

(3)	Selection of Independent Registered Public Accounting Firm: The selection of the independent registered public accounting firm for the year ending December 31, 2024;

(4)

Advisory Vote to Approve Executive Compensation: To provide a non-binding (advisory) vote to approve the executive compensation of the Company’s named executive officers, as disclosed in this Proxy Statement;

and such other business as may properly come before the Annual Meeting or any adjournment thereof.

Only the holders of record of Common Stock of the Company on the books of the Company at the close of business on February 13, 2024 are entitled to notice of and to vote at the meeting and any adjournment thereof.

Notice of Internet Availability of Proxy Materials: Instead of mailing printed proxy materials in 2024, on March 28, 2024 we mailed a Notice of Internet Availability of Proxy Materials advising shareholders to view our Proxy Statement, Proxy Card and 2023 Annual Report free of charge online at www.proxyvote.com, or to request paper or email copies. Only shareholders who have requested printed materials will receive them. We encourage all shareholders to access the Company’s proxy materials online to reduce the environmental impact and costs associated with paper copies.

You are cordially invited to attend the meeting. Whether or not you expect to attend the meeting, please vote by promptly submitting your proxy by mail, by the internet or by phone. If you attend the meeting, you may, if you wish, withdraw your proxy and vote your shares during the meeting.

By Order of the Board of Directors,

Richard W. Roda Secretary

March 28, 2024

IMPORTANT NOTE ABOUT

THE 2024 ANNUAL MEETING

MSA will not hold an in-person Annual Meeting of Shareholders in 2024. Instead, the Annual Meeting of Shareholders will be held in a virtual meeting format only. Shareholders must use the following link to access the virtual meeting on the meeting date:

www.virtualshareholdermeeting.com/MSA2024

Upon accessing the link, shareholders must enter the 12-digit control number found on their proxy card, voting instruction form or notice of internet availability of proxy materials; otherwise, admittance to the meeting will not be approved.

It is not necessary to attend the meeting to vote your shares. To vote your proxy by mail, mark your vote on the proxy card and follow the mailing directions on the card. To vote your proxy by telephone or electronically using a smartphone, tablet or the internet, follow the instructions on the proxy card. If you received a notice of internet availability of proxy materials, you may vote by following the instructions contained in the notice. The proxy holders will vote your shares according to your directions. If you sign and return your proxy card but do not mark any selections, your shares represented by that proxy will be voted as recommended by the Board. Whether or not you expect to attend the virtual meeting, we encourage you to vote by proxy as soon as possible, should you later decide not to attend the meeting.

MSA 2024 PROXY STATEMENT

MSA 2024 PROXY STATEMENT

Proxy Summary

2024 ANNUAL MEETING OF SHAREHOLDERS

When: 9:00 a.m. Eastern Time on May 10, 2024	Record Date: February 13, 2024	Where: www.virtualshareholdermeeting.com/MSA2024

Voting:

Shareholders of the Company as of the Record Date are entitled to vote on the matters presented at the meeting. Each share of Common Stock of the Company is entitled to one vote for each director nominee and for one vote on each of the other matters presented.

BUSINESS OVERVIEW

MSA Safety Incorporated is the global leader in advanced safety products, technology and solutions. Driven by its singular mission of safety, the Company has been at the forefront of safety innovation since 1914, protecting workers and facility infrastructure around the world across a broad range of diverse end markets while creating sustainable value for shareholders. The Company’s comprehensive product line, which is governed by rigorous safety standards across highly regulated industries, is used by workers around the world in a broad range of markets, including fire service, energy, utility, construction and industrial manufacturing applications as well as heating, ventilation, air conditioning and refrigeration (“HVAC-R”). The Company’s product portfolio includes firefighter safety gear where core products include self-contained breathing apparatus (“SCBA”), protective apparel and helmets; detection where core products include fixed gas and flame detection (“FGFD”) systems and portable gas detection instruments; and industrial personal protective equipment (“PPE”) where core products include industrial head protection and fall protection devices.

MSA 2024 PROXY STATEMENT	i

PROXY SUMMARY

VOTING MATTERS

PROPOSAL NO. 1

ELECTION OF DIRECTORS	PAGE 2

Mr. Steven C. Blanco, Ms. Sandra Phillips Rogers and Mr. Luca Savi were nominated by the Board for election in the Class of 2027. The table beginning on page 3 sets forth certain information about the nominees, all of whom are currently members of the Board, and about the other directors whose terms of office will continue after the Annual Meeting. We are asking shareholders to vote FOR the election of the nominees, each of whom has consented to be named as a nominee and to serve if elected.

THE BOARD RECOMMENDS A VOTE FOR EACH NOMINEE

PROPOSAL NO. 2

NON-EMPLOYEE DIRECTORS’ EQUITY INCENTIVE PLAN APPROVAL	PAGE 19

We are asking shareholders to vote FOR the Company’s 2024 Non-Employee Directors’ Equity Incentive Plan , to ensure the Company’s continuing ability to attract and retain qualified persons to serve on the Company’s Board of Directors and to provide a flexible range of compensation options under the plan.

THE BOARD RECOMMENDS A VOTE FOR THE NON-EMPLOYEE DIRECTORS’ EQUITY INCENTIVE PLAN

PROPOSAL NO. 3

SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PAGE 58

We are asking shareholders to approve the selection of Ernst & Young LLP as our independent registered public accounting firm for 2024.

THE BOARD RECOMMENDS A VOTE FOR THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL NO. 4

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION	PAGE 59

We are asking shareholders to vote FOR the Company’s compensation of the named executive officers on a non-binding advisory basis. The Board and the Compensation Committee will take into account the outcome when considering future executive compensation arrangements. In 2023, the shareholders voted in favor of the Company’s executive compensation program, with 97.5% of the votes cast by shareholders voting FOR the proposal. The Board and Compensation Committee took this vote into consideration in designing the executive compensation program for 2024. Please see the Compensation Discussion and Analysis in the proxy statement for complete details about compensation for the named executive officers.

THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT

YOUR VOTE IS IMPORTANT
Shareholders can vote using any of the following methods
By internet using your computer	By telephone

By internet using your tablet or smartphone	By mailing your proxy card

Please refer to your proxy card and/or voting instruction form for internet, telephone, smartphone or mail instructions. If you receive a notice of internet availability of proxy materials, you may vote by following the instructions contained in that notice.

ii	MSA 2024 PROXY STATEMENT

PROXY SUMMARY

CORPORATE GOVERNANCE HIGHLIGHTS

The MSA Board of Directors places a continued focus on the corporate governance affairs of the Company and acknowledges that good corporate governance is an ongoing process. The Board also recognizes that good corporate governance is important to the Company’s success. Key Company governance practices are described more fully in the proxy statement. Below is a summary of 2023 governance highlights.

2023 Corporate Governance Highlights

Director Independence

•	Nine independent Directors
•	Five fully independent board committees

Board Leadership

•	Annual election of Lead Independent Director if Chairman/CEO roles are combined
•	Lead Independent Director has clearly defined role and significant governance duties, including chairing regular executive sessions of independent directors

Board Refreshment and Diversity

•	Practice of continuous Board refreshment to ensure a mix of skills, experience, tenure and diversity
•	Balance of newer and more tenured directors
•	Retirement policy for directors
•	Three directors are women, including one woman of color
•	Our Compensation and Finance Committees are chaired by a woman

Evaluation and Effectiveness

•	Annual Board and Committee self-assessments
•	Individual director assessments occur two out of every three years providing constructive and candid feedback
•	Annual assessment of Lead Independent Director

Director Engagement

•	Directors attended at least 75% or more of Board and committee meetings
•	Board policy limits director membership to a total of three public company boards, including the Company
•	Director stock ownership guidelines require equity ownership of at least five times the annual director retainer

ESG Oversight

•	The Board recognizes the importance of proper oversight of the Company’s ESG affairs and has continued to assess its corporate governance framework in the context of the evolving ESG landscape. Details regarding oversight of the Company’s ESG affairs are illustrated in the graphic below.

OVERSIGHT OF ENVIRONMENTAL, SOCIAL AND GOVERNANCE MATTERS

MSA 2024 PROXY STATEMENT	iii

PROXY SUMMARY

CORPORATE SOCIAL RESPONSIBILITY PROGRAM

Corporate Social Responsibility (CSR) is not new to MSA. As a company dedicated to helping protect the world’s workers, it has been at the center of our mission since 1914. The Company’s CSR programs are incorporated into enterprise-wide programs, driven by the work of each functional team. The Company views CSR efforts on a continuous improvement basis, and each year MSA takes steps to further develop and enhance our programs. More information about the Company’s CSR program can be found by visiting www.MSAsafety.com/corporate-responsibility.

2023 CSR Highlights

CSR Strategic Focus

○	Products and Solutions: We are a global leader in inventing, innovating and creating comprehensive safety solutions powered by leading technologies. Our solutions use technology to connect and detect for safety and sustainability, protecting workers and facility infrastructure around the world.

○	People: To develop industry leading products, we need the best people. We aim to create a robust, diverse talent pipeline to ensure we have the right people with the right skills to solve today’s safety challenges and anticipate those of tomorrow. We strive to create a work environment that encompasses safety – physically and psychologically – that, partnered with training and development opportunities, lays the groundwork for our associates to excel and grow while choosing to remain with the Company.

○	Planet: Through our long-term carbon reduction goal and continuous improvement efforts, the Company is committed to being a good steward of our planet and natural resources. To protect our environment, we focus our efforts on the dual goals of reducing waste and improving efficiency in areas such as energy and water.

○	Governance and Integrity: We take ongoing steps to continually enhance CSR program governance as well as programs for ethics and legal compliance (including anti-bribery compliance), cybersecurity, data privacy, ERM and crisis management, among others.

Disclosure

•	Published annual Impact Report for the fourth time.

•	Impact Report incorporated disclosures in accordance with standards of the Sustainability Accounting Standards Board (“SASB”) and the Task Force on Climate-related Financial Disclosures (“TCFD”).

•	The Company again participated in the Carbon Disclosure Project.

Select CSR Data

•	Associate health and safety is embedded in our culture with safety programs and metrics maintained throughout the Company

•	Announced a long-term carbon reduction goal to reduce Scope 1 and 2 emissions by 42% by 2030

•	Integrated CSR principles in to our new product development process

•	Approximately 53% of our U.S. workforce self-identified as diverse by race or gender

•	The Company made contributions of approximately $1.3 million to charitable giving in 2023

•	Fulsome CSR data will be included in our 2023 annual impact report, expected to be published later in 2024

Recognitions

The Company earned a variety of awards reflecting our commitment to CSR:

•	Wall Street Journal Best Managed Companies (2023)

•	Newsweek’s Most Responsible Companies (2023)

•	Newsweek America’s Greenest Companies (2024)

•	USA Today Americas Climate Leaders (2023)

•	Forbes’s America’s Best-In-State Employers (2023)

•	Pittsburgh Post-Gazette’s Top Workplace in the large company category (2023)

iv	MSA 2024 PROXY STATEMENT

Virtual Meeting Information and Questions

The Company will not hold a physical, in-person Annual Meeting in 2024. Instead, the Annual Meeting will be held in a virtual meeting format only using an audio webcast.

It is not necessary to attend the meeting to vote your shares. To vote your proxy by mail, mark your vote on the proxy card and follow the mailing directions on the card. To vote your proxy by telephone or electronically using a smartphone, tablet or the internet, follow the instructions on the proxy card. If you received a notice of internet availability of proxy materials, you may vote by following the instructions contained in the notice. Whether or not you expect to attend the virtual meeting, we encourage you to vote by proxy as soon as possible, should you later decide not to attend the meeting. Shareholders of record as of the record date for the meeting who wish to attend the virtual meeting must use the following link on the day of the meeting:

www.virtualshareholdermeeting.com/MSA2024

Upon accessing the link, shareholders must enter the 12-digit control number found on their proxy card, voting instruction form or notice of internet availability of proxy materials. Otherwise, admittance to the meeting will not be approved.

How can I vote my shares without attending the meeting?

To vote your shares without attending the virtual meeting, please follow the instructions on the proxy card and/or voting instruction form(s) you received. If you receive a notice of internet availability of proxy materials, you may vote by following the instructions contained in the notice. This way your shares will be represented whether or not you are able to attend the meeting. You are encouraged to vote by proxy in advance of the meeting, should you later decide not to attend the meeting.

What will I need to do in order to attend the meeting?

You are only entitled to attend the virtual meeting if you were a shareholder of record as of the record date for the meeting or you hold a valid proxy for the meeting. While it is not necessary for you to attend the meeting in order to vote your shares, you may attend the meeting and submit a question during the meeting by visiting the website listed above and using your 12-digit control number included on your proxy card, notice of internet availability of proxy materials or voting instructions.

During the meeting, you will participate in an audio webcast as a “listen only” participant. Shareholders may submit written questions while participating in the meeting, using the virtual meeting website. The meeting will start at 9:00 a.m., Eastern Time on May 10, 2024. We encourage you to access the meeting website prior to the start time. If you encounter any difficulties accessing the virtual meeting on the day of the meeting, please contact the technical support number that will be posted on the website log-in page. We will follow established meeting rules and procedures which afford the same treatment to all participating shareholders. Additionally, we will use software that verifies the identity of each participating shareholder and ensures they are granted the same access rights they would have at an in-person meeting.

MSA 2024 PROXY STATEMENT	v

1

MSA SAFETY INCORPORATED

Proxy Statement

Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to be held on May 10, 2024

The 2024 Proxy Statement and the Annual Report to Shareholders for the year ended December 31, 2023 are also available at

www.proxyvote.com

The 2024 Annual Meeting of Shareholders for the year ended December 31, 2023 will convene via webcast at

www.virtualshareholdermeeting.com/MSA2024

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of MSA Safety Incorporated (the “Company” or “MSA”) of proxies in the accompanying form to be voted at the Annual Meeting of Shareholders of the Company to be held on Friday, May 10, 2024, and at any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

Instead of mailing printed proxy materials on March 28, 2024, we mailed a Notice of Internet Availability of Proxy Materials advising shareholders to view our Proxy Statement, Proxy Card and 2023 Annual Report free of charge online at www.proxyvote.com, or to request paper or email copies. Only shareholders who have requested printed materials will receive them. We encourage all shareholders to access the Company’s proxy materials online to reduce the environmental impact and costs associated with paper copies. To vote your proxy by mail, mark your vote on the proxy card, and follow the mailing directions on the card. To vote your proxy by telephone or electronically using a smartphone, tablet or the internet, follow the instructions on the proxy card. If you received a notice of internet availability of proxy materials, you may vote by following the instructions contained in the notice. The proxy holders will vote your shares according to your directions. If you sign and return your proxy card but do not mark any selections, your shares represented by that proxy will be voted as recommended by the Board.

We encourage you to vote by proxy as soon as possible. A shareholder giving the accompanying proxy by mail has the power to revoke or change it at any time prior to its exercise upon written notice given to the Secretary of the Company. Please note that, in order to be effective, the revocation or change must be received by the Company by 11:59 p.m. Eastern Time on May 9, 2024. The mailing address of the principal executive offices of the Company is 1000 Cranberry Woods Drive, Cranberry Township, PA 16066. A shareholder voting the proxy by telephone or internet has the power to revoke or change such proxy vote by voting again and following the instructions and meeting the deadlines for such vote as set forth on the proxy card.

Voting Securities and Record Date

As of February 13, 2024, the record date for the Annual Meeting, 39,318,503 shares of Common Stock were issued and outstanding.

Only holders of Common Stock of the Company of record on the books of the Company at the close of business on February 13, 2024 are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Such holders are entitled to one vote for each share held and do not have cumulative voting rights with respect to the election of directors. Holders of outstanding shares of the Company’s 4 1/2% Cumulative Preferred Stock are not entitled to vote at the meeting.

See “Stock Ownership” on page 56 below for information with respect to share ownership by the directors and executive officers of the Company and the beneficial owners of 5% or more of the Company’s Common Stock.

MSA 2024 PROXY STATEMENT

2

PROPOSAL NO. 1

ELECTION OF DIRECTORS

At the Annual Meeting, three directors will be elected to serve until the Annual Meeting in 2027. Mr. Steven C. Blanco (who was elected as a director by the Board in 2024), Ms. Sandra Phillips Rogers and Mr. Luca Savi were nominated by the Board for election in the Class of 2027. Properly submitted proxies will be voted for the nominees named below, unless otherwise directed thereon, or for a substitute nominee designated by the Nominating and Corporate Governance Committee in the event a nominee becomes unavailable for election.

In February 2024, the Company announced that Mr. Nishan J. Vartanian intends to retire as Chief Executive Officer in May 2024 but is expected to continue as a director at the Company. The Company also announced in February 2024 that Mr. Steven C. Blanco was elected to the Board as part of a planned management succession.

Director John T. Ryan III will retire from the Board upon the end of his current term in May 2024, following 43 years of service on the Board.

The Board and the Nominating and Corporate Governance Committee have determined that the nominees possess a balanced mix of qualifications and experiences relevant to the effective governance and oversight of our business. The tables beginning on the following page set forth information about our nominees, all of whom are currently members of the Board, and about the directors whose terms of office will continue after the Annual Meeting.

BOARD SNAPSHOT

The Board Snapshot above illustrates diversity, tenure and independence as of the date of this Proxy Statement. Upon Mr. Ryan’s retirement from the Board following the annual meeting of shareholders in 2024, the Board will consist of 10 directors and would be expected to include the following diversity, tenure and independence characteristics:

•	Diversity: 30%, including one woman of color.

•	Tenure: Four directors with 0-5 years of service; three directors with 6-10 years of service; and three directors with more than 10 years of service.

•	Independence: 80%

DIRECTOR SKILLS, EXPERIENCE AND EXPERTISE

Leadership	∎	∎	∎	∎	∎	∎	∎	∎	∎	∎

Financial Oversight	∎	∎	∎	∎	∎	∎	∎	∎	∎	∎

SEC Rule 10A-3 Financial Expert	∎	∎	∎	∎	∎	∎	∎	∎	∎	∎

Legal, Risk and Public Policy	∎	∎	∎	∎	∎	∎	∎	∎	∎	∎

Manufacturing Operations	∎	∎	∎	∎	∎	∎	∎	∎	∎	∎

Global Business Expertise	∎	∎	∎	∎	∎	∎	∎	∎	∎	∎

Corporate Social Responsibility	∎	∎	∎	∎	∎	∎	∎	∎	∎	∎

Safety Products Industry	∎	∎	∎	∎	∎	∎	∎	∎	∎	∎

Mergers and Acquisitions	∎	∎	∎	∎	∎	∎	∎	∎	∎	∎

Industrial Sales, Marketing and/or Distribution	∎	∎	∎	∎	∎	∎	∎	∎	∎	∎

MSA 2024 PROXY STATEMENT

PROPOSAL NO. 1- ELECTION OF DIRECTORS
3

THE BOARD RECOMMENDS YOU VOTE “FOR” THE FOLLOWING DIRECTOR NOMINEES.

NOMINEES FOR TERMS EXPIRING IN 2027

Steven C. Blanco

Qualifications:

Mr. Blanco has served in several executive roles for the Company for the past 12 years. As the Company’s President and Chief Operating Officer (and incoming Chief Executive Officer, effective May 2024), and given his prior roles with MSA, Mr. Blanco brings broad experience to the Board concerning the Company’s business and markets across the world. He has strong experience in overseeing the development and execution of the Company’s corporate strategy and has particular expertise in overseeing marketing, sales, manufacturing operations, product development, finance and the global safety products industry.

Age: 57 Director Since: 2024 Committees: None

Professional Highlights:

•  President and Chief Operating Officer since June 2023 and will assume the role of Chief Executive Officer in May 2024.

•  Previously served as Senior Vice President and President of MSA Americas from 2022 to 2023.

•  Prior to serving as Senior Vice President and President of MSA Americas, he was Vice President and President of MSA Americas from 2017 to 2022, Vice President of MSA Northern North America from 2015 to 2017, and Vice President of Global Operational Excellence from 2012 to 2015.

Other Current Public Directorships:

•  None

Sandra Phillips Rogers

Qualifications:

Given her substantial legal experience, including her experience with a large manufacturing company, along with her experience leading enterprise-level diversity and inclusion efforts, Ms. Rogers offers the board strong expertise in the legal, human capital, sustainability and operational aspects of managing a large manufacturing company.

Age: 58 Committees: Audit; Nominating and Corporate Governance

Professional Highlights:

•  Senior Vice President, Chief Legal Officer and Chief Diversity Officer for Toyota Motor North America, Inc. (“TMNA”) since June 2022. Ms. Rogers also maintains oversight responsibility for social innovation, sustainability and regulatory affairs and compliance and audit office.

•  Served as Group Vice President, General Counsel, Chief Legal Officer and Chief Diversity Officer for TMNA from January 2019 to June 2022; Group Vice President, General Counsel, Chief Legal Officer and Corporate Secretary for TMNA from April 2017 to January 2019; and Group Vice President, General Counsel and Chief Legal Officer of TMNA from April 2015 to April 2017. Prior thereto, held various legal roles for TMNA and its affiliates.

•  Prior to joining Toyota, Ms. Rogers was a partner at the global law firm of Morgan, Lewis & Bockius.

Other Current Public Directorships:

•  The Chemours Company

MSA 2024 PROXY STATEMENT

PROPOSAL NO. 1- ELECTION OF DIRECTORS
4

Luca Savi

Qualifications:

As the CEO of a publicly traded company, Mr. Savi brings to the board extensive experience in managing a large global business, along with specific expertise in industrial manufacturing, strategy development, growth and innovation, and international business operations.

Age: 58 Director Since: 2021 Committees: Compensation

Professional Highlights:

•  Chief Executive Officer and President of ITT Inc., a diversified manufacturer of highly engineered critical components and customized technology solutions for the transportation, industrial and energy markets since January 2019.

•  Previously served ITT Inc. as President and Chief Operating Officer beginning in August 2018, and before that as Executive Vice President of the Industrial Process and Motion Technologies business.

•  Before joining ITT Inc. in 2011, Mr. Savi served as Chief Operating Officer for Comau Body Welding at Comau, a subsidiary of the Fiat Group, and as Chief Executive Officer of Comau North America.

Other Current Public Directorships:

•  ITT Inc.

CONTINUING DIRECTORS WITH TERMS EXPIRING IN 2025

Robert A. Bruggeworth

Qualifications:

As the CEO of a publicly traded international corporation, Mr. Bruggeworth brings to the board expertise in managing a large global business, along with specific expertise in mergers and acquisitions, manufacturing, marketing and material sourcing for high technology products. Mr. Bruggeworth also has extensive senior leadership, strategic planning expertise and knowledge of key governance topics.

Age: 62 Director Since: 2007 Lead Independent Director Committees: Compensation; Nominating and Corporate Governance (Chair)

Professional Highlights:

•  President and CEO of Qorvo, Inc., a high-performance RF components and compound semiconductors manufacturer, since January 2015.

•  President and CEO of RF Micro Devices, Inc. prior to the merger of RF Micro Devices, Inc. and TriQuijnt Semiconductor, Inc. to form Qorvo, Inc.

Other Current Public Directorships:

•  Qorvo, Inc

•  Seagate Technology Holdings plc

MSA 2024 PROXY STATEMENT

PROPOSAL NO. 1- ELECTION OF DIRECTORS
5

Gregory B. Jordan

Qualifications:

As the General Counsel and Chief Administrative Officer of a large publicly traded corporation, Mr. Jordan brings extensive legal, operational, risk management and corporate governance expertise to the board. He also gained significant international experience through his service in managing and overseeing the strategic and financial matters as managing partner of a global law firm.

Age: 64 Director Since: 2019 Committees: Law (Chair)

Professional Highlights:

•  Executive Vice President, General Counsel and Chief Administrative Officer of The PNC Financial Services Group, Inc. since February 2016.

•  Upon commencement of employment with The PNC Financial Services Group, Inc. in October 2013 served as Executive Vice President and General Counsel.

•  Prior to his roles with The PNC Financial Services Group, Inc., Mr. Jordan was the global managing partner of Reed Smith LLP and chair of the firm’s senior management team and executive committee.

Other Current Public Directorships:

•  None

Rebecca B. Roberts

Qualifications:

Ms. Roberts brings significant international business management, operational and workplace safety expertise to the board. Ms. Roberts also provides extensive oil, gas and petrochemical industry experience and an informed perspective on regulatory, operational and sustainability matters faced by a complex international company.

Age: 71 Director Since: 2013 Committees: Compensation (Chair); Nominating and Corporate Governance

Professional Highlights:

•  Former President of Chevron Pipe Line Company from 2006 until her retirement in 2011.

•  Previously served as President of Chevron Global Power Generation from 2003 to 2006, in addition to various technical and management positions of growing importance during her 36-year career with Chevron.

Other Current Public Directorships:

•  AbbVie Inc.

•  Black Hills Corporation

MSA 2024 PROXY STATEMENT

PROPOSAL NO. 1- ELECTION OF DIRECTORS
6

William R. Sperry

Qualifications:

Mr. Sperry brings expertise in public company accounting, risk management, disclosure and financial system management as the Chief Financial Officer of a publicly traded international corporation and as a former investment banking executive. Mr. Sperry also brings experience in overseeing a large international business along with specific expertise in mergers and acquisitions, corporate governance, risk management and strategic planning.

Age: 62 Director Since: 2019 Committees: Audit (Chair); Finance

Professional Highlights:

•  Executive Vice President and Chief Financial Officer of Hubbell Incorporated since 2012.

•  Previously served as Vice President, Corporate Strategy and Development and Head of Investor Relations of Hubbell Incorporated.

•  Employed in various roles in the investment banking, financial services and consulting industries prior to his positions with Hubbell Incorporated.

Other Current Public Directorships:

•  None

CONTINUING DIRECTORS WITH TERMS EXPIRING IN 2026

William M. Lambert

Qualifications:

As a former CEO and given his long tenure with the Company, Mr. Lambert brings to the board extensive experience in the Company’s business with particular expertise in the oversight and execution of the Company’s business strategy, along with product development, marketing, finance and the global safety products industry.

Age: 65 Director Since: 2007 Committees: Law

Professional Highlights:

•  Former President and Chief Executive Officer of the Company until his retirement in 2018.

•  Served as Chairman from May 2015 to May 2018 and later, Non-Executive Chairman of the Board from May 2018 to May 2020.

•  Employed at MSA for over 35 years, joining the Company as a design engineer and worked in a number of executive roles for more than 20 years.

Other Current Public Directorships:

•  Kennametal Inc.

MSA 2024 PROXY STATEMENT

PROPOSAL NO. 1- ELECTION OF DIRECTORS
7

Diane M. Pearse

Qualifications:

Ms. Pearse brings extensive financial, accounting and operational expertise to the Company’s board given her substantial financial oversight experience and business leadership with several large consumer products and retail companies.

Age: 66 Director Since: 2004 Committees: Audit; Finance (Chair); Law

Professional Highlights:

•  Chief Executive Officer and President of Hickory Farms, LLC, a specialty food company, from March 2016 until her retirement in February 2022.

•  Former Chief Operating Officer of Garrett Brands, LLC, a provider of handcrafted and artisanal popcorn, from May 2015 to May 2016.

•  Previously served as Senior Vice President, Operations and Merchandising for Redbox Automated Retail, LLC, a fully automated DVD rental company.

Other Current Public Directorships:

•  Li-Cycle Corp.

Nishan J. Vartanian

Qualifications:

Mr. Vartanian joined the Company as a sales representative over 36 years ago and has worked in a number of executive management roles for over ten years. As the Company’s President and Chief Executive Officer and given his multitude of operational roles with the Company, Mr. Vartanian brings extensive knowledge of the Company’s business and industry. He offers executive experience in the oversight and execution of the Company’s business strategy as well as product development, marketing, sales, finance and the global safety products industry.

Age: 64 Director Since: 2017 Committees: None

Professional Highlights:

•  Chairman and Chief Executive Officer of the Company since June 2023.

•  Previously served as Chairman, President and Chief Executive Officer of the Company from May 2020 to May 2023 and served as President and Chief Executive Officer of the Company from May 2018 until May 2020.

•  Prior to election as President and Chief Executive Officer, he was President and Chief Operating Officer since June 2017; Senior Vice President and President, MSA Americas from July 2015 to June 2017 and Vice President and President, MSA North America from August 2013 to July 2015.

Other Current Public Directorships:

• Koppers Holdings Inc.

MSA 2024 PROXY STATEMENT

PROPOSAL NO. 1- ELECTION OF DIRECTORS
8

THE BOARD RECOMMENDS YOU VOTE “FOR” PROPOSAL NO. 1: ELECTION OF DIRECTORS.

In the election of directors for terms expiring in 2027, the three candidates receiving the highest numbers of votes cast by the holders of Common Stock voting at the meeting or by proxy will be elected as directors, subject to the resignation policy described in the Corporate Governance Matters section below.

A proxy vote indicated as withheld from a nominee will not be cast for such nominee but will be counted in determining whether a quorum exists for the meeting. Shares for which neither a vote “for” or “withheld” is selected (e.g., broker non-votes) will not be counted in determining the total votes cast for this matter.

The Company’s Restated Articles require that any shareholder intending to nominate a candidate for election as a director must give written notice, containing specified information, to the Secretary of the Company not later than 90 days in advance of the meeting at which the election is to be held. The notice also must contain the information required by our bylaws. In addition to satisfying advance notice requirements under our bylaws, to comply with the universal proxy rules under the Securities Exchange Act of 1934, shareholders who intend to solicit proxies in support of director nominees other than those nominees nominated by the Company must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934 no later than March 13, 2024, which is 60 days prior to the anniversary date of the prior year’s annual meeting. No such notices were received by March 13, 2024 with respect to the 2024 Annual Meeting. Therefore, only the nominees named above will be eligible for election at the meeting.

The Board of Directors and its Nominating and Corporate Governance Committee recommend a vote FOR the election of the nominees, each of whom has consented to be named as a nominee and to serve if elected. Properly submitted proxies which are timely received will be voted for the election of the nominees named below, unless otherwise directed thereon, or for a substitute nominee designated by the Nominating and Corporate Governance Committee in the event a nominee named becomes unavailable for election.

MSA 2024 PROXY STATEMENT

9

Corporate Governance Matters

The Board places a continued focus upon the corporate governance affairs of the Company and acknowledges that good corporate governance is an ongoing process. The Board also recognizes that good corporate governance is important to the Company’s success. Key Company governance practices are described below.

CORPORATE GOVERNANCE OVERVIEW

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines, which cover a wide range of subjects, such as the role of the Board and its responsibilities, Board composition and election, operations and committees, chairman and lead independent director responsibilities, director compensation, director retirement, Board and management evaluation and succession planning, director orientation and training, and shareholder communications with the Board. The Corporate Governance Guidelines, as well as the charters of the Board’s Audit, Compensation and Nominating and Corporate Governance Committees and the Company’s Global Code of Business Conduct for directors, officers and employees, are available in the Corporate Governance section of the Company’s internet website at www.MSAsafety.com. Such material will also be furnished without charge to any shareholder upon written request to the Secretary of the Company at the address appearing on page one above.

Director Independence

The Board has determined that each of directors Bruggeworth, Jordan, Lambert, Pearse, Roberts, Rogers, Ryan, Savi and Sperry is an independent director. An independent director is a director who has no material relationship with the Company, either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company.

In making its annual independence determinations, the Board reviewed the director’s individual circumstances, the listing standards of the New York Stock Exchange and the Board’s independence standards. These standards are available in the Corporate Governance section of the Company’s website at www.MSASafety.com and, among other things, consider employment and compensatory relationships, relationships with our auditors and other commercial and charitable relationships of directors.

Independence Determinations for Compensation Committee Members

In determining the independence of any director who will serve on the Compensation Committee, the Board will consider all factors specifically relevant to determining whether the director has a relationship to the Company which is material to the director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to (i) the source of compensation of such director including any consulting, advisory or other compensatory fee paid by the Company to such director, and (ii) whether such director is affiliated with the Company, a subsidiary of the Company or an affiliate of a subsidiary of the Company.

Board Leadership

Our Board and Nominating and Corporate Governance Committee annually review and evaluate the Board’s leadership structure. Currently our Board leadership structure includes a Chairman (who is also our CEO), a lead independent director (or, lead director) and independent committee chairs.

The Board believes that this structure allows for robust and open communication between the Board’s independent directors and management as they work together to enhance shareholder value. The Board has separated the roles of Chairman and CEO in the past and may choose to do so again in the future depending on which leadership structure best serves the Board, the Company and the shareholders at a given time.

MSA 2024 PROXY STATEMENT

CORPORATE GOVERNANCE MATTERS
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The current Chairman and Chief Executive Officer is Mr. Vartanian, who was elected Chairman in May 2020. The Board believes that Mr. Vartanian is best positioned to serve as Chairman given his familiarity with the Company’s business, the safety products industry and the oversight and execution of the Company’s corporate strategy. In connection with Mr. Vartanian’s planned retirement as Chief Executive Officer in May 2024, the Board intends to again review its leadership structure later this year.

More detailed information about the duties and responsibilities of the Chairman and the lead director can be found on the page that follows.

Lead Independent Director

The Board believes that it is in the best interests of the Company to maintain effective independent board oversight. In accordance with the Company’s Corporate Governance Guidelines, the Board annually appoints a lead director to further augment corporate governance practices. Mr. Bruggeworth has served as lead director since May 2017 and has substantial experience with corporate governance and public company leadership, in addition to strong knowledge of the Company and its governance practices. Below are key duties and responsibilities of MSA’s lead director, which are determined by the Board:

•  Serves as the principal liaison between the independent members of the Board and the Chairman and CEO.

•  Presides at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors.

•  Facilitates discussion and open dialogue among the independent directors.

•  Provides independent Board leadership.

•  Develops and approves the agenda and board meeting schedules in collaboration with the Chairman and CEO.

•  Addresses Board effectiveness, performance and composition with input from the Nominating and Corporate Governance Committee.

•  Is authorized to retain outside advisors and consultants to be engaged by the Board on board-wide matters.

•  In consultation with the Chair of the Compensation Committee, contributes to the annual performance evaluation of the CEO and participates in its communication to the CEO.

Chairman The duties of the Chairman are determined by the Board. Below are key duties and responsibilities of MSA’s Chairman:

•  Presides at Board meetings.

•  Collaborates with the lead director to establish the annual Board calendar and set meeting objectives and agendas.

•  Works with the lead director to ensure that meeting agenda items, goals and objectives are clearly defined and met, and oversees the prioritization and appropriate follow-through on Board requested actions from meeting to meeting.

•  Is available, when requested by the Board, and as appropriate, for consultation and direct communication with shareholders and to represent the Board with special groups, government representatives or community organizations.

•  Ensures appropriate balance and focus in Board meetings and that time is appropriately managed on topics to be covered.

•  Ensures that contributions are made by all directors during Board meetings, that differences of opinion are freely expressed and that discussion is driven to timely conclusion while building consensus as appropriate.

•  Chairs the annual meeting of shareholders.

In addition to the Chairman and the lead director, the Board of Directors has five standing committees, each of which is composed solely of independent directors and is led by an independent chair. These committees are described more fully beginning on page 13. The Board believes the Company and its shareholders are well-served by this leadership structure. Having a lead director vested with significant authority and key responsibilities and five independent Board committees chaired by independent directors promotes strong independent oversight.

Board, Committee, Individual and Lead Director Assessments

The Nominating and Corporate Governance Committee oversees self-assessment processes for the Board and the Audit, Compensation and Nominating and Corporate Governance committees, along with peer assessments for each director and the lead director. The purpose of the Board and committee assessments is to continually enhance the effectiveness of the Board and its committees. The annual written questionnaires for the Board and committees, which may be periodically revised in the judgment of the Board or a respective committee, presently include the following topics:

•	Board and committee efficiency and overall effectiveness

•	Board and committee structure

•	Board and committee composition

•	Board, committee and management dynamics

•	Quality and clarity of agendas and meeting materials
•	Fulfillment of Board and committee responsibilities

•	Strengths and opportunities

•	Board and committee access to experts and advisors

•	Board and committee suggested areas of future focus

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CORPORATE GOVERNANCE MATTERS
11

The purpose of the individual director peer assessments is to provide feedback to each director, enabling them to continually enhance their performance and to guide the Nominating and Corporate Governance Committee and Board as to each director’s fitness for re-nomination. The purpose of the lead director assessment is to provide feedback to the incumbent while enabling the continued development and enhancement of performance in the role. The lead director assessment is conducted annually while individual peer assessments are conducted two out of every three years for each director to coincide with the Board’s classified structure.

1

Annual Board, Committee and Director Questionnaires

The Nominating and Corporate Governance Committee annually reviews and updates tailored questionnaires for each of the Board, individual directors and the lead director, as well as the committee’s own questionnaire. Questionnaires for the Audit and Compensation Committees are annually reviewed and updated by each of those committees. Questionnaires are designed to include predominately open-ended questions for candid and constructive commentary.

2

Summary of the Completed Questionnaires

Summaries of the Board and committee assessments are prepared, which include all responses. Comments are unattributed and shared with the full Board and applicable committee. Summaries of the individual director questionnaires are reviewed by the lead director. A summary of the lead director assessment is reviewed by the Nominating and Corporate Governance Committee (not including the lead director).

3

Assessment Review and Feedback

The Chair of the Nominating and Corporate Governance Committee leads a discussion of the written Board assessment results at the committee and Board level. Separately, each committee chair leads a committee meeting discussion of the applicable committee assessment and reports on their discussion to the full Board. During these reviews, directors consider areas of strength and opportunities to enhance the operations of the Board and its committees.

Results of the lead director assessment are communicated to the lead director by the Nominating and Corporate Governance Committee and focus on the lead director’s performance, strengths and opportunities for continued effectiveness.

The lead director confers individually with each director following the individual director peer assessments to address individual director performance and effectiveness.

4

Actions

In response to past Board and committee assessments, a variety of actions have been taken to continue enhancing Board and committee governance activities, such as the following:

•  Ongoing enhancement to the new director onboarding program.

•  Varying meeting topics while facilitating participation of the appropriate subject matter experts and management personnel.

•  Overseeing the ongoing evolution of meeting briefing materials, to ensure continued director understanding and preparation in advance of meetings.

•  Facilitating more in-depth meeting discussion on topics to ensure active and ongoing participation and engagement between management and the Board during meetings.

•  Receiving regular education sessions and presentations covering a variety of topics, such as emerging risk areas, corporate governance and competitors.

MSA 2024 PROXY STATEMENT

CORPORATE GOVERNANCE MATTERS
12

Director Tenure, Succession and Recruitment

The Board periodically considers its own composition and the importance of board refreshment. Presently, seven directors have served for ten years or less, including directors Blanco, Jordan, Roberts, Rogers, Savi, Sperry and Vartanian. This current mix of newer and more experienced directors provides the Board with the contribution of new and diverse ideas while ensuring continuity and insight developed through a deeper understanding of the Company and its industry.

The Nominating and Corporate Governance Committee is responsible for identifying and reviewing potential director candidates and for recommending nominees to the Board. In preparing its candidate recommendations to the Board, the Committee considers, but does not choose solely on the basis of, the distinctive experiences and perspectives of diverse candidates. In evaluating diversity, the Committee and the Board consider not only race, national origin, gender and other director self-identified diversity characteristics, but also the need for a Board that represents diverse experience at policy choose solely on the basis of, the distinctive experiences and perspectives of diverse candidates. In evaluating diversity, the Committee and the Board consider not only race, national origin, gender and other director self-identified diversity characteristics, but also the need for a Board that represents diverse experience at policy making levels in business, past professional accomplishments and other factors when recommending prospective directors for the Company. In evaluating all potential candidates, the Committee is guided by an executive skills matrix of the Company’s current directors and a defined list of director recruitment criteria maintained by the Committee. The fundamental criterion for selecting a prospective director is the ability to contribute to the well-being of the Company and its shareholders. Good judgment, integrity and a commitment to the mission of the Company are essential. Our process for director selection is highlighted below.

Candidate Recommendations from: • Independent Search Firms • Outside Advisors • Independent Directors • CEO or Other Executive Officers • Shareholders	»

Candidate Evaluation

•  Consider skills matrix and identify specific needs

•  Review director recruitment criteria

•  Review independence standards, potential conflicts

•  Evaluate diversity, including diverse experiences and perspectives

•  Ensure alignment on commitment to integrity and the Company’s mission and values

•  Meet with directors and select key management

		»	Nominating and Corporate Governance Committee Recommendation of Candidate for Election to Board	»	Review by Full Board	»	Elect Director MSA has elected 6 new directors since 2017

Director Resignation Policy

The Board has adopted a resignation policy with respect to uncontested director elections. In accordance with this resignation policy, a director nominee who does not receive a majority of the votes cast in an uncontested election of directors must promptly tender a resignation to the Board. The Board’s procedures for identifying an uncontested election of directors, determining the majority of votes cast and responding to a tender of resignation are specified in the Corporate Governance Guidelines, which are available in the Corporate Governance section of the Company’s website at www.MSAsafety.com.

Director Retirement

Pursuant to the Board’s existing retirement policy as set forth in the Corporate Governance Guidelines, directors are expected to retire from the Board at the annual meeting of shareholders in the year of their 75th birthday, subject to the authority of the Board to ask a director to serve past the normal retirement date if the Board determines that doing so is in the best interests of the Company. The policy includes an exception, pursuant to which directors beneficially owning five percent or more of the Company’s Common Stock are exempt from the policy.

Meeting Attendance

The Board met five times during 2023. All directors attended at least 75% or more of the meetings of the Board and all committees on which they served. Directors are expected to attend the Annual Meeting. All directors attended last year’s meeting.

MSA 2024 PROXY STATEMENT

CORPORATE GOVERNANCE MATTERS
13

BOARD COMMITTEES

The Board presently maintains the following committees to assist in discharging its duties: Audit, Compensation, Nominating and Corporate Governance, Finance and Law Committees. A brief description of the Committees, their responsibilities and the current membership is provided below. Committee appointments will expire at the 2024 organizational meeting of the Board which follows the Annual Meeting. At the organizational meeting of the Board, committee appointments will be made for the following year.

Audit Committee

Chair:    William R. Sperry

Members:   Diane M. Pearse

      Sandra Phillips Rogers

Independence: All members of the Audit Committee are independent directors under the Board’s Independence Standards for Directors, NYSE listing standards and the applicable rules of the Securities and Exchange Commission.

Financial Expertise: All members of the Audit Committee satisfy the NYSE’s financial literacy requirement. The Board has determined that directors Pearse and Sperry are each an audit committee financial expert as defined by the rules of the Securities and Exchange Commission.

Meetings in 2023: 6

Overview:

The Audit Committee assists the Board in fulfilling its oversight responsibility relating to the integrity of the Company’s financial statements, accounting and financial reporting and disclosure processes, and the adequacy of the systems of disclosure and internal controls established by management.

Primary Responsibilities:

•  Selects and recommends to the Board and shareholders the Company’s independent registered public accounting firm and evaluates its qualifications, independence, fees and performance, and approves in advance all audit and non-audit services.

•  Reviews and discusses with management and the independent registered public accounting firm the Company’s financial statements and reports and its internal and disclosure controls and matters relating to the Company’s internal control structure.

•  Reviews the audit plans for and results of the independent and internal audits.

•  Oversees the Company’s Global Code of Business Conduct and related processes and programs governing legal and regulatory compliance, including those governing anti-bribery compliance.

•  Together with the Board, oversees and reviews with management the enterprise risk management program and contingency plans on a bi-annual basis.

•  Together with the Board, oversees and reviews with management the Company’s cyber security program and contingency plans on a quarterly basis.

•  Receives periodic reports from management regarding the Company’s disclosure of non-financial ESG metrics.

Compensation Committee

Chair:    Rebecca B. Roberts

Members:   Robert A. Bruggeworth

      Luca Savi

Independence: All members of the Compensation Committee are independent directors under the Board’s Independence Standards for Directors and NYSE listing standards.

Meetings in 2023: 3

Overview:

The Compensation Committee oversees the Company’s executive compensation and benefits and related policies and programs. For more information on the responsibilities and role of the Compensation Committee, including the Committee’s processes for determining executive compensation, see the Compensation Discussion and Analysis beginning at page 23.

Primary Responsibilities:

•  Reviews and recommends (to the independent directors for approval) the annual goals, performance and compensation of the Company’s chief executive officer.

•  Reviews and approves the compensation of all other executive officers and other key executives.

•  Monitors the effectiveness of all other employee benefit offerings.

•  Manages the Company’s overall compensation strategy and plans and assesses any risk inherent in these plans and attempts to ensure that such risk is not excessive and is acceptable to the Company.

•  Employs, compensates and oversees the Company’s compensation consultant and assures its independence.

MSA 2024 PROXY STATEMENT

CORPORATE GOVERNANCE MATTERS
14

Nominating and Corporate Governance Committee

Chair:    Robert A. Bruggeworth

Members:   Rebecca B. Roberts

      Sandra Phillips Rogers

Independence: All members of the Nominating and Corporate Governance Committee are independent directors under the Board’s Independence Standards for Directors and NYSE listing standards.

Meetings in 2023: 3

Overview:
The Nominating and Corporate Governance Committee oversees and recommends to the Board the Company’s corporate governance policies, procedures and practices.
Primary Responsibilities:

•  Reviews the composition and structure of the Board and its committees and recommends changes to the Board as necessary.

•  Establishes the criteria, skills and qualifications for Board membership and recommends nominees for election to the Board.

•  Reviews director compensation levels and practices and recommends to the Board changes in such compensation and equity ownership levels.

•  Oversees the formal processes for evaluating the performance of the Board, the Committee, the lead director and individual directors.

•  Oversees the Company’s orientation and onboarding program for new directors and the continuing education for current directors.

•  Reviews the Board’s processes associated with oversight of the Company’s ESG program efforts.

The Board may also add and/or remove other committees from time to time, based upon the needs of the Board at a given time. In addition to the committees described above, the Board presently also maintains a Finance Committee and a Law Committee. The Finance Committee presently consists of directors Pearse (Chair), Ryan and Sperry. The Committee, which met four times in 2023, reviews and makes recommendations to the Board regarding the Company’s capital structure, dividend policy, financing activities, hedging policies and practices, funding of the Company’s employee benefit plans, liquidity management, corporate financial plans and strategic financial analyses as requested by the Board. The Law Committee presently consists of directors Jordan (Chair), Lambert, Pearse and Ryan. The Committee, which met two times in 2023, reviews legal matters that could present significant risk to the Company.

MSA 2024 PROXY STATEMENT

CORPORATE GOVERNANCE MATTERS
15

RISK OVERSIGHT

The Board as a whole exercises oversight of the Company’s strategic risks and other risks identified through the Company’s enterprise risk management program. Strategic risks are identified in the course of the Board’s review and approval of the Company’s strategic plans, and there is regular monitoring of the Company’s performance against the strategic objectives as well as periodic review of the activities of competitors. The Board, directly and through its Audit Committee, also has oversight of the enterprise risk management program which is managed by the Chief Financial Officer. The enterprise risk management program is designed to enable effective and efficient identification and management of critical enterprise risks and to facilitate the incorporation of risk considerations into decision making. Management is responsible for leading the formal risk assessment and reporting process within the Company. Through consultation with the Company’s executive leadership, management periodically assesses the major risks facing the Company and works with functional leaders responsible for managing each risk to identify and consider appropriate mitigation elements to each risk, and to develop risk contingency plans, as appropriate. This analysis is reviewed two times each year with the Audit Committee and annually with the full Board, and input from the Board is considered in the analysis. Emerging risks are discussed as needed.

In addition to the Board oversight described above, each committee has various risks that it oversees. For example, the Audit Committee is responsible for reviewing the Company’s risk management policies and procedures, as well as its major financial risk exposures, and the processes management has established to monitor and control such exposures. The Compensation Committee monitors risk inherent in the Company’s compensation policies, compensation practices and similar matters related to the recruitment and retention of employees, and periodically receives educational legislative and regulatory updates. The Nominating and Corporate Governance Committee monitors risks related to Board performance and the Company’s governance practices. The Law Committee reviews the Company’s product safety program and legal matters that could present significant risk to the Company.

The Compensation Committee has evaluated the risks arising from the Company’s compensation policies and practices for its employees. This included a review of examinations by Pay Governance, LLC, the Compensation Committee’s compensation consultant, of the compensation philosophy, design, governance and administration of compensation policies and practices provided to MSA’s executives. The review also considered information developed by management regarding programs provided to other non-executive employees. Based on this, the Committee concluded again in 2023 that the risks arising from the Company’s compensation policies and practices for its employees are not reasonably likely to have a material adverse effect on the Company.

MSA 2024 PROXY STATEMENT

CORPORATE GOVERNANCE MATTERS
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COMPENSATION OF DIRECTORS

The Nominating and Corporate Governance Committee annually reviews director compensation and seeks to compensate directors in a manner that attracts and retains highly qualified directors and aligns the interests of the Company’s directors with those of the shareholders.

The following table describes the components of the non-employee directors’ compensation for 2023:

Compensation Element	Director Compensation Program

Annual Cash Retainer	$85,000

Annual Equity Award	$135,000 in restricted stock awards that vest after one year(1)

Board and Committee Fees	None

Chair Retainers	$15,000 for the Audit Committee $12,500 for the Compensation Committee $10,000 for the Finance, Law and Nominating and Corporate Governance Committees

Lead Independent Director Retainer	$30,000

Stock Ownership Guideline	Ownership of Common Stock or deferred stock units that have a value equivalent to five times the annual cash retainer to be satisfied within five years of joining the Board(2)

NOTE: Cash and/or equity compensation will be prorated for directors who have joined or left the Board or have assumed or left board leadership positions or committee chairs during the course of a year.

(1)

Non-employee directors have the option to defer the receipt of vested equity compensation until after their departure from the Board. Any director who elects such deferral will receive restricted stock units instead of restricted stock.

(2)	As of December 31, 2023, each non-employee director satisfied this guideline.

Under the 2017 Non-Employee Directors’ Equity Incentive Plan and its predecessors, the Company grants stock options, restricted stock, or a mix of each, to each non-employee director on the third business day following each annual meeting. Pro-rata awards are authorized under the 2017 plan for directors who join the Board during the period between annual awards. The total number of shares that may be issued under the 2017 plan is limited to 150,000 shares of Common Stock. If proposal No. 2 is approved by shareholders, the 2024 Non-Employee Directors’ Equity Incentive Plan will replace the 2017 plan for grants after the 2024 annual meeting of shareholders.

In 2019, the Board adopted the MSA Safety Incorporated Deferred Compensation Program for Non-Employee Directors. Pursuant to the program and beginning with equity grants made in 2020, non-employee directors have the option to defer receipt of vested equity compensation until after their departure from the Board.

On May 17, 2023, each non-employee director who did not elect to defer the receipt of their equity compensation was granted 939 shares of restricted stock, and each non-employee director who elected to defer the receipt of their equity compensation was granted 939 restricted stock units. Restricted stock units are counted for purposes of determining whether directors meet their stock ownership guideline, but directors do not receive voting rights in restricted stock units.

Prior to April 1, 2001, a director who retired from the Board after completing at least five years of service as a director was entitled to receive a lifetime quarterly retirement allowance under the Retirement Plan for Directors. The amount of the allowance was equal to the quarterly directors’ retainer payable at the time of the director’s retirement. Payment began when the sum of the director’s age and years of service equaled or exceeded 75. Effective April 1, 2001, plan benefits were frozen so that the quarterly retirement allowance, if any, payable to future retirees will be limited to $5,000 (the quarterly retainer amount in April 2001), multiplied by a fraction, of which the numerator is the director’s years of service as of April 1, 2001 and the denominator is the years of service the director would have had at the date the sum of the director’s age and years of service equaled 75.

The following table provides information on the 2023 compensation of non-employee directors who served for all or part of 2023.

Name	Fees Earned or Paid in Cash	Restricted Stock Award(1)(2)	Change in Pension Value(3)	Total

Robert A. Bruggeworth	$125,000	$134,972	$ —	$259,972

Gregory B. Jordan	$ 92,500	$134,972	$ —	$227,472

William M. Lambert	$ 85,000	$134,972	$ —	$219,972

Diane M. Pearse	$ 95,000	$134,972	$ —	$229,972

Rebecca B. Roberts	$ 97,500	$134,972	$ —	$232,472

Sandra Phillips Rogers	$ 87,500	$134,972	$ —	$222,472

John T. Ryan III	$ 85,000	$134,972	$ —	$219,972

Luca Savi	$ 85,000	$134,972	$ —	$219,972

William R. Sperry	$100,000	$134,972	$ —	$234,972

MSA 2024 PROXY STATEMENT

CORPORATE GOVERNANCE MATTERS
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(1)	Represents the aggregate grant date fair value of the restricted stock awards and stock option awards computed in accordance with FASB ASC Topic 718.
(2)

Beginning in 2020, non-employee directors have the option to defer the receipt of vested equity compensation until after their departure from the Board. Any director who elects such deferral will receive restricted stock units instead of restricted stock. The restricted stock units have dividend equivalent rights. Messrs. Jordan and Savi and Ms. Pearse elected to defer their 2023 awards. Ms. Phillips Rogers elected to defer her awards beginning in September 2023.

(3)

Represents the amount of the aggregate increase for 2023 in the actuarial present value of the director’s accumulated benefits, if any, under the Retirement Plan for Directors described above. Only Mr. Ryan is entitled to benefits under such Plan.

It is the practice of the Nominating and Corporate Governance Committee to periodically engage an independent compensation consultant to review the compensation of the non-employee directors. In 2023, the Committee engaged Pay Governance, LLC to assist in its review of the competitiveness and structure of the Company’s non-employee director compensation. After completing its review, the Committee recommended modest increases to the program effective January 1, 2024, consisting of a $10,000 increase in annual equity incentive award and an additional $2,500 retainer for the Audit Committee Chair, in order to better position our director compensation program from a competitive standpoint going forward.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

There are no interlocking relationships, as defined in regulations of the Securities and Exchange Commission, involving members of the Compensation Committee.

Directors Bruggeworth, Roberts (Chair) and Savi served as members of the Compensation Committee during 2023. The Board has determined that each of these directors is independent in accordance with the listing standards of the New York Stock Exchange.

REVIEW AND APPROVAL OR RATIFICATION OF RELATED PARTY TRANSACTIONS

The Company has a policy on related party transactions which operates along with the conflicts of interest section of the Company’s Global Code of Business Conduct. Copies of the policy on related party transactions and the Code are available on the Corporate Governance section of the Company’s website at www.MSAsafety.com.

The related party transactions policy covers any transaction in which the Company is a participant and the amount exceeds $120,000, and in which any “related person” had or would have a direct or indirect material interest.

A related person includes any of the following:

•	any executive officer

•	any director or nominee
•	any owner of 5% or more of the Company’s voting securities

•	any immediate family member of any person described above

Any officer, director or employee who is aware of a proposed transaction that may violate the policy must bring the transaction to the attention of the Chief Legal Officer and Chief Financial Officer of the Company. If the Chief Legal Officer or Chief Financial Officer determines that a proposed transaction could be a related party transaction, the matter will be submitted to the Nominating and Corporate Governance Committee for review. The Committee chair will report on any decision at the next meeting of the Board.

The standards applied by the Nominating and Corporate Governance Committee when reviewing transactions with related persons include the following:

•	the nature of the related party’s interest in the transaction

•	the terms and conditions of the transaction

•	the importance of the transaction to the related party

•	the importance of the transaction to the Company
•	whether the terms and conditions of the transaction are comparable to those of similar transactions not involving related parties

•	the potential for the transaction to impair the judgment of a director or executive officer of the Company

Mr. Jordan is the Executive Vice President, General Counsel and Chief Administrative Officer of The PNC Financial Services Group, Inc. (“PNC”), a company with which MSA presently maintains certain business dealings, including as a borrower under a Fourth Amended and Restated Credit Agreement pursuant to which PNC serves as administrative agent and a lender and an additional Credit Agreement entered into in 2023 pursuant to which PNC serves as administrative agent and a lender. Total amounts paid by MSA to PNC in 2023 were approximately 0.0549% of PNC’s 2023 revenues. The Board of Directors determined that the relationship was not material because, among other things, (a) the amounts paid to PNC were de minimis to the consolidated gross revenues of PNC, (b) the Company’s credit agreements with PNC were negotiated at arms-length in the ordinary course of business at market terms, and (c) the Company has maintained a relationship with PNC for many years prior to Mr. Jordan’s employment at PNC and prior to his election to the Board.

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CORPORATE GOVERNANCE MATTERS
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NOMINATING AND CORPORATE GOVERNANCE COMMITTEE PROCEDURES

The current members of the Nominating and Corporate Governance Committee are directors Bruggeworth (Chair), Roberts and Rogers, whose terms as Committee members will expire at the 2024 organizational meeting of the Board to be held on the date of the Annual Meeting. The Board has determined that each of the current members of the Committee is independent in accordance with the listing standards of the New York Stock Exchange.

The Committee will consider director candidate recommendations from a variety of sources, including from a shareholder, a non-management director, the chief executive officer, any other executive officer, a third-party search firm or other appropriate sources. Any shareholder who desires to have an individual considered for nomination by the Committee must submit a recommendation in writing to the Secretary of the Company, at the Company’s address appearing on page one, no later than 90 days in advance of the annual meeting at which the election is to be held. The recommendation should include the information required by our bylaws, such as the name and address of both the shareholder and the candidate and the qualifications of the candidate recommended. In addition to satisfying advance notice requirements under our bylaws, to comply with the universal proxy rules under the Securities Exchange Act of 1934, shareholders who intend to solicit proxies in support of director nominees other than those nominees nominated by the Company must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934 no later than 60 days prior to the anniversary date of the prior year’s annual meeting.

The Committee determines a process for identifying and evaluating nominees for director on a case-by-case basis, considering the context in which such nomination is being made. It is not anticipated that the process for evaluating a nominee would differ based on whether the nominee is recommended by a shareholder.

MSA 2024 PROXY STATEMENT

19

PROPOSAL NO. 2

APPROVAL OF THE ADOPTION OF THE MSA SAFETY INCORPORATED 2024 NON-EMPLOYEE DIRECTORS’ EQUITY INCENTIVE PLAN

The Company’s 2024 Non-Employee Directors’ Equity Incentive Plan (the “DEIP”) was originally established under the name 2017 Non-Employee Directors’ Equity Incentive Plan and most recently adopted by the Company’s Board of Directors on March 9, 2017 and approved by the Company’s shareholders on May 17, 2017. Upon recommendation of the Nominating and Corporate Governance Committee (the “Committee”), the Company’s Board of Directors adopted the renamed DEIP on October 27, 2023, subject to shareholder approval.

The principal features of the DEIP are summarized below. The summary is qualified in its entirety by the full text of the DEIP, which is set forth as Appendix A to this Proxy Statement.

The affirmative vote of the shareholders on or prior to October 27, 2024 is required for approval of the DEIP. If the shareholders of the Company do not approve the DEIP as proposed in this Proxy Statement, the DEIP will not be used by the Company and the predecessor plan will continue without amendment.

THE BOARD RECOMMENDS YOU VOTE “FOR” THE APPROVAL OF THE 2024 NON-EMPLOYEE DIRECTORS’ EQUITY INCENTIVE PLAN.

Such approval will ensure the Company’s continuing ability to attract and retain qualified persons to serve on the Company’s Board of Directors and to provide a flexible range of compensation options under the DEIP. Unless otherwise specified thereon, proxies received in the accompanying form will be voted in favor of approval of the DEIP. The DEIP replaces the Company’s predecessor plan, the 2017 Non-Employee Directors’ Equity Incentive Plan, and upon approval of the DEIP, no further awards will be granted under that plan.

General

The purposes of the DEIP are to promote the long-term success of the Company by:

•	creating a long-term mutuality of interests between the non-employee directors and shareholders of the Company;

•	providing an additional inducement for such directors to remain with the Company; and

•	providing a means through which the Company may attract able persons to serve as directors of the Company.

Each person who is a member of the Board of Directors of the Company and who is not an employee of the Company or any subsidiary is eligible to receive automatic awards under the DEIP. It is expected that approximately nine non-employee directors will be eligible to participate in the DEIP.

The maximum aggregate number of shares for which awards may be granted under the Plan is limited to the remaining shares of the Company’s common stock, without par value (the “Common Stock”) available for grant under the predecessor plan immediately prior to your approval of the DEIP (as of March 1, 2024, 68,439 shares were available, subject to the applicable counting, adjustment and substitution provisions), plus an additional 25,000 shares of Common Stock, subject to adjustment for stock splits, dividends and similar events. Common Stock that is subject to any unexercised, terminated, forfeited or expired award will become available for grant pursuant to new awards. The Common Stock which may be issued pursuant to an award under the DEIP may be treasury shares or authorized but unissued shares, or any combination of such shares.

MSA 2024 PROXY STATEMENT

2024 MANAGEMENT EQUITY INCENTIVE PLAN APPROVAL
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Administration

The DEIP will be administered by the Board. A majority of the members of the Board will constitute a quorum. The vote of a majority of a quorum (or the unanimous written consent of the Board members) will constitute action by the Board. The Board has the power to interpret and administer the DEIP. All questions of interpretation with respect to the DEIP, and application of the DEIP, or as to stock options, restricted stock or restricted stock unit awards granted under the DEIP, will be determined by the Board, and its determination will be final and binding.

The DEIP provides for the grant of stock options, restricted stock and restricted stock units. All of the foregoing grants are sometimes referred to herein as “awards,” and the recipient of any award or grant is sometimes referred to herein as a “grantee.”

Awards

The DEIP provides that on the third business day following each Annual Meeting of Shareholders, each director who is not an employee of the Company or a subsidiary will automatically be granted an award with a total value of $145,000, with the composition of the award to be determined by the Board in its discretion. The award may consist of all or any portion of nonstatutory stock options, shares of restricted stock or restricted stock units. The DEIP provides for pro-rated awards for non-employee directors appointed or elected to the Board after the annual grant. For purposes of valuing an award, the value is determined by the Company as of the date of grant based on the accounting grant date value of the award. The amount and mix of awards may be adjusted by the Board in its discretion, provided that the maximum value of shares subject to awards during a single fiscal year to any non-employee Director, taken together with any cash fees paid during the fiscal year to the non-employee director, in respect of the non-employee Director’s service as a member of the Board during such year (including service as a member or chair of any committees of the Board), shall not exceed $750,000 in total value.

On March 8, 2024, the fair market value of a share of the Company’s Common Stock was $185.92.

The number of shares available under the DEIP and any outstanding awards are automatically adjusted in the event of stock dividends and similar events. In the event the shares of Common Stock have been affected in such a way that an adjustment of outstanding awards is appropriate in order to prevent the dilution or enlargement of rights under the awards (including, without limitation, any extraordinary dividend or other distribution (whether in cash or in kind), recapitalization, stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event), the Board will make appropriate equitable adjustments, which may include, without limitation, adjustments to any or all of the number and kind of shares of stock (or other securities ) which may thereafter be issued in connection with such outstanding awards and adjustments to any exercise price specified in the outstanding awards and will also make appropriate equitable adjustments to the number and kind of shares of stock (or other securities) authorized by, or to be granted under, the DEIP.

Stock Options

Stock options granted under the DEIP expire ten years from the date of grant. Options which have not yet become exercisable are forfeited if the director resigns. All stock options are forfeited if the director is removed for cause. Otherwise, including upon retirement as defined in the DEIP, unexpired options may be exercised for five years following termination of service as a director (90 days in the case of resignation).

Stock options granted under the DEIP may be exercised by paying the option price to the Company in cash, by delivering to the Company shares of Common Stock having a market value on the date of exercise equal to the option price of the shares being purchased and/or through such other means as the Board determines are consistent with the Plan’s purpose and applicable law, including through withholding shares to be acquired upon exercise.

Repricing Prohibited

The DEIP prohibits repricing of options without further shareholder approval. Repricing means the grant of a new option in return for the cancellation, exchange or forfeiture of an award that has a higher grant price than the new award, the amendment of an outstanding award to reduce the grant price, the cancellation or repurchase of an option at a time when the grant price is greater than the fair market value of the Common Stock or any action that would be treated, for accounting purposes, as a repricing. The grant of a substitute award under the anti-dilution and adjustment provisions explained under “Awards” above is not a repricing.

Restricted Stock

Restricted stock is Common Stock that is issued to a director and is subject to restrictions, which include restrictions upon the sale, assignment, transfer or other disposition of the restricted stock and the requirement of forfeiture of the restricted stock upon termination of service under certain specified conditions. The restriction period applicable to restricted stock is determined by the Board upon grant in its discretion. If a director’s service terminates for any reason other than the director’s death, disability or retirement, as disability and retirement are defined in the DEIP, prior to vesting, the shares of restricted stock are forfeited. The director will have, with respect to awards of restricted stock, all of the rights of a shareholder of the Company, including the right to vote the restricted stock and the right to receive any dividends on such stock, provided that dividends may be held in escrow and if so would be subject to the same restrictions as applied to the restricted stock.

MSA 2024 PROXY STATEMENT

2024 MANAGEMENT EQUITY INCENTIVE PLAN APPROVAL
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Restricted Stock Units

Restricted stock units are units issued to a director that are subject to restrictions and, upon vesting, are satisfied through the delivery of Common Stock. The restrictions include restrictions upon the sale, assignment, transfer or other disposition of the restricted stock units and the requirement of forfeiture of the restricted stock units upon termination of service under certain specified conditions. The restriction period applicable to restricted stock units is determined by the Board upon grant in its discretion. If a director’s service terminates for any reason other than the director’s death, disability or retirement, as disability and retirement are defined in the DEIP, prior to vesting, the restricted stock units are forfeited. The director is not a shareholder until shares are delivered in satisfaction of the restricted stock units. Dividend equivalents are paid on the restricted stock units, provided that such amounts may be held in escrow and if so would be subject to the same restrictions as applied to the restricted stock.

Effect of Change in Control

Notwithstanding any other provision of the DEIP to the contrary, immediately prior to any Change in Control of the Company (as defined in Section 11 of the DEIP), all options and restricted stock units which are then outstanding will become fully vested and, if applicable, exercisable, and all restrictions with respect to shares of restricted stock which are then outstanding will lapse, and such shares will be fully vested and nonforfeitable.

Possible Anti-Takeover Effect

The provisions of the DEIP providing for the acceleration of the exercise date of stock options, the vesting of restricted stock units and the lapse of restrictions applicable to restricted stock upon the occurrence of a Change in Control may be considered as having an anti-takeover effect.

New Plan Benefits

The actual amount of awards to be received by or allocated to non-employee directors, the only category of participants under the Plan, is not determinable in advance. However, under the predecessor plan, the non-employee directors each received 939 shares of restricted stock in 2023.

Amendment and Termination

The Board may at any time amend or terminate the DEIP. However, no such action by the Board may terminate any outstanding stock options or restricted stock units granted under the DEIP. The Board has the authority to make grants under the DEIP until the tenth anniversary of the effective date. Further, the Board may not amend the DEIP without the approval of the Company’s shareholders to the extent such approval is required by the rules of any exchange upon which the Common Stock is listed or if approval of the amendment is required to qualify for the exemption provided by Rule 16b-3 of the Securities Exchange Act of 1934.

Equity Compensation Plans

The following table provides information about grants under the Company’s equity compensation plans as of December 31, 2023.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(c)

Equity compensation plans approved by security holders	26,536	45.95	1,937,846*

Equity compensation plans not approved by security holders	None	—	None

Total	26,536	45.95	1,937,846

*

Includes 1,869,407 shares available for issuance under the Amended and Restated 2016 Management Equity Incentive Plan and 68,439 shares available for issuance under the 2017 Non-Employee Directors’ Equity Incentive Plan.

Federal Income Tax Consequences

The following is a summary of certain material federal income tax consequences with respect to awards that may be granted under to the DEIP under current federal tax laws and certain other tax considerations associated with awards under the DEIP. The summary does not address tax rates or non-U.S., state or local tax consequences, nor does it address employment tax or other federal tax consequences except as noted.

MSA 2024 PROXY STATEMENT

2024 MANAGEMENT EQUITY INCENTIVE PLAN APPROVAL
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Stock Options. Stock options granted under the DEIP will be non-statutory options (i.e., stock options that are not eligible for incentive stock option treatment under the Internal Revenue Code, referred to herein as the “Code”). In general, a director will not be taxed at the time a stock option is granted, but will recognize ordinary income in connection with the exercise of the stock option equal to the excess (at the time of exercise) of the fair market value of the shares acquired upon exercise over the exercise price. A corresponding deduction will generally be available to the Company. Upon a subsequent disposition of the shares purchased, any recognized gain or loss is treated as a capital gain or loss, depending on the director’s holding period with respect to the shares purchased.

Restricted Stock. In general, a director who has received restricted stock subject to a substantial risk of forfeiture will not recognize income until the risk of forfeiture lapses. When the risk of forfeiture lapses, the director will recognize ordinary income in an amount equal to the excess of the fair market value of the shares at that time over any purchase price paid. However, a director may make an election under Section 83(b) of the Code to be taxed on restricted stock award when it is acquired rather than when the substantial risk of forfeiture lapses. A director who makes an effective 83(b) election will realize ordinary income in an amount equal to the fair market value of the shares as of the time of acquisition less any price paid for the shares. If a director makes an effective 83(b) election, no additional income results by reason of the lapsing of the restrictions. The Company is generally entitled to a deduction at the time that the director is required to recognize ordinary income.

For purposes of determining capital gain or loss on a sale of shares awarded under the DEIP, the holding period in the shares begins when the director realizes taxable income with respect to the transfer of the shares. The director’s tax basis in the shares equals the amount paid for the shares plus any income realized with respect to the transfer. If a director makes an effective 83(b) election and later forfeits the shares, the tax loss realized as a result of the forfeiture is limited to the excess of what the director paid for the shares (if anything) over the amount (if any) realized in connection with the forfeiture.

Restricted Stock Units. In general, a director who is awarded restricted stock units will not recognize income, and the Company will not be allowed a deduction, at the time the award is made. Instead, the director will generally recognize ordinary income at the time the restricted stock units vest and are settled by delivery of shares of Common Stock, or a later deferred date as provided in a deferral election, and a corresponding deduction is generally available to the Company.

Section 409A. Section 409A of the Code imposes an additional 20% income tax, plus, in some cases, a further income tax in the nature of interest, on nonqualified deferred compensation that does not comply with deferral, payment-timing and other formal and operational requirements specified in Section 409A of the Code and related regulations and that is not exempt from those requirements. Stock options and restricted stock granted under the DEIP are intended to be exempt from Section 409A of the Code. The DEIP gives the Board the flexibility to prescribe terms for awards that are consistent with the requirements of, or an exemption from, Section 409A of the Code.

Certain Change of Control Payments. Under Section 280G of the Code, the vesting or accelerated exercisability of stock options or the vesting and payment of other awards in connection with a change of control of a corporation may be required to be valued and taken into account in determining whether participants have received compensatory payments contingent on the change in control in excess of certain limits. If these limits are exceeded, a substantial portion of amounts payable to the participant, including income recognized by reason of the grant, vesting or exercise of awards, may be subject to an additional 20% federal tax and may be non-deductible to the Company.

THE BOARD RECOMMENDS YOU VOTE “FOR” PROPOSAL NO. 2: APPROVAL OF THE ADOPTION OF THE MSA SAFETY INCORPORATED 2024 NON-EMPLOYEE DIRECTORS’ EQUITY INCENTIVE PLAN

The Board of Directors recommends a vote FOR approval of the 2024 Non-Employee Directors’ Equity Incentive Plan. Properly executed proxies timely received in the accompanying form will be so voted, unless otherwise directed thereon. Approval of this proposal requires the affirmative vote of a majority of the votes cast (which excludes abstentions and failures to vote (e.g., broker non-votes)) by the holders of Common Stock present and voting in person or by proxy, with a quorum of a majority of the outstanding shares of Common Stock being present or represented at the Annual Meeting.

MSA 2024 PROXY STATEMENT

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Executive Compensation

COMPENSATION DISCUSSION AND ANALYSIS

In this section, we will describe the material components of our executive compensation program for our Named Executive Officers, referred to herein as “Named Officers,” whose compensation is set forth in the 2023 Summary Compensation Table and other compensation tables contained in this proxy statement:

•	Nishan J. Vartanian, Chairman and Chief Executive Officer

•	Lee B. McChesney, Senior Vice President and Chief Financial Officer

•	Steven C. Blanco, President and Chief Operating Officer

•	Bob W. Leenen, Senior Vice President and President, MSA International(1)

•	Stephanie L. Sciullo, Senior Vice President and President, MSA Americas

(1)	Mr. Leenen left the Company on February 9, 2024.

We will also provide an overview of our executive compensation philosophy and our executive compensation program. In addition, we explain how and why the Compensation Committee of the Board (the “Committee”) arrives at specific compensation policies and decisions involving the Named Officers. These programs and processes are driven by the Committee’s desire to continually increase shareholder value while assuring sound corporate governance, transparency and alignment with MSA’s Vision and Values.

EXECUTIVE SUMMARY

2023 Executive Compensation Overview

The objectives of MSA’s executive compensation programs are to improve shareholder value over the long-term by attracting, retaining and motivating executives who will drive financial and operational performance and enable the Company to achieve its goals. Our programs are guided by a philosophy that strives to align target compensation at the middle (50th percentile) of the market. The primary elements of total compensation include salary, performance-based cash incentives and equity incentives. We also provide limited perquisites and retirement and benefit plans.

Our programs are designed to provide an above-market compensation opportunity for performance exceeding annual budget and peer group norms. We believe that this philosophy enables the Company to attract and retain executive talent by providing the opportunity to work in a highly ethical, growing and team-oriented Company.

The Company had several key areas of focus in 2023 including:

•	Financial performance goals

•	Profitable growth and margin enhancement

•	Optimizing factory throughput and cash conversion

The above areas of focus correlate with the Named Officers’ performance metrics within the cash incentive plan and contribute to driving working capital, operating profits, revenue targets and Environmental, Social and Governance (“ESG”) performance. Demonstrating the strong correlation between the Company’s performance incentive plans and actual results, each of our Named Officers earned cash incentive awards pursuant to our annual incentive program at 200% of target due to Company performance.

To emphasize the importance of “pay-for-performance” in our compensation philosophy, the Company’s incentive arrangements are based on the achievement of specific performance goals that support our business strategy. Our long-term incentive program includes performance-based stock units and time-vesting restricted stock units. Our performance stock unit program metrics are adjusted EBITDA margin percentage and revenue growth, modified by total shareholder return (“TSR”) compared to the S&P Midcap 400 Industrials Index. Time-vesting restricted stock units vest after three years of continued employment, providing the Company with a valuable retention incentive and alignment with shareholders’ rewards for increases in stock price.

During 2023, the Committee reviewed the design and administration of all executive compensation programs to ensure those programs continue to meet our performance requirements and to deliver on our Core Principles (as described in the next section below). The Committee also reviewed policies such as stock ownership requirements and assessed its short-term incentive goals. In addition, long-term incentive vesting provisions, capped incentive awards and short-term metrics that align with shareholder value creation serve to mitigate risk. The Committee concluded that the risks arising from the Company’s executive compensation programs are not reasonably likely to have a material adverse effect on the Company.

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COMPENSATION DISCUSSION AND ANALYSIS
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At the annual shareholders’ meeting in May 2023, the executive compensation of the Company’s Named Officers was approved by our shareholders, with 97.5% of the votes cast voting in favor of the proposal. The Committee considered this vote in connection with its determination of compensation policies and decisions and has concluded that the Company will maintain its existing compensation philosophy for 2024.

Components of Executive Compensation Program

The objectives of MSA’s executive compensation programs are to improve shareholder value over the long-term by attracting, retaining and motivating executive talent who will drive financial and operational performance and enable the Company to achieve its goals. Our program is guided by a philosophy that strives to align target compensation at the middle (50th percentile) of the market for total target direct compensation. Elements of total compensation include salary, performance-based cash, performance-based equity incentives and time-vesting equity incentives. Our program is designed to provide an above-market compensation opportunity for performance exceeding annual targets and peer group norms. We believe that this philosophy enables the Company to attract and retain executives by providing the opportunity to work in a highly ethical, growing and team-oriented Company.

CORE PRINCIPLES	OBJECTIVE

•  Executive compensation should be aligned to the achievement of corporate goals and objectives and provide line of sight to annual and long-term corporate strategies without promoting unacceptable levels of risk to the Company.

Improve shareholder value

•  A significant portion of an executive’s compensation should be “performance-based” and should hold executives accountable for the achievement of strategic corporate objectives and increases in shareholder value.

Improve shareholder value
• The compensation program should promote an “ownership culture” through the use of stock-based compensation and ownership guidelines that clearly define expected levels of ownership in MSA’s stock.	Improve shareholder value
• The compensation program should reward each executive’s individual performance and unique responsibilities while assuring a fair and competitive approach.	Attract, retain and motivate superior talent
• The compensation program should recognize and reward an executive’s loyalty and tenure with the Company by providing financial security following retirement.	Attract, retain and motivate superior talent

Building on these core principles, our executive compensation program contains both cash and stock-based components designed to meet specific objectives. The Committee considers both annual and long-term Company goals and strives to develop incentives that motivate executives to achieve these goals. Cash payments are provided through an executive’s base salary and a performance-based annual incentive. Company stock is provided through the use of performance-based stock units and time-vesting restricted stock units. The Committee has chosen to align its cash incentive programs with the achievement of annual internal financial and strategic goals, and its performance-based stock units with long-term internal goals based on adjusted EBITDA margin percentage and revenue growth modified by TSR performance relative to our peer group.

U.S. based executives participate in a retirement plan that provides for post-employment financial security, and some executives are provided with a limited number of perquisites (company vehicle or vehicle allowance, financial counseling, executive physicals and limited club memberships for business use) that the Committee believes serve a business purpose, are common in the market and are of modest cost to the Company. Executives also participate in a severance plan that provides certain benefits to executives should their employment be terminated following a change in control of the Company. The specific rationale for why the Committee has chosen to provide each element of compensation is as follows:

COMPENSATION COMPONENT	KEY CHARACTERISTICS	PURPOSE	PRINCIPAL 2023 ACTIONS
Base Salary	Fixed cash compensation component. Reviewed annually and adjusted, if and when appropriate.	Intended to compensate an executive fairly for the responsibility level of the position held.	Annual base salary increases (1) for Named Officers in 2023 ranged from 3% to 9% based on the 2022 performance year and individual performance reviews.
Annual Incentive Awards	Variable cash compensation component. Payable based on corporate and business unit performance.	Intended to motivate and reward executives for achieving our annual business objectives that drive overall performance.	The Named Officers received annual incentive awards in 2024 for 2023 performance ranging from $630,008 to $2,206,160 at 200% of target.
Long-Term Incentive Awards	Variable stock component. Actual amounts earned vary based on corporate and share price performance.	Intended to motivate executives to achieve our longer-term business objectives by tying incentives to the performance of our Common Stock over the long-term and to reinforce the link between the interests of our executives and our shareholders.	The Named Officers received long-term incentive awards in February 2023 with grant date values ranging from $488,767 to $4,512,600.

MSA 2024 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
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COMPENSATION COMPONENT	KEY CHARACTERISTICS	PURPOSE	PRINCIPAL 2023 ACTIONS
Health and Welfare Plans and Retirement Plans	Fixed compensation component.	Intended to provide benefits that promote employee health and support employees in attaining financial security.	No changes to programs in 2023 that affected Named Officers.
Perquisites and Other Personal Benefits	Fixed compensation component.	Intended to provide a business-related benefit to our Company and to assist in attracting and retaining executives.	No changes to programs in 2023 that affected Named Officers.
Post-Employment Compensation	Fixed compensation component.	Intended to provide temporary income following an executive’s involuntary termination of employment and, in the case of a change of control, to also provide continuity of management.	No changes to programs in 2023 that affected Named Officers.

(1)	Base salary increases reflect results from the Company annual performance review and merit increase process. The increases do not reflect the impact of promotions.

The Committee believes that these components, taken as a whole, provide an attractive compensation package that aligns with the Company’s annual and long-term goals and enables the Company to attract, retain and motivate executive talent. As a means of mitigating risk, the Committee has adopted policies such as share ownership guidelines, which require executives to maintain a certain level of ownership of MSA stock. The Company also maintains two compensation recoupment policies. One policy provides that in the event of a restatement of MSA’s financial results, the Company will claw back incentive-based compensation erroneously received by current or former executive officers during the three completed fiscal years immediately preceding the year in which the Company is required to prepare an accounting restatement due to material noncompliance with financial reporting requirements. The second policy provides the Company with the ability to recoup certain awards previously paid to or earned by executive officers and other employees based on financial results that were later restated downward, financial irregularities causing a revision of performance metrics upon which compensation was based, and discretionary authority held by the Committee that allows modification of any payouts from any plan, in the event of any other misconduct that results in substantial financial or reputational harm to the Company.

Performance-Based Incentives. The Committee believes that a significant portion of a Named Officer’s compensation should be delivered through performance-based incentive compensation components. The Committee has identified meaningful financial and shareholder performance objectives that align with the business, are measurable and are used by management on a day-to-day basis to pursue its business strategy. The Committee has chosen the following measures for use in the Company’s incentive arrangements that support and align with the Company’s business strategy:

PERFORMANCE MEASURE	ANNUAL CASH INCENTIVE PLAN	LONG-TERM INCENTIVE PLAN	RATIONALE FOR USE

Stock Price		X	Indicator of shareholder value creation

Total Shareholder Return		X	Indicator of shareholder value creation

Revenue Growth		X	Encourages both organic sales growth and sales growth by acquisition

Net Income	X		Encourages bottom-line profitability

Adjusted EBITDA Margin Percentage	X	X	Encourages operating profitability and expense management

Net Sales	X		Encourages revenue growth

Working Capital as a Percentage of Sales	X		Encourages activities that increase the cash available for investment in the business, dividends and debt repayment

In summary, the Committee believes that the best way to reward executives is to combine a program of cash incentives (based on annual financial performance goals) with stock incentives (based on increases in the Company’s stock price and, in part, on performance measured against long-term financial performance metrics).

The Company’s incentive plans (annual and long-term) are targeted to reward executives at the middle (50th percentile) of the market for achieving expected or targeted performance levels. For example, our annual incentive plan is designed to pay above the targeted level and, therefore, above the middle of the market if the Company’s performance exceeds our goals and expectations, up to a cap upon maximum performance. If the Company’s performance falls below our goals and expectations, the annual incentive plan is designed to pay below the targeted level. If actual performance falls below certain threshold levels, our annual incentive plan is designed to pay nothing. This variable aspect of our annual incentive arrangement is also present in our long-term incentive plan. For instance, a significant portion of our long-term incentive plan consists of performance-based stock units. At the date of grant, a target number of shares is established based on the share value at the time of the award and present dollar value of the

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COMPENSATION DISCUSSION AND ANALYSIS
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compensation intended to be delivered. Ultimately, the number of shares awarded at the end of the performance period varies based on the achievement of corporate goals. Our performance-based restricted stock units also incorporate a performance threshold below which no payments are made. The 2022 and 2023 equity grants under the long-term incentive plan remain unvested, thereby providing the Company with important retention benefits.

The following table shows the allocation of performance-based versus fixed compensation components for our Named Officers at targeted levels as of the end of 2023:

PERCENT OF COMPENSATION AT RISK

Named Executive Officers	Performance Based(1)	Fixed(2)

Nishan J. Vartanian	84.8%	15.2%

Lee B. McChesney	57.4%	42.6%

Steven C. Blanco	59.8%	40.2%

Bob W. Leenen	48.8%	51.2%

Stephanie L. Sciullo	52.7%	47.3%

(1)	Based on the target value of 2023 non-equity incentive award as of December 31, 2023 plus the target equity award allocation of equity instruments to performance units as of December 31, 2023.
(2)

Based on annual base salary as of December 31, 2023 plus the target equity award as of December 31, 2023 and the allocation of equity instruments to time vested restricted units. Time vested restricted units are included in the “fixed” column because there are no performance conditions to their vesting (other than continued employment), but unlike base salary, the ultimate value of restricted stock is inherently performance-based.

COMPENSATION OVERSIGHT PROCESS

Role of the Committee. The Committee has responsibility for the oversight and decision-making regarding executive compensation except for Chief Executive Officer (“CEO”) compensation, which is recommended by the Committee but approved by the independent directors as described below. The Committee has engaged an outside compensation consultant, Pay Governance, LLC to provide assistance and guidance on executive compensation matters. The consultant provides management and the Committee with relevant information pertaining to market compensation levels, alternative compensation plan designs, market trends and best practices. Pay Governance is considered to be independent by the Committee. During 2023, the consultant provided executive compensation consulting services to the Committee and also provided non-employee director compensation services to the Nominating and Corporate Governance Committee. Further, the Committee has not discovered any conflicts of interest that were raised by the work of the consultant involved in determining or recommending executive compensation.

At its meetings, the Committee regularly holds executive sessions, which exclude management and, subject to the Committee’s desire, may include its independent consultant. Management assists in the coordination and preparation of the meeting agenda and materials for each meeting, which are reviewed and approved by the Committee Chair. Meeting briefing materials are provided to Committee members for review approximately one week in advance of each meeting. The Committee met three times in 2023 and held an executive session at all three of the meetings.

For the CEO’s compensation, the Committee develops proposals and presents them to the independent directors of the Board for their approval. Compensation decisions regarding all other executives are approved by the Committee, which takes into consideration the recommendations of the CEO.

Role of the Compensation Consultant. The Committee has retained Pay Governance, LLC as its executive compensation consultant. The compensation consultant reports directly to the Committee and the Committee may replace the compensation consultant or hire additional consultants at any time. The compensation consultant attends meetings of the Committee, as requested, and communicates with the Committee Chair between meetings.

The compensation consultant provides various executive compensation services to the Committee pursuant to a written consulting agreement approved by the Committee Chair. Generally, these services include advising the Committee on the principal aspects of our executive compensation program and evolving industry practices and providing market information and analysis regarding the competitiveness of our program design and our award values in relation to performance.

During 2023, the compensation consultant performed the following specific services for the Committee:

•	Provided presentations on executive compensation trends and external developments.

•	Provided an annual competitive evaluation of total compensation for the Named Officers, as well as our overall compensation program.

•	Reviewed Committee agendas and supporting materials in advance of each meeting and raised questions/issues with management and the Committee Chair, as appropriate.

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•	Reviewed drafts and commented on the compensation discussion and analysis for the proxy statement and the related compensation tables.

In addition, the compensation consultant attended meetings of the Committee during 2023 as requested by the Committee Chair.

The Committee retains sole authority to hire the compensation consultant, approve its annual fees, determine the nature and scope of its services, evaluate its performance, approve all invoices for payment of services and terminate its engagement.

Use of Competitive Data. The Committee reviews data related to compensation levels and programs of other companies prior to making its decisions. The Committee engages its consultant to perform a comprehensive assessment of compensation levels provided to executives among a peer group of companies. These companies are selected based on the following criteria:

•	Annual revenues that range from approximately half to double our annual revenues (approximately $900 million to $3.6 billion in 2023)

•	Manufacturing processes similar to various MSA industry sectors and technologies

•	Global operations and customer base

For 2023, the peer group consisted of the following 20 companies:

Albany International Corp. Barnes Group Inc. Brady Corporation Chart Industries, Inc. EnPro Industries, Inc. ESCO Technologies Inc. Federal Signal Corporation	Franklin Electric Co., Inc. Gentex Corporation Graco Inc. IDEX Corporation ITT, Inc. Littelfuse, Inc. Masimo Corporation	Matthews International Corporation Nordson Corporation Simpson Manufacturing Company Inc. Standex International Corporation TriMas Corporation Zurn Elkay Water Solutions Corporation

The Committee reassesses the peer group composition annually and may periodically make changes by adding companies that may better meet our selection criteria and/or by removing companies that may have experienced change, such as an acquisition, or no longer fit our selection criteria. In 2023, the Committee, through its consultant, conducted a review of the peer companies and concluded that, for 2023, the peer group should be adjusted as set forth above. Specifically, (i) four companies (Chart Industries, Inc., EnPro Industries, Inc., ITT, Inc. and Zurn Elkay Water Solutions Corporation) were added to the peer group, (ii) two companies (Lincoln Electric Holdings, Inc. and MKS Instruments, Inc.) were removed from the peer group because their annual revenues no longer fit the Company’s selection criteria outlined above, and (iii) two companies (Donaldson Company, Inc. and Waters Corporation) were removed from the peer group to maintain a desired peer group size profile.

Once the peer group has been established each year, the Committee’s consultant conducts an analysis of the most recent proxy disclosures for the peer group companies in order to understand the compensation ranges for base salary, and the annual and long-term incentives provided to the peer group named executive officers. In addition, regression analysis is applied to data from compensation surveys conducted by Willis Towers Watson representing nearly 1,000 general industry companies. The Committee believes that the combination of these comprehensive data sources allows it to understand the market compensation ranges for both the Named Officers and other key executives based on the duties and responsibilities of each position and to determine the level of compensation needed to target the middle (50th percentile) of the market.

The market compensation data is further used to develop a market compensation structure which includes salary grades with midpoints. Each U.S. based executive is assigned to a salary grade where the midpoint of the grade approximates the median (50th percentile) of the market salary level for that position. Each salary grade has a salary range around the midpoint and has corresponding annual and long-term incentive award opportunities that are percentages of the midpoint, and which also align to market-based values. In assigning an executive to a salary grade, the Committee also considers internal factors that may, in a limited number of instances, impact the grade assignment of an executive.

In addition to the market data, the Committee considers the following factors when making compensation decisions:

•	Individual and Company performance

•	Experience in the position

•	Current compensation relative to market median

An assessment of these factors could result in actual compensation being positioned modestly above or below the desired median of the market positioning. The Committee does not consider amounts earned from prior performance-based compensation, such as prior bonus awards or realized or unrealized stock award gains, in its decisions to increase or decrease compensation for the following year. The Committee believes that this would not be in the best interest of retaining and motivating its executives.

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In order to assess the impact of its executive compensation decisions, the Committee reviews a summary report – or “tally sheet” – of total compensation prepared for the CEO. The tally sheet includes the total dollar value of annual compensation, including salary, annual and long-term incentive awards and the value of other benefits and perquisites. The tally sheet also provides the Committee with information pertaining to equity ownership and benefits the Company is required to provide to the CEO under various termination scenarios. The Committee’s review of the tally sheet information is an integral part of its decision-making process each year.

DETERMINATION OF EXECUTIVE COMPENSATION AMOUNTS

Fixed Cash Base Salary. The Company provides executives with a base salary in order to attract and retain talent. Base salary is designed to be competitive with other organizations and is sensitive to the skill level, responsibility and experience of the executive. Base salary for each executive is determined through our external benchmarking process and an internal comparison to other executives at the Company to ensure internal equity. Base salary levels are targeted to the market median, although the Committee considers base salary levels that fall within plus or minus 10% of the market median to be competitive.

Base salary adjustments are considered and are affected by each executive’s individual performance assessment based on a rigorous performance review process. This individual process details an executive’s annual accomplishments compared to performance expectations established at the outset of each year and assesses the individual’s behaviors used to achieve the performance level. The CEO develops and recommends to the Committee annual base salary adjustments for each executive primarily by evaluating the value and impact that each executive has had on the Company’s performance during the year.

The Committee performs a similar comprehensive evaluation of the CEO’s performance against predetermined annual operational and strategic goals previously approved by the independent directors of the Board and determines a recommended annual base salary increase based on the outcome of this evaluation. This salary recommendation is then also approved by the independent directors of the Board. At its February 2024 meeting, the Committee approved salary increases ranging from 0% to 6% for the Named Officers employed on the date of the meeting. Following these adjustments, salary levels were positioned as follows relative to the market median targeted level: Mr. Vartanian, 10% above median; Mr. McChesney, 1% above median; Mr. Blanco 4% below median; and Ms. Sciullo, 3% below median.

Performance-Based Annual Cash Incentive. The Company provided executives with an annual cash incentive during 2023 based on the MSA Executive Incentive Plan (EIP), which directly rewards the accomplishment of key corporate goals. Additionally, executives, including the CEO, are eligible for a program known as the “Enhanced Bonus” that rewards participants only when the Company’s actual consolidated net income exceeds pre-set board-approved targets. Under the Enhanced Bonus feature, annual incentive awards earned under the EIP, which are each limited to a maximum payout of 150% of target, may be increased from 0% to 50% if the Company’s consolidated net income exceeds the target. The enhancement is interpolated at performance levels between target and 125% of target. For each 1% increase in actual consolidated net income above target, earned awards under the EIP are increased by 2%. For example, at performance of 105% of net income target, the incentive is increased by 10%. The incentive is increased by 50% if the Company exceeds the net income target by 25% or more, and the total bonus opportunity is capped at 200% of target. The Committee believes that the increased performance leverage that the Enhanced Bonus is designed to provide is in the best interests of our shareholders by motivating our senior management to exceed bottom line profitability targets in addition to important Company performance metrics.

The following chart illustrates how the enhanced bonus feature rewards performance that exceeds targets under the EIP, thereby assuring that executive reward is aligned to shareholder value. The “Example of Highly Leveraged Plan” in the chart is based upon Pay Governance, LLC research.

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Under the EIP, the target incentive opportunity (paid for achieving target performance) for each Named Officer is aligned with the executive’s salary midpoint which approximates the market median as determined through our external benchmarking process, although the Committee generally considers target incentive opportunities between plus or minus five percentage points of the market median to be competitive. If actual performance drops below a predefined performance threshold, payout drops to zero. In calculating financial results for purposes of determining annual cash incentive performance, the Company may also adjust results to account for one-time and unplanned events, such as foreign currency impacts, corporate restructuring expense, costs related to acquisitions or divestitures, gains or losses related to dispositions or divestitures, pension-related income and expense, third-party interest expense and income, and other items. These adjustments facilitate decisions being made in the best interests of the Company without consideration of certain compensation-related impacts that might otherwise occur. For example, in 2023 the Company completed its divestiture of a subsidiary holding legacy product liabilities. The 2023 annual cash incentive calculation included an adjustment to exclude the impact of expenses associated with completing the divestiture, reduced by an offsetting favorable variance in product liability expense.

The following table shows the target bonus percent and dollar amount of incentive that would be earned if actual performance for 2023 was equal to targeted performance:

2023 TARGET CASH INCENTIVE AWARD

	Percent of Salary Midpoint(1)	EIP Target Award(2)

Nishan J. Vartanian	110%	$1,103,080

Lee B. McChesney	75%	$393,905

Steven C. Blanco (3)	80%	$409,651

Bob W. Leenen (4)	65%	$431,225

Stephanie L. Sciullo (3)	65%	$315,004

(1)	Reflects the percentage of the Named Officers’ salary midpoint which is shown as of December 31, 2023.
(2)

EIP target award is the amount that would be paid to the executive assuming all Company and individual performance goals are met per that executive’s performance metrics based upon targets and midpoints as of December 31, 2023.

(3)

Mr. Blanco and Ms. Sciullo each received mid-year promotions, which resulted in mid-year increases of both target percentage and salary midpoint. The EIP Target Award amount is prorated to reflect the effective dates of those changes.

(4)	EIP Target Award for non-U.S. based executive Mr. Leenen is converted to USD using the December 29, 2023 exchange rate of 1 CHF = 1.18858 USD.

Actual EIP award payments are based primarily on the achievement of a variety of Company financial and non-financial goals, including goals established for ESG. In 2023, the Committee approved an ESG scorecard pursuant to which the achievement of established goals would enable the Named Officers and certain other executives to receive up to a 5% modifier (plus or minus) to their annual cash incentive. ESG scorecard goals included environmental, social and program governance elements intended to drive the Company’s continued enhancement of ESG activities.

Actual EIP award payments for the CEO for 2023 were based 30% on achievement of consolidated net sales, 30% on consolidated EBITDA Margin Percentage, 30% on achievement of consolidated working capital as a percentage of sales and 10% on consolidated adjusted gross profit margin, all relative to predetermined goals established and approved by the Committee. The Committee also recommends for Board approval annual operational and strategic goals for the CEO.

Actual awards paid for 2023 performance are included in the Summary Compensation Table on page 37 under the column Non-Equity Incentive Plan Compensation. Award opportunities for each Named Officer under the combined plans for 2023 at threshold, target and maximum are included in the Grants of Plan-Based Awards table on page 38 under the columns Estimated Possible Payouts Under Non-Equity Incentive Plan Awards.

For the CEO and the other Named Officers, the Committee and, in the case of the CEO, independent directors of the Board, approved the following performance targets:

PERFORMANCE TARGETS FOR ANNUAL CASH INCENTIVE

Bonus results applicable to all Named Executive Officers (Dollars in thousands)
		2023 Actual Performance	Pre-Established 2023 Incentive Goals
Performance Measure	Weighting		Threshold	Target	Maximum

Consolidated Net Sales	30%	$1,772,091	$1,364,312	$1,605,073	$1,845,834

Consolidated EBITDA Margin (%)	30%	25.46%	18.22%	22.78%	27.34%

Consolidated Working Capital as a % of Net Sales	30%	26.10%	36.00%	30.00%	24.00%

Consolidated Adjusted Gross Profit Margin (%)	10%	48.13%	44.68%	45.38%	46.08%

Note: As a result of 2023 performance, 134% of the 2023 target incentive was earned. Along with the achievement of the Enhanced Bonus described on page 28 above the maximum value, 200%, of target incentive was earned for 2023. The 2023 ESG scorecard goal was achieved, but as the maximum incentive payout of 200% was already earned, the ESG scorecard did not result in an additional 5% modifier. No personal performance modifiers were applied in 2023.

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The Committee believes that the selected measures above are the best indicators of performance produced as a result of our executives’ efforts.

Long-Term Incentive Compensation. Our long-term incentive program represents a significant portion of an executive’s total compensation package. Awards under this program are considered “at risk,” which means they can increase or decrease in value based on fluctuations in our stock price. In selecting the appropriate long-term incentive vehicles, the Committee made its decisions based on its desire to reward for long-term stock price appreciation, to promote loyalty and tenure with the Company and to increase executives’ alignment with shareholders. Performance-based stock units and time-vesting restricted stock units were chosen to meet these attributes. These awards were granted under the shareholder approved Amended and Restated 2016 Management Equity Incentive Plan. In 2023 the mix was 100% performance stock units for officers who were eligible for the MSA Supplemental Pension Plan, have reached retirement eligibility and have achieved their ownership guidelines. This particular mix of awards positions these retirement-eligible officers to have more equity “at risk” and provides better alignment to performance. For officers who are eligible for the MSA Supplemental Pension Plan and have achieved their ownership guideline but have not yet reached retirement eligibility, and for officers who have reached retirement eligibility but have not yet reached their ownership guideline, the mix is 80% performance stock units and 20% time-vesting restricted stock units. For other officers who are not eligible for the MSA Supplemental Pension Plan, the mix is 70% performance stock units and 30% time-vesting restricted stock units, recognizing the need to have a greater portion of equity compensation delivered in restricted stock units that are based solely upon time vesting.

The following table illustrates the calculation and allocation of the long-term incentive compensation. This table and the Grants of Plan-Based Awards table use the amounts computed in accordance with FASB ASC Topic 718.

LONG TERM INCENTIVE COMPENSATION

	Allocated To
	2023 Salary Midpoint(1) (1)	2023 Stock Multiplier(2) (2)	Restricted Stock Units (3)	Performance Stock Units (4)	Restricted Stock Units Award Value(3) (1) x (3)	Performance Stock Units Award Value(4) (1) x (4)

Nishan J. Vartanian	$1,002,800	450%	0%	450%	$0	$4,512,600

Lee B. McChesney	$525,206	215%	64.5%	150.5%	$338,758	$790,435

Steven C. Blanco	$477,376	170%	34%	136%	$162,308	$649,231

Bob W. Leenen (5)	$575,021	85%	25.5%	59.5%	$146,630	$342,137

Stephanie L. Sciullo	$477,376	135%	40.5%	94.5%	$193,337	$451,120

(1)	Reflects salary midpoint for U.S. based Named Officers at the time of the award in February 2023. The target awards shown above reflect 2023 midpoints at the time of grant.
(2)

Stock multiplier is the plan percentage effective in February 2023. Columns 3 and 4 percentages reflect the split of the stock multiplier into restricted stock units and performance stock units in accordance with the discussion above.

(3)	Actual Restricted Stock Units awarded = Restricted Stock Units Award Value divided by the closing stock price on the date of the award. Actual amount may vary due to rounding to nearest share value.
(4)

Actual Performance Stock Units awarded = Performance Stock Units Award Value divided by the closing stock price on the date of the award. Actual amount may vary due to rounding to nearest share value. Amounts shown in this column may differ from amounts shown in the compensation tables contained in this proxy statement due to differences in the method of calculating fair market value in compensation tables in accordance with FASB ASC Topic 718.

(5)

Reflects actual salary converted to USD for Mr. Leenen, who was a non-U.S. based Named Officer in 2023 but left the company on February 9, 2024. The target awards shown above reflect Mr. Leenen’s salary at the time of grant.

NOTE: A stock multiplier is the percentage of the U.S. based Named Officer’s salary midpoint, or the non-U.S. based Named Officer’s actual salary, that is awarded in annual equity grants as long-term incentives. Stock multipliers are market based and determined with the assistance of the Committee’s outside compensation consultant.

Long-term incentive opportunities are developed for each executive based on the market median. While the Committee reviews these long-term incentive opportunities annually, it typically only adjusts the individual opportunities periodically as market median long-term incentive data tends to be volatile, increasing or decreasing for certain positions more frequently than salary or annual incentive data.

Performance Stock Units. The Company uses this type of equity grant to incentivize the achievement of one or more specific goals promoting long-term shareholder value. At the date of grant, a target number of shares is established based on the share value at the time of the award and present dollar value of the compensation intended to be delivered. The number of shares awarded at the end of the performance period ultimately varies based on the achievement of corporate goals. Even if performance conditions are met, the performance stock units will not vest until the completion of a time-vesting period is achieved that requires the recipient to remain employed by the Company (generally three years from the grant). The value assigned to performance stock units is the fair market value of the shares of Common Stock to which such performance stock units relate on the date of grant, and the recipient is charged with income for federal income tax purposes in the year of delivery of the shares at the market value as of the date of delivery, which is generally upon vesting.

The target number of shares will be earned if the target performance goals are met. If “excellence” goals are met, the number of shares earned will be doubled. If only the minimum “threshold” performance is achieved, one half of the target number of shares will be earned. If performance is below

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“threshold,” the award will be forfeited. There are no shares issued until the performance goals have been met and the time-vesting period has been achieved. Therefore, there are no dividend rights or voting rights associated with this form of long-term incentive until the shares are actually issued.

For 2021, 2022 and 2023 grants, the long-term performance stock unit incentive award included two internal financial metrics to measure performance, with the final results modified based on TSR as compared to a peer group. For all three grants, the internal financial metrics were based on Adjusted EBITDA Margin percentage (weighted at 50%) and Revenue Growth (weighted at 50%). The use of the TSR modifier is intended to align officer and other key executives’ rewards with changing shareholder value. Adjusted EBITDA Margin percentage and Revenue Growth will be adjusted based on pre-determined items. For the 2022 grant, 25% of the target performance was achieved in year one; 12.5% of target performance resulted from revenue being achieved at 98% or higher as compared to the 2022 revenue plan and 12.5% of target performance resulted from EBITDA margin being 98% or higher as compared to the EBITDA margin plan. An additional 25% of the target performance was achieved in year two; an additional 12.5% of target performance resulted from revenue being achieved at 98% or higher as compared to the cumulative 2022-2023 revenue plan, and an additional 12.5% of target performance resulted from EBITDA margin being 98% or higher of the EBITDA margin plan. For the 2023 grant, 25% of the target performance was achieved in year one; 12.5% of target performance resulted from revenue being achieved at 98% or higher as compared to the 2022 revenue plan and 12.5% of target performance resulted from EBITDA margin being 98% or higher as compared to the EBITDA margin plan. Up to an additional 25% of the target performance may be achieved in year two; an additional 12.5% of target performance will be achieved if revenue is achieved at 98% or higher as compared to the cumulative 2022-2023 revenue plan, and an additional 12.5% of target performance will be achieved if EBITDA margin is 98% or higher of the EBITDA margin plan. Final performance for the 2021, 2022 and 2023 grants are calculated as of the end of their respective year three and will reflect shares already earned in years one and two. Shares earned in years one and two will not be forfeited in the case of any failure to meet performance targets for the full three-year period.

Results between threshold and target, and between target and excellence, will be interpolated; however, when calculating performance vesting on an interim basis for the awards, no interpolation will be used. Any number of shares which are determined to be awarded will be further adjusted by the TSR modifier described below.

For 2021 and 2022 grants, if MSA’s percentile ranking for TSR versus the peer group is at the 40th percentile to the 60th percentile, the TSR modifier will be 1.0. The TSR modifier for a ranking greater than the 60th percentile but less than the 75th percentile will be 1.10. The TSR modifier for a ranking at the 75th percentile or above will be 1.20. The TSR modifier for a ranking greater than the 25th percentile but less than the 40th percentile will be 0.90. The TSR modifier for a ranking at the 25th percentile or below will be 0.80. For the 2023 grant, if MSA’s percentile ranking for TSR versus the peer group is at the 40th percentile to the 60th percentile, the TSR modifier will be 1.0. The TSR modifier for a ranking greater than the 60th percentile but less than the 75th percentile will be 1.05. The TSR modifier for a ranking at the 75th percentile or above will be 1.10. The TSR modifier for a ranking greater than the 25th percentile but less than the 40th percentile will be 0.95. The TSR modifier for a ranking at the 25th percentile or below will be 0.90.

At the end of the three-year period, the 2021 grant performed above target but below the excellence level against the EBITDA Margin percentage goal, at the excellence level against the Revenue Growth goal, and had relative TSR performance in the 50th percentile, resulting in a multiplier of 1.0, which resulted in a total payout of 174% of target.

The shares related to the 2022 and 2023 annual performance stock unit grants will vest on March 8, 2025 and March 8, 2026, respectively, and are subject to determination by the Compensation Committee of the actual performance achieved. The 2022 grant achieved 50% of target performance through year two of the award. The 2023 grant achieved 25% of target performance in year one of the performance period.

Time-Vesting Restricted Stock Units. The Committee selected time-vesting restricted stock units in order to create and encourage an ownership culture and to serve as a retention tool. Restricted stock units vest 100% on or about the third anniversary following the date of grant. The value assigned to restricted stock units is the fair market value of the shares of Common Stock to which such restricted stock units relate on the date of grant, and the recipient is charged with income for federal income tax purposes in the year of vesting at the market value as of the date that the restrictions lapse. The restricted units do not include voting rights or the right to dividends or dividend equivalents during the period prior to vesting.

ADDITIONAL CONSIDERATIONS RELATING TO THE CEO

In 2023, Mr. Vartanian’s base pay was adjusted by amounts which conform to the Company’s merit increase guidelines for U.S. payroll. The increase for 2023 in Mr. Vartanian’s salary was 9%.

As shown in the Summary Compensation Table on page 37, in 2023 Mr. Vartanian earned total compensation of $10,008,650. This consisted of his salary ($982,100), stock awards ($4,436,381), annual cash incentive compensation ($2,206,160), an increase in his pension value ($2,253,731), and other compensation ($130,279). The increase in his total compensation in 2023 was attributable primarily to the increase in his pension value, along with an increase in his annual cash incentive compensation over the amount earned in 2022, due to above-plan 2023 performance for the Company (see Performance Targets for Annual Cash Incentive on page 29) and achievement of an enhanced bonus as described on page 28 due to the Company’s above-plan performance against its net income target. The change in Mr. Vartanian’s pension value results in a substantial fluctuation due to his lengthy years of service with the Company combined with his tenure as Chief Executive Officer.

Mr. Vartanian’s 2023 total compensation was approximately 85% performance-based (see Percent of Compensation at Risk Table on page 26). The Committee provided Mr. Vartanian’s long-term incentive compensation solely in the form of performance stock unit awards in 2023, and he received no time-vesting restricted stock unit awards. This is in contrast to our other Named Officers, who each received a combination of performance-based and time-vesting stock awards in 2023. See the discussion of Long-Term Incentive Compensation on page 30.

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As detailed in the footnote to the Summary Compensation Table, Mr. Vartanian’s pension value increased in 2023 primarily due to the increase in his pensionable earnings because the pension calculation applied increased earnings over the five-year period of 2019-2023 during which he served as CEO for each full year, while also being impacted by his overall years of service with the Company. It is not expected that Mr. Vartanian’s successor would experience a similar, substantial fluctuation in pension value, given Mr. Vartanian’s more lengthy tenure as an employee of the Company.

CEO Pay For Performance. During 2023, the Committee, with the assistance of its independent compensation consultant, conducted several analyses to assess the alignment of the CEO’s pay relative to the performance of the Company. Company performance was defined as either our TSR or a composite of performance metrics. This composite consists of the average ranking relative to our peers of our TSR, Net Income Growth, RONA and Operating Income Margin. These analyses considered the CEO’s total direct compensation (TDC) which includes base salary, actual cash bonus earned and value of equity incentives. Equity incentives were considered using two separate methodologies:

1.	Expected value method: this method considered the grant date fair value of equity awards and is the same value as stated in our proxy statement Summary Compensation Table.

2.	Realizable compensation method: this method examines the aggregate value of previously granted equity awards at a point in time, including:
a.	the in-the-money intrinsic value of stock option grants made during the period,
b.	the end-of-period value of restricted stock grants made during the period, and
c.

for performance awards, the actual payouts for awards beginning and ending during the three-year performance period and the end of period estimated payout for unvested awards granted during the three-year performance period ended December 31, 2022.

During 2023, the Committee reviewed and discussed the results of the following independent analyses and was satisfied that the executive compensation program was aligned with the performance of the Company.

2022 CEO Actual Annual Cash Incentive Earned Relative to Peers versus 2022 Composite Performance Relative to Peers

This analysis compares our CEO’s 2022 actual bonus earned (and paid in early 2023) to the composite performance metrics, which are a collection of metrics used in our incentive arrangements. Both the CEO’s bonus information and the composite performance results were compared to the same data of our peers and considered on a percentile rank basis. The Committee concluded that the CEO’s annual incentive payment, when evaluated in terms of absolute dollar value, was reasonably aligned with the relative performance of the Company.

2022 CEO ACTUAL BONUS PAYMENT	BONUS RELATIVE TO PEERS	PERFORMANCE RELATIVE TO PEERS	ALIGNMENT OF BONUS AND PERFORMANCE

Bonus Earned (Dollar Value)	44th Percentile	43rd Percentile	Reasonable

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2022 CEO Realizable Compensation Relative to Peers versus 2022 Composite Performance Relative to Peers

This analysis compares our CEO’s realizable compensation (realizable compensation method, described above) over the three-year period starting in 2020 through the end of 2022 relative to the composite performance metrics, which are a collection of metrics used in our incentive arrangements. Both the CEO’s realizable compensation information and the composite performance results were compared to the same data of our peers and considered on a percentile rank basis. The Committee concluded that the CEO’s three-year realizable compensation, when evaluated in terms of absolute dollar value, was reasonably aligned with the relative performance of the Company.

	REALIZABLE COMPENSATION RELATIVE TO PEERS	PERFORMANCE RELATIVE TO PEERS	ALIGNMENT OF REALIZABLE COMPENSATION AND PERFORMANCE

CEO Realizable Compensation (Value)	48th Percentile	41st Percentile	Reasonable

CEO Realizable Compensation as a Percent of Expected Value Relative to Company TSR Performance

This analysis examines the percent difference in compensation granted to our CEO in a particular year expressed on an expected value basis (note 1 below) versus the same compensation expressed on a realizable value basis (note 2 below) at the end of 2022. This percent difference is compared to the change in actual Company TSR for the same time periods to understand if the difference in expected value pay and realizable pay is directionally similar to our TSR performance. For example, if our stock price falls over a period of time, we would expect our CEO’s realizable compensation to be less than the expected value at the time the compensation was granted. In evaluating this analysis, the Committee was satisfied that the CEO’s realizable compensation was directionally similar to changes in our TSR.

Year	MSA CEO Target TDC at Grant (1)	MSA CEO Realizable Value (2)	Measurement Period	Change in Pay Value (3)	Change in MSA TSR (4)	Alignment

2021	$5,226,137	$7,811,015	2021 – 2023	49%	17%	Reasonable

2022	$5,748,054	$6,744,942	2022 – 2023	17%	15%	Reasonable

2023	$6,521,561	$8,885,766	2023	36%	19%	Reasonable

Total	$17,495,752	$23,441,723	2021 – 2023	34%	17%	Reasonable

(1)	Target TDC at Grant includes for each particular year the CEO’s base salary, target bonus and the grant date fair value of equity awards granted.
(2)

Realizable value includes for each particular year the CEO’s base salary, actual bonus earned and the realizable value of equity awards granted during that particular year using our December 31, 2023 closing stock price. See page 31 for a more detailed description of realizable value for long-term incentive awards.

(3)

Change in Pay Value is the change in the CEO’s compensation from the time it was granted to December 31, 2023, considering the impact of actual performance relative to performance goals and changes in Company stock price.

(4)	MSA TSR is calculated on a point-to-point basis using the final trading day of each year.

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OTHER COMPENSATION AND RETIREMENT POLICIES

In addition to the other components of our executive compensation program, we maintain the compensation policies described below. These policies are consistent with evolving best practices and help ensure that our executive compensation program does not encourage our officers to engage in risk taking beyond our ability to effectively identify and manage.

U.S. Post-Employment Retirement Benefits. Retirement related compensation is designed to provide financial security following retirement from the Company and to reward for loyalty and tenure. Retirement benefits for U.S. based Named Officers fall into three major elements which include pension, 401(k), and nonqualified retirement plans. All of these programs exist to help attract, retain and motivate executives. The programs listed below are designed to be competitive and are compared periodically to representative peer companies. Plan design and provisions are reviewed periodically to determine if the total retirement package is competitive. Retirement-related compensation programs do not have a direct linkage to performance but rather a link to a long-term commitment to MSA, as do all other welfare benefits.

•

Pension – offered as part of a retirement package that helps the Company recruit employees and provides security and peace of mind for future retirement, enabling executives and other employees to exit the workforce at retirement age. Pension amounts are based on final average pay, years of service, age and a pre-determined plan formula.

•	401(k) – offered as part of our benefits package to encourage employees to save for their own retirement and future financial security. MSA matches 100% of the first 5% of employee contributions.

•

Nonqualified retirement plans – provide additional retirement benefits for executives whose accumulations and contributions in the qualified plans are limited by the Internal Revenue Code. MSA maintains two such plans. The MSA 2005 Supplemental Retirement Savings Plan provides benefits beyond the limitations imposed on 401(k) plans. The MSA Supplemental Pension Plan provides benefits beyond the limitations imposed on defined benefit pension plans. The Company ceased providing benefits under the Supplemental Pension Plan for any employees who are newly hired or promoted into the eligible class of key executives after December 31, 2012.

Non-U.S. Post-Employment Retirement Benefits.

•

Pension – offered as a retirement benefit with a lump sum withdrawal option that provides security and peace of mind for future retirement, enabling executives and other employees to exit the workforce at retirement age. Pension amounts are based on employee contributions, employer contributions, years of service, age and a pre-determined plan formula.

Stock Ownership Guideline Policy. All Named Officers are expected to hold a number of shares equal in value to their actual salary as of year-end, multiplied by a stock multiplier ranging from 2.25 up to 5.5 for the CEO. Prior to achieving the stock ownership guidelines mentioned above, the executive must retain 100% of all equity awards through the Company’s compensation program (net of exercise costs and taxes). The specified ownership amount is expected to be retained thereafter as long as a Named Officer remains an active employee. The Company also maintains similar stock ownership guidelines for other key executives, including appropriate multipliers.

Messrs. Vartanian, Blanco and Leenen and Ms. Sciullo exceeded their stock ownership guideline requirements as of December 31, 2023. Mr. McChesney has not yet met his stock ownership guideline requirements as of December 31, 2023, due to his recent appointment to his current role.

The stock ownership requirements for each Named Officer are as follows:

STOCK OWNERSHIP REQUIREMENTS

Name	Title	Salary as of 12/31/2023		2023 Stock Multiplier		Ownership Requirement

Nishan J. Vartanian	Chairman and Chief Executive Officer	$1,002,800	x	5.50	=	$5,515,400

Lee B. McChesney	Senior Vice President and Chief Financial Officer	$540,750	x	3.50	=	$1,892,625

Steven C. Blanco	President and Chief Operating Officer	$550,000	x	3.50	=	$1,925,000

Bob W. Leenen	Former Senior Vice President and President MSA International	$663,423	x	2.25	=	$1,492,701

Stephanie L. Sciullo	Senior Vice President and President MSA Americas	$495,000	x	2.25	=	$1,113,750

The following forms of share ownership apply toward the stock ownership requirements: shares purchased; vested and unvested restricted stock units; shares retained following the exercise of stock options; and other shares acquired through any other lawful means. Performance-based restricted stock or stock units that have not yet met the performance tests are not applied toward the stock ownership requirements. Share ownership of spouses who live in the same household as the Named Officer are counted in the totals. All executives understand these requirements, and the Committee may use its discretion to reduce or eliminate future long-term incentive grants, or take such other actions as it deems appropriate, as motivation to meet the ownership guidelines. These guidelines help drive a culture of ownership and accountability among the executive team.

MSA 2024 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS
35

Hedging and Pledging. The Company maintains an insider trading policy that restricts the trading of Company stock. That policy specifically prohibits directors, officers and employees who receive equity awards from the Company from hedging or pledging their Company stock. The policy prohibits short-sales of Company securities, the purchase of puts, calls or other derivative hedging transactions against Company securities, and pledging Company securities as collateral for a loan.

Recoupment Policies. The Company has a mandatory recoupment policy applicable to current and former executive officers. In the event of a restatement of MSA’s financial results, the Company will claw back incentive-based compensation erroneously received by current or former executive officers during the three completed fiscal years immediately preceding the year in which the Company is required to prepare an accounting restatement due to material noncompliance with financial reporting requirements. Incentive-based compensation is broadly defined and would include any compensation that is granted, earned or vested based wholly or in part upon the attainment of a financial reporting measure, i.e., any measure determined and presented in a company’s financial statements, or derived from such measure, and would include stock price and TSR. In addition, the Company maintains a discretionary clawback policy under which it may claw back incentive compensation from officers and other employees in the event of a restatement of MSA’s financial results, financial irregularities causing a revision of performance metrics upon which compensation is based or upon a determination of misconduct that results in substantial financial or reputational harm to the Company, which policy is in addition to the mandatory recoupment policy.

The Company’s recoupment policies, as described above, were modified in 2023 to meet the new requirements issued by the New York Stock Exchange, in response to the SEC’s adoption of Rule 10D-1 under Section 10D of the Securities Exchange Act of 1934, as amended.

Perquisites. The Company provides executives with a limited number of perquisites in order to strengthen business relationships and maximize the use of our executives’ time. Our perquisites have been benchmarked to the market and are considered ordinary, customary and minimal for each executive’s position. The following are available to the Named Officers:

•

Vehicle – each Named Officer is provided a Company leased vehicle or vehicle allowance to facilitate travel among MSA’s various locations and for other business travel. Personal use of a Company leased vehicle is calculated and imputed as income for each executive.

•

Club memberships – country club memberships are provided to our CEO to facilitate customer contact and a business club is provided to our CEO, Chief Financial Officer, Chief Operating Officer and Sr. Vice President and President – Americas, to afford a downtown Pittsburgh location for business meetings.

•

Financial planning and tax return assistance – provides advice and guidance to executives on investment and income tax issues in order to maximize the use and understanding of our executive compensation program and minimize time otherwise required for taxation issues.

•	The Company does not own or lease an aircraft, nor does the Company have fractional ownership in any aircraft, nor does it pay for executives’ personal travel.

•	Each Named Officer is offered a comprehensive annual executive physical to encourage executives to proactively manage their health.

Severance Policy. The Company has a severance pay policy that applies to the U.S. based Named Officers as well as other eligible salaried employees. The policy applies to a permanent termination of the employment relationship when initiated by the Company and when other conditions are satisfied. A schedule of benefits determines the separation benefit ranging from four weeks to a maximum of fifty-two weeks of severance pay based on final salary.

Tax Implications of Executive Compensation. Section 162(m) of the Internal Revenue Code imposes a $1 million limit on the amount that the Company may deduct for compensation paid to an employee who is chief executive officer, chief financial officer or another “covered employee” (as defined by Section 162(m)). The Compensation Committee retains the discretion to establish the compensation paid or intended to be paid or awarded to the Named Officers as the Committee may determine is in the best interest of the Company and its shareholders, and without regard to any limitation provided in Section 162(m). This discretion is an important feature of the Committee’s compensation practices because it provides the Committee with sufficient flexibility to respond to specific circumstances facing the Company.

Change in Control. The Company has entered into change in control employment agreements with each of the Named Officers. These agreements provide Named Officers up to two years income and benefits following a change in control of the Company. These agreements are intended to retain executives, provide continuity of management in the event of an actual or threatened change in control and enable executives to remain financially indifferent when evaluating opportunities that may be beneficial to shareholders yet could negatively impact the continued employment of the executive. Cash severance payments are payable, and accelerated vesting of unvested equity awards occurs only in the event of both a change in control and termination of employment other than for cause, death or disability (commonly known as a “double trigger”). There are no tax gross-up provisions in the change in control agreements.

Equity Granting Process. The Company grants equity awards for executives and all other eligible associates at the first regularly scheduled Compensation Committee meeting of each calendar year. The Committee makes its grants effective on the later of the date of the Compensation Committee meeting at which the grant was made or the third business day after the Company’s year-end earnings release.

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COMPENSATION DISCUSSION AND ANALYSIS
36

Adjustments or Recovery of Prior Compensation. As described above under “Recoupment Policies,” the Company maintains recoupment policies to facilitate the recovery or adjustment of amounts previously awarded or paid to a Named Officer, in the event of a restatement of MSA’s financial results, financial irregularities causing a revision of performance metrics, or a determination of other misconduct that results in substantial financial or reputational harm to the Company. Additionally, the Sarbanes-Oxley Act of 2002 provides that if the Company is required to restate its financial results due to substantial noncompliance with financial reporting requirements as a result of misconduct, the Chief Executive Officer and the Chief Financial Officer must reimburse the Company for any bonus, incentive or equity-based compensation received, and any profits realized from the sale of Company securities, during the twelve months following the issuance or filing of the noncompliant results.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors has reviewed the Compensation Discussion and Analysis and has discussed it with management. Based upon its review and those discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

Robert A. Bruggeworth

Rebecca B. Roberts, Chair

Luca Savi

MSA 2024 PROXY STATEMENT

37

Compensation Tables

SUMMARY COMPENSATION TABLE

The following table shows the compensation for 2023, 2022, and 2021 of the Company’s principal executive officer, the Company’s principal financial officer, and the other three executive officers of the Company as of December 31, 2023, with the highest total compensation for 2023 (collectively, the “Named Officers”):

Name and Principal Position	Year	Salary	Stock Awards(1)	Stock Option Awards(2)	Non-Equity Incentive Plan Compensation(3)	Change in Pension Value(4)	All Other Compensation(5)	Total

Nishan J. Vartanian	2023	$982,100	$ 4,436,381	$—	$2,206,160	$2,253,731	$130,279	$10,008,650
Chairman and Chief Executive Officer	2022	$908,923	$ 3,919,131	$—	$1,228,310	$—	$112,504	$6,168,869
	2021	$863,062	$ 3,488,075	$—	$963,683	$1,381,941	$ 97,259	$6,794,020

Lee B. McChesney(6)	2023	$536,813	$ 1,115,773	$—	$787,809	$24,667	$113,748	$2,578,810
Senior Vice President and Chief Financial Officer	2022	$111,058	$ —	$—	$97,900	$5,149	$ 3,779	$217,886
	2021	$ —	$ —	$—	$—	$—	$ —	$—

Steven C. Blanco	2023	$530,405	$ 1,050,498	$—	$819,301	$249,295	$ 77,063	$2,726,562
President and Chief Operating Officer	2022	$485,094	$ 788,572	$—	$455,215	$—	$ 48,142	$1,777,023
	2021	$450,041	$ 674,960	$—	$333,143	$134,081	$ 38,550	$1,630,775

Bob W. Leenen	2023	$655,525	$ 483,097	$—	$862,449	$231,163	$ 41,304	$2,273,538
Former Senior Vice President and	2022	$568,933	$ 419,701	$—	$382,856	$281,401	$ 40,856	$1,693,747
President MSA International	2021	$521,135	$ 360,597	$—	$357,017	$174,123	$ 40,923	$1,453,795

Stephanie L. Sciullo	2023	$481,019	$ 636,905	$—	$630,008	$28,998	$ 70,752	$1,847,682
Senior Vice President and	2022	$414,112	$ 1,497,888	$—	$331,156	$—	$ 53,051	$2,296,208
President MSA Americas	2021	$362,986	$ 429,739	$—	$272,707	$7,337	$ 51,152	$1,123,921

(1)

Represents the aggregate grant date fair value of the restricted stock unit awards and performance stock unit awards computed in accordance with FASB ASC Topic 718. For the performance stock unit awards, the amounts disclosed in the table are based upon the target amount of shares granted. If maximum share payouts were achieved for such units, the aggregate grant date fair value for such units would be twice the amount disclosed in each year in the table related to such performance stock units. In the event of such maximum payouts the totals in the stock awards column would be: (i) for 2023, $9,760,037 for Mr. Vartanian, $2,048,245 for Mr. McChesney, $1,816,384 for Mr. Blanco, $886,785 for Mr. Leenen and $1,169,160 for Ms. Sciullo, (ii) for 2022, $9,405,915 for Mr. Vartanian, $1,678,375 for Mr. Blanco, $835,652 for Mr. Leenen and $1,991,441 for Ms. Sciullo, and (iii) for 2021, $8,678,046 for Mr. Vartanian, $1,478,107 for Mr. Blanco, $718,307 for Mr. Leenen and $856,018 for Ms. Sciullo.

(2)	Represents the aggregate grant date fair value of the stock option awards, computed in accordance with FASB ASC Topic 718.
(3)

Represents the aggregate amount of incentive awards earned by the Named Officer under the Executive Incentive Plan and the Enhanced Bonus for all such years. See “Performance-Based Annual Cash Incentive” in the Compensation Discussion and Analysis above.

(4)

Represents the amount of the aggregate increase for 2023 in the actuarial present value of the Named Officer’s accumulated benefits under the defined benefit retirement plans described under “Pension Benefits” below. Pension benefits are not available to the executive in a lump-sum present value form. Changes in the interest rate or the mortality rates used to calculate present values can cause wide fluctuations in the “change in Pension value” even though there has been no change to the way the annuity benefits are calculated or any increase or decrease in benefits payable to participants. The reported value of any net decreases must be reported as $0, as negative values may not be applied. In the case of Mr. Vartanian, the change in pension value results in a substantial fluctuation because it incorporates increased pensionable earnings over the five-year period from 2019 through 2023 during which he served as CEO for each full year during the period.

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COMPENSATION TABLES
38

(5)	The following table describes the 2023 amounts included under “All Other Compensation:”

Name	Perquisites and personal benefits (A)	Company Contributions to defined contribution plans	Insurance premiums	Other	Total
Nishan J. Vartanian	$ 19,758	$110,520	$—	$—	$130,279
Lee B. McChesney	$100,273	$ 13,475	$—	$—	$113,748
Steven C. Blanco	$ 39,541	$ 37,521	$—	$—	$77,063
Bob W. Leenen	$ 41,304	$ —	$—	$—	$41,304
Stephanie L. Sciullo	$ 30,143	$ 40,609	$—	$—	$70,752

(A)

The amounts for all persons consist of either the cost of the personal use of a Company vehicle or a vehicle allowance, and tax and investment assistance. For Mr. Vartanian, Mr. Blanco and Ms. Sciullo, the amount also includes costs of an executive physical. For Mr. Vartanian, Mr. McChesney, Mr. Blanco and Ms. Sciullo, the amounts also include club memberships. The amount for Mr. Leenen also consists of the cost of meal vouchers. The amount for Mr. McChesney also includes the cost of relocation assistance.

(6)	Mr. McChesney was not employed by the company in 2021 and thus was not a Named Officer.
(7)	Mr. Leenen was reimbursed in 2023 for Financial and Tax Assistance expenses incurred in 2020 and 2021; “All Other Compensation” for those years has been updated to reflect those amounts.

2023 GRANT OF PLAN BASED AWARDS

The following table shows the grants of plan-based awards made to the Named Officers in 2023:

Name	Grant date	Estimated possible payouts under non-equity incentive plan awards(1)			Estimated possible payouts under equity incentive plan awards(2)			Stock and Stock Unit Awards(3)
		Threshold	Target	Maximum	Threshold	Target	Maximum	Number of Shares or Units	Grant Date Fair Value

Nishan J. Vartanian	2/21/2023	$551,540	$1,103,080	$2,206,160	$2,218,190	$4,436,381	$9,760,037	—	$—

Lee B. McChesney	2/21/2023	$196,953	$393,905	$787,810	$388,530	$777,060	$1,709,532	2,533	$338,713

Steven C. Blanco	2/21/2023	$204,826	$409,651	$819,301	$319,119	$638,238	$1,404,124	1,214	$162,336

Steven C. Blanco(4)	6/12/2023	$—	$—	$—	$—	$—	$—	1,612	$249,924

Bob W. Leenen	2/21/2023	$215,613	$431,225	$862,449	$168,203	$336,406	$740,094	1,097	$146,691

Stephanie L. Sciullo	2/21/2023	$157,502	$315,004	$630,008	$221,773	$443,546	$975,801	1,446	$193,359

(1)

Represents the amounts which could have been earned by the Named Officer through 2023 performance at the threshold, target and maximum levels under the annual incentive plans described under “Performance-Based Annual Cash Incentive” in the Compensation Discussion and Analysis above. The actual amounts earned are shown in the “Non-equity incentive plan compensation” column in the Summary Compensation Table above.

(2)

Represents the amount that could be earned by the Named Officer at the threshold, target and maximum levels of shares to be issued with respect to the performance stock units granted to the Named Officer under the Company’s Amended and Restated 2016 Management Equity Incentive Plan. The performance period runs through December 31, 2025. The amounts shown are based upon the ASC 718 value of the applicable number of shares of the Company’s Common Stock.

(3)

Except as described in footnote (4) below, represents time-vesting restricted stock unit awards granted to each Named Officer in 2023 under the Company’s Amended and Restated 2016 Management Equity Incentive Plan. To earn the award, the officer must remain employed by the Company or a subsidiary through a date which is approximately the third anniversary of the grant date. Restricted stock units will also vest earlier upon a change in control and the grantee’s subsequent separation from service or if the grantee’s employment terminates due to death, disability or retirement under a Company retirement plan.

(4)

Represents time-vesting restricted stock unit awards granted to Mr. Blanco under the Company’s Amended and Restated 2023 Management Equity Incentive Plan in connection with his promotion to President and Chief Operating Officer. To earn the award, Mr. Blanco must remain employed by the Company or a subsidiary through the third anniversary of the grant date. Restricted stock units will also vest earlier upon a change in control and the grantee’s subsequent separation from service or if the grantee’s employment terminates due to death, disability or retirement under a Company retirement plan.

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COMPENSATION TABLES
39

2023 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table shows the outstanding equity awards held by the Named Officers at December 31, 2023:

Name	Option Awards					Stock Awards			Performance Awards
	Number exercisable	Number un-exercisable	Date exercisable	Option exercise price	Expiration date	Number of shares or stock units that have not vested	Vesting date	Market value of shares or stock units that have not vested(1)	Number of shares or stock units awarded that have not vested	Vesting date(2)	Market value of shares or stock units that have not vested(1)

Nishan J. Vartanian	—	—	—	$—	—	—	—	$—	20,371	3/8/2024	$3,439,236
	—	—	—	$—	—	—	—	$—	27,292	3/8/2025	$4,607,708
	—	—	—	$—	—	—	—	$—	33,747	3/8/2026	$5,697,506

Lee B. McChesney	—	—	—	$—	—	2,533	3/8/2026	$427,646	5,911	3/8/2026	$997,954

Steven C. Blanco	—	—	—	$—	—	788	3/8/2024	$133,038	3,153	3/8/2024	$532,321
	—	—	—	$—	—	1,107	3/8/2025	$186,895	4,426	3/8/2025	$747,242
	—	—	—	$—	—	1,214	3/8/2026	$204,960	4,855	3/8/2026	$819,670
	—	—	—	$—	—	1,612	6/12/2026	$272,154	—	—	$—

Bob W. Leenen	—	—	—	$—	—	702	3/8/2024	$118,519	1,404	3/8/2024	$237,037
	—	—	—	$—	—	887	3/8/2025	$149,752	2,069	3/8/2025	$349,309
	—	—	—	$—	—	1,097	3/8/2026	$185,207	2,559	3/8/2026	$432,036

Stephanie L. Sciullo	—	—	—	$—	—	837	3/8/2024	$141,311	1,673	3/8/2024	$282,453
	—	—	—	$—	—	1,052	3/8/2025	$177,609	2,455	3/8/2025	$414,478
	—	—	—	$—	—	8,503	9/1/2025	$1,435,561	—	—	$—
	—	—	—	$—	—	1,446	3/8/2026	$244,128	3,374	3/8/2026	$569,632

(1)	Based on the $168.83 closing price for the Company’s Common Stock on December 29, 2023.
(2)

The final vesting date of these performance stock units will be on March 8 of the third year after the units were awarded, provided that the Compensation Committee determines whether, and to what extent, the performance requirements related to the awards have been met, subject, as to the awards shown in the table as vesting on March 8, 2025 and March 8, 2026, to the earlier vesting of the performance conditions of a percentage of the awards if applicable annual performance tests are met, in which case the final (time-based) vesting date for such percentage of awards will be March 8, 2025 and March 8, 2026, respectively, in all cases if the employee remains employed by the Company at the applicable March 8 date.

2023 OPTION EXERCISES AND STOCK VESTED

The following table shows the stock options exercised by the Named Officers and the restricted stock unit awards vested for the Named Officers during 2023:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise(1)	Number of Shares Acquired on Vesting	Value Realized on Vesting(2)

Nishan J. Vartanian	—	$—	25,817	$3,558,357

Lee B. McChesney	—	$—	—	$ —

Steven C. Blanco	—	$—	4,736	$ 652,763

Bob W. Leenen	—	$—	2,031	$ 279,933

Stephanie L. Sciullo	—	$—	3,098	$ 426,997

(1)	Represents the difference between the market value on the date of exercise of the shares acquired and the option exercise price.
(2)

Represents the market value of the restricted stock units on the vesting date. Includes time-vesting restricted stock unit awards and the vesting of time-vesting restricted stock units derived from performance stock units that have met performance tests.

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COMPENSATION TABLES
40

2023 PENSION BENEFITS

The following table provides information concerning the value of the Named Officers’ accumulated benefits under the Company’s defined benefit retirement plans as of December 31, 2023:

Name	Plan	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Nishan J. Vartanian	MSA Pension Plan	38.5	$1,447,983	$—
	MSA Supplemental Pension Plan	38.5	$8,897,936	$—
Lee B. McChesney	MSA Pension Plan	1.2	$ 29,816	$—
	MSA Supplemental Pension Plan	—	$ —	$—
Steven C. Blanco	MSA Pension Plan	11.7	$ 313,639	$—
	MSA Supplemental Pension Plan	11.7	$ 684,306	$—
Bob W. Leenen(1)	MSA Pension Plan	9.2	$1,399,118	$—
	MSA Supplemental Pension Plan	—	$ —	$—
Stephanie L. Sciullo	MSA Pension Plan	13.6	$ 147,798	$—
	MSA Supplemental Pension Plan	—	$ —	$—

(1)	Mr. Leenen was a participant in the Swiss Life Pension Plan

Pension Plan

Introduction. The MSA Pension Plan is a retirement plan that covers certain U.S. salaried and U.S. hourly employees.

To have a non-forfeitable right to a benefit under the Pension Plan, a participant must complete five years of service with the Company or an affiliate or attain age 65 while employed by the Company or an affiliate. The Pension Plan’s normal retirement age is identical to the participant’s “Social Security Retirement Age.” The Social Security Full Retirement Age is established by Federal law and varies from age 65 for persons born before 1938 to age 67 for persons born in 1960 or later years.

Benefits at Normal Retirement Age. A participant who retires upon reaching normal retirement age can begin receiving pension payments as of the first day of the following calendar month, which is referred to as the participant’s “normal retirement date.”

The Pension Plan has a minimum benefit formula that applies to only a small number of lower-paid participants. The majority of participants who begin receiving benefits on their normal retirement date are entitled to receive a monthly benefit equal to the sum of the amounts shown in (a), (b) and (c) below:

(a)	0.80%	x	Average Monthly Earnings up to Average Social Security Wage Base	x	Credited Service up to 35 Years

			plus
(b)	1.55%	x	Average Monthly Earnings greater than Average Social Security Wage Base	x	Credited Service up to 35 Years

			plus
(c)	1.00%	x	Average Monthly Earnings	x	Credited Service over 35 Years

For purposes of the normal retirement benefit formula, the following terms have the following meanings:

•

“Average Monthly Earnings” is generally the average of monthly compensation received during the participant’s highest five consecutive calendar years of compensation over the last ten years of employment. Compensation is generally the total cash payments received by a participant for services performed, before any reductions for employee contributions to 401(k) or other employee benefit plans. Compensation does not include any expense reimbursements, income attributable to non-cash benefits or certain other miscellaneous payments. The compensation that can be taken into account each year is limited by Federal law. The 2023 limit was $330,000, but this number may be adjusted in future years for cost-of-living increases.

•

“Average Social Security Wage Base” is the average of the Social Security taxable wage bases in effect under Federal law during the 35-year period ending in the calendar year in which the participant attains Social Security Retirement Age.

•	“Credited Service” is a participant’s actual period of service with the Company as an employee in a category of employment that is covered by the Pension Plan.

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COMPENSATION TABLES
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Benefits at Early Retirement Age. The Pension Plan permits early retirement by participants who have (i) reached age 55 with at least 15 years of service, or (ii) reached age 60 with at least 10 years of service. Mr. Vartanian is currently eligible for early retirement. Participants who elect early retirement can choose to begin receiving pension benefits immediately, in which case their monthly benefit amount will be reduced to reflect the early start of payments; or they may choose to delay the start of payments until their normal retirement date, at which time they will receive unreduced benefits determined under the normal retirement benefit formula described above.

If a participant takes early retirement and begins receiving pension payments before his or her normal retirement date, the monthly pension benefit will be determined under the normal retirement formula, but will be reduced by (i) 5/9ths of 1% for each of the first 60 months that benefits begin before the normal retirement date, plus (ii) 5/18ths of 1% for each of the next 60 months that benefits begin before the normal retirement date, plus (iii) .345% for each of the next 12 months that benefits begin before the normal retirement date, plus (iv) .3108% for each of the next 12 months that benefits begin before the normal retirement date. Different reduction factors apply to the minimum benefit formula.

Forms of Payment. In general, Pension Plan benefits are paid as a stream of monthly benefits, referred to as an annuity (the only exception is that benefits with a present value of $5,000 or less are automatically paid in a lump sum following termination of employment). The normal form of payment for an unmarried participant is a “single life annuity” that pays monthly benefits to the participant for his or her life only. The normal form of payment for a married participant is a “qualified joint and survivor annuity” that pays monthly benefits to the participant for life, and, after the participant’s death, pays monthly benefits to the participant’s surviving spouse in an amount equal to 50% of the monthly amount payable during the participant’s lifetime. The Pension Plan also permits a participant to elect from among several optional forms of annuity payment that are of equivalent actuarial value to the normal form of payment.

Even though the Named Officers who participate in the Pension Plan cannot receive a lump sum distribution from the Pension Plan, the pension benefit table is required to show a present value for each individual’s accumulated Pension Plan benefit payable at normal retirement age. That present value was calculated by using an annual interest rate of 5.07% and the Pri-2012 Private Retirement Plans Mortality Table projected generationally using scale MP-2021.

Supplemental Pension Plan

Introduction. The MSA Supplemental Pension Plan is a nonqualified retirement plan that provides plan participants with pension benefits that they would have received under the Pension Plan except for certain limitations imposed by Federal law, including the limitation on compensation that can be taken into account.

Benefits at Normal Retirement Age. The monthly benefit payable under the Supplemental Pension Plan to a participant who begins receiving benefits on his or her normal retirement date will be equal to the difference between (i) the amount that would have been payable under the Pension Plan on the normal retirement date if there were no limitations placed by law upon compensation taken into account or upon the amount of annual benefit payments, and (ii) the amount that is actually payable to the participant under the Pension Plan.

Benefits at Early Retirement Age. The monthly benefit payable under the Supplemental Pension Plan to a participant who is eligible for early retirement under the Pension Plan and who begins receiving benefits under the Pension Plan before his or her normal retirement date will be equal to the difference between (i) the amount that would have been payable under the Pension Plan if there were no limitations placed by law upon compensation taken into account or upon the amount of annual benefits, and (ii) the amount that is actually payable to the participant under the Pension Plan. Mr. Vartanian is currently eligible for early retirement.

Forms of Payment. Benefits payable under the Supplemental Pension Plan are generally payable in the same form that the participant’s benefits are payable under the Pension Plan. However, in the event of a vested participant’s termination within a two-year period after a corporate change in control (as defined in the Supplemental Pension Plan), the participant will receive a lump sum payment that is actuarially equivalent to the participant’s Supplemental Pension Plan benefit.

Even though the Named Officers who participate in the Supplemental Pension Plan are not eligible to receive a lump sum unless a change in control occurs, the pension benefit table is required to show a present value at December 31, 2023 for each individual’s accumulated Supplemental Pension Plan benefit. That present value was calculated using an annual interest rate of 5.01% and the Pri-2012 Private Retirement Plans Mortality Table projected generationally using scale MP-2021 with white collar adjustment. This plan was closed to new entrants after December 31, 2012.

MSA 2024 PROXY STATEMENT

COMPENSATION TABLES
42

2023 NONQUALIFIED DEFERRED COMPENSATION

The following table provides information concerning deferrals by the Named Officers of their earned compensation under the Company’s nonqualified deferred compensation plans:

Name	Executive Contributions in 2023(1)	Company Contributions in 2023(2)	Aggregate Earnings in 2023(3)	Aggregate Withdrawals / Distributions	Aggregate Balance at 12/31/2023(4)

Nishan J. Vartanian	$94,020	$94,020	$33,261	$ —	$1,477,790

Lee B. McChesney	$ —	$ —	$ —	$ —	$ —

Steven C. Blanco	$32,781	$32,781	$88,726	$ —	$ 542,735

Bob W. Leenen(5)	$ —	$ —	$ —	$ —	$ —

Stephanie L. Sciullo	$64,717	$24,109	$38,304	$ —	$ 263,891

(1)	These amounts are included in the amounts reported in the Summary Compensation Table as salary or non-equity incentive plan compensation, as applicable.
(2)	These amounts are included in the amounts reported in the Summary Compensation Table under “Other Compensation.”
(3)

The above table reflects the Company’s Supplemental Retirement Savings Plan. Earnings on deferred compensation under the Supplemental Retirement Savings Plan are not above market or preferential and are therefore not included in the Summary Compensation Table. Participants elect to have their accounts treated as if invested in one or more of a selection of publicly available mutual funds similar to those available under the Company’s Retirement Savings Plan, a qualified 401(k) plan. Accounts are credited with earnings or losses based on the investment results of the funds selected. See Supplemental Retirement Savings Plan discussion immediately below for further information.

(4)

Of the balances shown, the following amounts represent executive and Company contributions which either were reported in the Summary Compensation Table in the year of the contribution or would have been so reported had the individual been a Named Officer for that year: Mr. Vartanian, $1,242,738; Mr. Blanco, $381,734; and Ms. Sciullo, $212,405. The remainder represents non-preferential market earnings not reportable in the Summary Compensation Table.

(5)	As a non-U.S. executive Mr. Leenen was not eligible to participate in the MSA Supplemental Retirement Savings Plan.

Supplemental Retirement Savings Plan

For the Named Officers, the amounts shown in the Nonqualified Deferred Compensation table relate to the MSA 2005 Supplemental Retirement Savings Plan (SSP). The SSP permits the Named Officers and other eligible employees to defer compensation in excess of the limits imposed by the Internal Revenue Code on employee contributions to the Company’s Retirement Savings Plan (RSP), a qualified 401(k) Plan. The Company matches 100% of the first 5% of employee contributions, whether contributed to the RSP or deferred under the SSP. Participant contributions are vested at all times. Company matching contributions vest upon completion of two years of service, or earlier upon death, attainment of age 65 or a change in control.

Compensation eligible for deferral under the SSP includes salary, annual incentive bonus and other cash remuneration for services rendered. There are certain limits on the percentage of eligible compensation that a participant may defer. Participants may elect to have their SSP accounts treated as if invested in one or more of a selection of publicly available mutual funds similar to those available under the RSP. Accounts are credited with earnings or losses based on the investment results of the funds selected. Participants may change their investment elections, for either new contributions and/or for existing balances, at any time.

Distribution options under the SSP vary depending upon the year in which compensation was deferred. For amounts deferred, the participant elects a date for the commencement of distributions, which for subsequent distribution elections in 2005 and thereafter must be at least five years later than the original distribution date. Absent such an election, distributions commence upon the first day of the seventh month following termination of employment. Distributions are made either in a lump sum or in up to 15 annual installments, as elected by the participant. The timing of participant elections, both as to deferrals and as to distributions, is restricted in accordance with Internal Revenue Service requirements.

MSA 2024 PROXY STATEMENT

COMPENSATION TABLES
43

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

The tables below show the payments and benefits to which each Named Officer would have been entitled under the Company’s plans and agreements if the officer’s employment had terminated on December 31, 2023, for the reasons indicated in the tables, exclusive of any potential application of local law statutory severance requirements. In addition to severance amounts payable in certain circumstances under the plan and agreements described following the tables, the amounts shown in the tables include compensation and retirement and other benefits previously earned through service by the Named Officer as described above.

Nishan J. Vartanian

The following table shows the payments and benefits to which Nishan J. Vartanian would have been entitled under the Company’s plans and agreements if his employment had terminated on December 31, 2023, for the reasons indicated in the table:

Benefit	Voluntary Termination	Involuntary Termination for Cause	Involuntary Termination Without Cause	Death	Disability	Change in Control Termination

Cash Severance(1)	$—	$—	$1,002,800	$—	$—	$4,197,593

Disability Income(2)	$—	$—	$—	$—	$829,539	$—

Earned award under non-equity incentive plans(3)	$2,206,160	$—	$2,206,160	$2,206,160	$2,206,160	$2,206,160

Equity(4)
Restricted Stock	$—	$—	$—	$—	$—	$—
Unexercisable Options	$—	$—	$—	$—	$—	$—
Performance Award	$13,744,450	$—	$13,744,450	$13,744,450	$13,744,450	$13,744,450
Other Benefits
Retiree medical(5)	$90,578	$90,578	$90,578	$—	$—	$90,578
Health & Welfare(6)	$—	$—	$—	$54,202	$90,578	$—
Insurance benefits(7)	$—	$—	$—	$50,000	$—	$—
Outplacement assistance	$—	$—	$25,000	$—	$—	$25,000

Total	$16,041,188	$90,578	$17,068,988	$16,054,812	$16,870,727	$20,263,781

(1)	Represents the cash severance amount payable under the MSA Salaried Severance Pay Plan or the Change in Control Severance Agreements described below.
(2)

Represents the present value of the future payments that should be payable under the terms of the Company’s long-term disability plan, which provides an annual benefit of 60% of salary up to a maximum annual benefit of $360,000.

(3)	Represents the amount earned through completion of the plan year under the Company’s non-equity incentive award plans, as shown in the Summary Compensation Table above.
(4)

The amount shown is the market value of equity awards held by the Named Officer at December 31, 2023. Under the terms of the Amended and Restated 2016 Management Equity Incentive Plan, equity awards vest early upon a change in control or upon termination of employment due to death, disability or retirement under a Company retirement plan. At December 31, 2023, Mr. Vartanian was eligible to retire under the Company’s pension plan.

(5)

The Company has a nondiscriminatory plan available generally to United States salaried employees which provides medical benefits to employees who retire under the Company’s Pension Plan until they become eligible for Medicare benefits. The amount shown in the table represents the estimated cost of providing plan benefits to the Named Officer. This plan was closed to new participants effective January 1, 2010.

(6)

The amount shown for death represents the present value of the cost of continued dependent medical care coverage under the Company’s health and welfare plan. The amount shown for disability is the present value of the cost of continued medical care coverage for the Named Officer and dependents.

(7)	The amounts payable on death are the death benefits under the Company’s group term life insurance policy, which is payable by the insurer.

MSA 2024 PROXY STATEMENT

COMPENSATION TABLES
44

Lee B. McChesney

The following table shows the payments and benefits to which Lee B. McChesney would have been entitled under the Company’s plans and agreements if his employment had terminated on December 31, 2023, for the reasons indicated in the table:

Benefit	Voluntary Termination	Involuntary Termination for Cause	Involuntary Termination Without Cause	Death	Disability	Change in Control Termination

Cash Severance(1)	$—	$—	$135,185	$—	$—	$1,179,400

Disability Income(2)	$—	$—	$—	$—	$2,940,473	$—

Earned award under non-equity incentive plans(3)	$787,809	$—	$787,809	$787,809	$787,809	$787,809

Equity(4)
Restricted Stock	$—	$—	$—	$427,646	$427,646	$427,646
Unexercisable Options	$—	$—	$—	$—	$—	$—
Performance Award	$—	$—	$—	$997,954	$997,954	$997,954

Other Benefits
Health & Welfare(5)	$—	$—	$—	$12,508	$49,869	$49,869
Insurance benefits(6)	$—	$—	$—	$50,000	$—	$—
Outplacement assistance	$—	$—	$25,000	$—	$—	$25,000

Total	$787,809	$—	$947,994	$2,275,917	$5,203,751	$3,467,678

(1)	Represents the cash severance amount payable under the MSA Salaried Severance Pay Plan or the Change in Control Severance Agreements described below.
(2)

Represents the present value of the future payments that should be payable under the terms of the Company’s long-term disability plan, which provides an annual benefit of 60% of salary up to a maximum annual benefit of $360,000.

(3)	Represents the amount earned through completion of the plan year under the Company’s non-equity incentive award plans, as shown in the Summary Compensation Table above.
(4)

The amount shown is the market value of equity awards held by the Named Officer at December 31, 2023. Under the terms of the Amended and Restated 2016 Management Equity Incentive Plan, equity awards vest early upon a change in control or upon termination of employment due to death, disability or retirement under a Company retirement plan.

(5)

The amount shown for death represents the present value of the cost of continued dependent medical care coverage under the Company’s health and welfare plan. The amount shown for disability is the present value of the cost of continued medical care coverage for the Named Officer and dependents. The amount shown for change in control is the estimated cost to the Company of continuation for 24 months of medical, dental, accident and life insurance benefits, as required by the Change in Control Severance Agreements described below.

(6)	The amounts payable on death are the death benefits under the Company’s group term life insurance policy, which is payable by the insurer.

MSA 2024 PROXY STATEMENT

COMPENSATION TABLES
45

Steven C. Blanco

The following table shows the payments and benefits to which Steven C. Blanco would have been entitled under the Company’s plans and agreements if his employment had terminated on December 31, 2023, for the reasons indicated in the table:

Benefit	Voluntary Termination	Involuntary Termination for Cause	Involuntary Termination Without Cause	Death	Disability	Change in Control Termination

Cash Severance(1)	$—	$—	$179,808	$—	$—	$1,888,358

Disability Income(2)	$—	$—	$—	$—	$1,952,049	$—

Earned award under non-equity incentive plans(3)	$819,301	$—	$819,301	$819,301	$819,301	$819,301

Equity(4)
Restricted Stock	$—	$—	$—	$797,047	$797,047	$797,047
Unexercisable Options	$—	$—	$—	$—	$—	$—
Performance Award	$—	$—	$—	$2,099,233	$2,099,233	$2,099,233
Other Benefits
Health & Welfare(5)	$—	$—	$—	$100,968	$49,553	$49,553
Insurance benefits(6)	$—	$—	$—	$50,000	$—	$—
Outplacement assistance	$—	$—	$25,000	$—	$—	$25,000

Total	$819,301	$—	$1,024,109	$3,866,549	$5,717,183	$5,678,492

(1)	Represents the cash severance amount payable under the MSA Salaried Severance Pay Plan or the Change in Control Severance Agreements described below.
(2)

Represents the present value of the future payments that should be payable under the terms of the Company’s long-term disability plan, which provides an annual benefit of 60% of salary up to a maximum annual benefit of $360,000.

(3)	Represents the amount earned through completion of the plan year under the Company’s non-equity incentive award plans, as shown in the Summary Compensation Table above.
(4)

The amount shown is the market value of equity awards held by the Named Officer at December 31, 2023. Under the terms of the Amended and Restated 2016 Management Equity Incentive Plan and the 2023 Management Equity Incentive Plan, equity awards vest early upon a change in control or upon termination of employment due to death, disability or retirement under a Company retirement plan.

(5)

The amount shown for death represents the present value of the cost of continued dependent medical care coverage under the Company’s health and welfare plan. The amount shown for disability is the present value of the cost of continued medical care coverage for the Named Officer and dependents. The amount shown for change in control is the estimated cost to the Company of continuation for 24 months of medical, dental, accident and life insurance benefits, as required by the Change in Control Severance Agreements described below.

(6)	The amounts payable on death are the death benefits under the Company’s group term life insurance policy, which is payable by the insurer.

MSA 2024 PROXY STATEMENT

COMPENSATION TABLES
46

Bob W. Leenen

The following table shows the payments and benefits to which Bob W. Leenen would have been entitled under the Company’s plans and agreements if his employment had terminated on December 31, 2023, for the reasons indicated in the table:

Benefit	Voluntary Termination	Involuntary Termination for Cause	Involuntary Termination Without Cause	Death	Disability	Change in Control Termination

Cash Severance(1)	$—	$—	$1,127,374	$—	$—	$2,066,718

Disability Income(2)	$—	$—	$—	$—	$3,048,314	$—

Earned award under non-equity incentive plans(3)	$862,449	$—	$862,449	$862,449	$862,449	$862,449

Equity(4)
Restricted Stock	$—	$—	$—	$453,478	$453,478	$453,478
Unexercisable Options	$—	$—	$—	$—	$—	$—
Performance Award	$—	$—	$—	$1,018,382	$1,018,382	$1,018,382

Other Benefits
Outplacement assistance	$—	$—	$—	$—	$—	$—

Total	$862,449	$—	$1,989,823	$2,334,309	$5,382,623	$4,401,027

(1)

Under the laws of Switzerland and Mr. Leenen’s employment agreement, which together govern the terms of his employment, Mr. Leenen would have been entitled to six months of paid notice, inclusive of all benefits and allowances; payment of accrued but unused vacation; payment of his 2023 annual cash incentive, as determined by Company performance against established goals; a pro-rated portion of his 2022 and 2023 restricted stock unit award; and a pro-rated portion of his 2022 and 2023 performance stock unit award calculated against established targets. Mr. Leenen left the Company on February 9, 2024, at which time he and the Company agreed that he would be paid a total severance of $976,578.

(2)	Represents the present value of the future payments that should be payable under the terms of the Swiss Life Pension Plan, which provides an annual benefit of 60% of salary.
(3)	Represents the amount earned through completion of the plan year under the Company’s non-equity incentive award plans, as shown in the Summary Compensation Table above.
(4)

The amount shown is the market value of equity awards held by the Named Officer at December 31, 2023. Under the terms of the Amended and Restated 2016 Management Equity Incentive Plan, equity awards vest early upon a change in control or upon termination of employment due to death, disability or retirement under a Company retirement plan.

MSA 2024 PROXY STATEMENT

COMPENSATION TABLES
47

Stephanie L. Sciullo

The following table shows the payments and benefits to which Stephanie L. Sciullo would have been entitled under the Company’s plans and agreements if her employment had terminated on December 31, 2023, for the reasons indicated in the table:

Benefit	Voluntary Termination	Involuntary Termination for Cause	Involuntary Termination Without Cause	Death	Disability	Change in Control Termination

Cash Severance(1)	$—	$—	$161,827	$—	$—	$1,593,863

Disability Income(2)	$—	$—	$—	$—	$4,199,861	$—

Earned award under non-equity incentive plans(3)	$630,008	$—	$630,008	$630,008	$630,008	$630,008

Equity(4)
Restricted Stock	$—	$—	$—	$1,998,609	$1,998,609	$1,998,609
Unexercisable Options	$—	$—	$—	$—	$—	$—
Performance Award	$—	$—	$—	$1,266,563	$1,266,563	$1,266,563

Other Benefits
Health & Welfare(5)	$—	$—	$—	$—	$15,814	$15,814
Insurance benefits(6)	$—	$—	$—	$50,000	$—	$—
Outplacement assistance	$—	$—	$25,000	$—	$—	$25,000

Total	$630,008	$—	$816,835	$3,945,180	$8,110,855	$5,529,857

(1)	Represents the cash severance amount payable under the MSA Salaried Severance Pay Plan or the Change in Control Severance Agreements described below.
(2)

Represents the present value of the future payments that should be payable under the terms of the Company’s long-term disability plan, which provides an annual benefit of 60% of salary up to a maximum annual benefit of $360,000.

(3)	Represents the amount earned through completion of the plan year under the Company’s non-equity incentive award plans, as shown in the Summary Compensation Table above.
(4)

The amount shown is the market value of equity awards held by the Named Officer at December 31, 2023. Under the terms of the Amended and Restated 2016 Management Equity Incentive Plan, equity awards vest early upon a change in control or upon termination of employment due to death, disability or retirement under a Company retirement plan.

(5)

The amount shown for disability is the present value of the cost of continued medical care coverage for the Named Officer and dependents. The amount shown for change in control is the estimated cost to the Company of continuation for 24 months of medical, dental, accident and life insurance benefits, as required by the Change in Control Severance Agreements described below.

(6)	The amounts payable on death are the death benefits under the Company’s group term life insurance policy, which is payable by the insurer.

MSA 2024 PROXY STATEMENT

COMPENSATION TABLES
48

Salaried Severance Pay Plan

The Company has a severance plan which is available generally to U.S. salaried employees and which does not discriminate in scope, terms or operation in favor of executive officers. Under this plan, an employee whose employment is involuntarily terminated without cause is entitled to a lump sum separation payment in an amount ranging from four weeks’ base salary for an employee with less than one year of continuous service to 52 weeks’ base salary for employees with 21 or more years of continuous service. The cash severance amount shown under “termination without cause” in the tables above is the amount to which the Named Officer would have been entitled under this plan had their employment been terminated without cause on December 31, 2023. A Named Officer would not receive payments under this plan if the termination qualified for severance benefits under the change in control severance agreements described below.

Change in Control Severance Agreements

The Company has entered into agreements with each of the Named Officers the stated purpose of which is to encourage the officers’ continued attention and dedication to their duties without distraction in the event of an actual or potential change in control of the Company. In the agreements, the officers agree that if a potential change in control, as defined in the agreements, occurs, the officers will remain in the employment of the Company for at least six months or until an actual change in control occurs, unless employment is sooner terminated by the executive for good reason, as defined in the agreement, or due to death, disability or retirement, or by the Company. In return, the agreements provide that if within two years after a change in control, as defined in the agreement, the officer’s employment is terminated by the Company without cause, as defined in the agreement, or the officer terminates his employment for good reason, as defined in the agreement, the officer will be entitled to receive:

•	a lump sum payment equal to up to two times the sum of (i) the officer’s annual salary, plus (ii) the average annual bonus paid to the officer for the preceding two years; and

•	continuation for up to 24 months of medical, dental, accident and life insurance benefits.

The Company does not “gross-up” the benefits payable to officers for excise taxes. Instead, the benefits payable under the agreements are limited to the amount that can be paid without triggering any excise tax or rendering any amounts non-deductible under the Internal Revenue Code. The limitation would not apply if the reduced benefit is less than the unreduced benefit after payment of any excise tax.

The “change in control termination” column in the tables above shows the amounts of the payments and benefits each Named Officer would have received under the Company’s plans and agreements if a qualifying termination of employment following a change in control had occurred as of December 31, 2023.

MSA 2024 PROXY STATEMENT

49

Pay Ratio Disclosure

We are providing the following information, as required by Item 402(u) of Regulation S-K:

For 2023, our last completed fiscal year:

•	the median of the annual total compensation of all our employees (other than Nishan J. Vartanian, Chief Executive Officer) was $72,735; and

•	the annual total compensation of Nishan J. Vartanian, Chief Executive Officer, based on the Summary Compensation Table and adjusted as described below, was $10,030,651.

Based on this information, the estimated ratio of the annual total compensation of our Chief Executive Officer to the median of the annual total compensation of all employees is approximately 138 to 1.

For 2023, we determined that there was no change in our employee population or compensation arrangements that would significantly affect the CEO pay ratio and that it was reasonable to use the same median employee identified in 2022 as described below.

To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of our median employee, the methodology and material assumptions, adjustments and estimates used to identify the median and determine annual total compensation (or any elements of annual total compensation) were as follows:

1.	As of December 31, 2022, our employee population consisted of approximately 5,000 individuals working at our parent company and consolidated subsidiaries.

2.

To find the median of the annual total compensation of all our employees (other than our Chief Executive Officer), we gathered year-to-date compensation data, through December 31, 2022 for all individuals employed on December 31, 2022.

a)

We used cash compensation paid during the period January 1, 2022 through December 31, 2022 including: base pay, overtime pay, sales incentive pay and bonus incentive pay as the consistently applied compensation measure by which to determine the median employee.

b)	In performing this calculation, we did not annualize the compensation of any employees who did not work for the Company or its consolidated subsidiaries for the entire fiscal year.

c)	We did not make any cost-of-living adjustments in identifying the median employee.

3.

Using this methodology, we determined that our median employee was a full-time hourly production employee located in our Cranberry Township, Pennsylvania manufacturing facility with wages, bonus and overtime pay for the 12-month period ending December 31, 2022 in the amount of $42,268.

With respect to our median employee, we then identified and calculated the elements of such employee’s compensation for fiscal 2023 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation in the amount of $58,966. The difference between such employee’s wages, overtime pay and bonus incentive pay and the employee’s annual total compensation represents the estimated value of such employee’s other compensation, including company matching contributions to the MSA Retirement Savings Plan and Company contributions to the medical insurance premium of $13,769.

With respect to the annual total compensation of our Chief Executive Officer, we used the amount reported in the “Total” column of the 2023 Summary Compensation Table included in this Proxy Statement, with the addition of Company paid contributions to health and welfare plans to the “All Other Compensation” field.

CEO PAY RATIO

Person	Year	Salary	Overtime	Stock Awards	Stock Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value	All Other Compensation	Total

CEO Nishan J. Vartanian	2023	$982,100	$—	$4,436,381	$—	$2,206,160	$2,253,731	$151,280	$10,030,651
Cranberry Township, Production Employee	2023	$49,864	$34	$—	$—	$1,964	$7,104	$13,769	$72,735

								MSA Pay Ratio	138:1

MSA 2024 PROXY STATEMENT

50

Pay Versus Performance
In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, and Item 402(v) of Regulation
S-K,
we provide the following disclosure regarding executive compensation and Company performance for the years listed below. For further information concerning the Company’s variable pay-for-performance
philosophy and how the Company aligns executive compensation with the Company’s performance, refer to Executive Compensation – Compensation Discussion and Analysis. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

Year	Summary Compensation Table Total for PEO 1	Compensation Actually Paid to PEO 2,3,4	Average Summary Compensation Table Total for Non-PEO NEOs 1	Average Compensation Actually Paid to Non-PEO NEOs 2,3,4	Value of Initial Fixed $100 Investment Based On: 5		Net Income ($MM)	Company Selected Measure - Sales Revenue ($MM) 6
					Total Shareholder Return	Peer Group Total Shareholder Return

2023	$10,008,650	$19,833,362	$2,356,648	$3,683,003	$140.39	$ 174.04	$ 58.6	$1,787.6

2022	$ 6,168,869	$ 9,224,256	$1,360,803	$1,079,894	$118.47	$132.42	$179.6	$1,528.0

2021	$ 6,794,020	$ 7,535,588	$1,560,785	$1,795,350	$122.35	$149.63	$ 21.3	$1,400.2

2020 7	$ 7,575,727	$ 2,648,855	$1,542,131	$1,087,704	$119.78	$116.49	$124.1	$1,348.2

1
The amounts reflect the Summary Compensation Table total compensation figures for Nishan J. Vartanian, our principal executive officer (“PEO”), for each of the years listed. The
Non-PEO
NEOs for whom the Summary Compensation Table total average compensation is presented are: for 2023, Lee B. McChesney, Steven C. Blanco, Bob W. Leenen and Stephanie L. Sciullo; for 2022, Lee B. McChesney, Jonathan D. Buck, Kenneth D. Krause, Steven C. Blanco, Bob W. Leenen and Stephanie L. Sciullo; for 2021, Kenneth D. Krause, Steven C. Blanco, Bob W. Leenen and Stephanie L. Sciullo; and for 2020, Kenneth D. Krause, Steven C. Blanco, Bob W. Leenen and Stephanie L. Sciullo.

2
The amounts shown for Compensation Actually Paid to our PEO and Average Compensation Actually Paid to
Non-PEO
NEOs have been calculated in accordance with Item 402(v) of Regulation
S-K
and do not reflect compensation actually realized or received by such persons. These amounts reflect total compensation as set forth in the Summary Compensation Table above for each year, adjusted as described in footnote 3 below.

3
Compensation Actually Paid reflects the exclusions and inclusions from the Summary Compensation Table total for our PEO and
Non-PEO
NEOs as set forth below. Amounts excluded, which are set forth in the “Exclusion of Stock Awards, Forfeited Awards and Change in Pension Value” columns in each of the PEO Compensation Actually Paid and the
Non-PEO
NEOs Compensation Actually Paid tables below in this footnote (3), are the aggregate of the amounts shown in the “Stock Awards” and “Change in Pension Value” columns from the Summary Compensation Table. Amounts included, which are set forth in the “Inclusion of Equity Award Adjustments and Pension Service Cost” columns in each of such tables below in this footnote (3), are the aggregate of the following components:

i.	Add the fair value as of the end of the year of unvested equity awards granted in that year;
ii.
Add the change in fair value (if positive, or subtract if negative) as of the end of the year (from the end of the prior year) of equity awards granted in prior years that remained outstanding and unvested at the end of the year;

iii.
Add the change in fair value (if positive, or subtract if negative) as of the vesting date during the year (from the end of the prior year) of equity awards granted in prior years that vested during that year;

iv.	Subtract the fair value at the end of the prior year for awards granted in prior years that forfeited or failed to meet applicable vesting conditions during the covered year; and
v.
Add the pension service cost (which is calculated as the actuarial present value of each NEO’s benefit under all plans reported in the “Changes to Pension Value” in the Summary Compensation Table, attributable to services rendered during the covered year).

4	The column amounts were adjusted from previously reported amounts to reflect relative TSR consistent with SEC rules adopted in 2023.
Equity values are calculated in accordance with FASB ASC Topic 718. The following types of equity award adjustments were not applicable to Company equity awards, as such events did not occur: (i) adjustments for awards that are granted and vest in the same covered year, and (ii) adjustments for the dollar value of any dividends or other earnings paid on stock awards in the covered year prior to the vesting date that are not otherwise included in the total compensation for the covered year. There were no adjustments required for prior pension service cost (which is calculated as the entire cost of benefits granted (or credit for benefits reduced) in a plan amendment (or initiation) during the covered year that are attributed by the benefit formula to services rendered in periods prior to the amendment).
PEO Compensation Actually Paid

Year	Summary Compensation Table Total for PEO	Exclusion of Stock Awards and Change in Pension Value	Inclusion of Equity Award Adjustments and Pension Service Costs (a)	Compensation Actually Paid to PEO

2023	$10,008,650	$6,690,112	$16,514,824	$19,833,362

2022	$ 6,168,869	$3,919,131	$ 6,974,518	$ 9,224,256

2021	$ 6,794,020	$4,870,016	$ 5,611,584	$ 7,535,588

2020 7	$ 7,575,727	$5,917,289	$ 990,417	$ 2,648,855

(a)	The components of the amounts shown in this column for our PEO are set forth in the table below:

MSA 2024 PROXY STATEMENT

PAY VERSUS PERFORMANCE
51

PEO Components of Compensation Actually Paid

Year	Fair Value of Awards Granted in Applicable Year, at Year End		Change in Value* of Prior Years’ Awards Unvested in Applicable Year, at Year End		Change in Value* of Prior Years’ Awards that Vested in Applicable Year, at Vesting Date		Total Value as of the End of the Prior Year of Forfeited Awards in Applicable Year		Total Equity Award Adjustments (total of prior four columns)	Pension Service Costs	Total Equity Award Adjustments and Pension Service Costs
	RSUs	PSUs	RSUs	PSUs	RSUs	PSUs	RSUs	PSUs

2023	$—	$11,399,062	$ —	$5,154,764	$ —	$(164,194)	$—	$—	$16,389,632	$125,192	$16,514,824

2022	$—	$6,224,623	$ —	$1,023,544	$(127,202)	$(326,530)	$—	$—	$ 6,794,435	$180,083	$6,974,518

2021	$—	$4,224,222	$ 8,947	$ 991,025	$ —	$ 176,781	$—	$—	$ 5,400,976	$210,608	$5,611,584

2020 7	$—	$1,503,317	$131,248	$ (815,459)	$ (99,509)	$ 53,410	$—	$—	$ 773,008	$217,409	$990,417

*	The change in value for each award is measured from the value at the end of the prior year.
Non-PEO
NEOs Compensation Actually Paid

Year	Average Summary Compensation Table Total for Non-PEO NEOs	Exclusion of Stock Awards and Change in Pension Value	Inclusion of Equity Award Adjustments and Pension Service Costs (a)	Average Compensation Actually Paid to Non- PEO NEOs

2023	$2,356,648	$955,099	$2,281,454	$3,683,003

2022	$1,360,803	$720,857	$ 439,948	$1,079,894

2021	$1,560,785	$723,667	$ 958,232	$1,795,350

2020	$1,542,131	$792,693	$ 338,266	$1,087,704

(a)	The components of the amounts shown in this column for our Non-PEO NEOs are set forth in the table below:
Average of
Non-PEO
NEOs Components of Compensation Actually Paid

Year	Fair Value of Awards Granted in Applicable Year, at Year End		Change in Value* of Prior Years’ Awards Unvested in Applicable Year, at Year End		Change in Value* of Prior Years’ Awards that Vested in Applicable Year, at Vesting Date		Total Value as of the End of the Prior Year of Forfeited Awards in Applicable Year		Total Equity Award Adjustments (total of prior four columns)	Pension Service Costs	Total Equity Award Adjustments and Pension Service Costs
	RSUs	PSUs	RSUs	PSUs	RSUs	PSUs	RSUs	PSUs

2023	$333,524	$1,410,147	$85,476	$420,864	$(4,384)	$(11,282)	$—	$—	$2,234,346	$47,108	$2,281,454

2022	$326,590	$358,040	$(6,523)	$50,007	$(14,545)	$(30,849)	$(61,567)	$(246,302)	$374,852	$65,096	$439,948

2021	$130,392	$556,774	$3,027	$110,715	$13,552	$48,418	$—	$—	$862,876	$95,356	$958,232

2020	$152,228	$176,379	$42,617	$(121,306)	$2,210	$10,639	$—	$—	$262,767	$75,499	$338,266

*	The change in value for each award is measured from the value at the end of the prior year.

5
This column shows TSR and peer group TSR on a cumulative basis for each year of the four-year period from 2020 through 2023. For purposes of this disclosure, the peer group is the S&P Midcap 400 Industrials Market Index. Dollar values assume $100 was invested for the cumulative period from December 31, 2019 through December 31, 2023, in either the Company or the S&P Midcap 400 Industrials Market Index, and reinvestment of the pre-tax
value of dividends paid. Historical stock performance is not necessarily indicative of future stock performance.

6
We determined sales revenue to be the “most important” financial performance measure used to link performance to Compensation Actually Paid to our PEO and Average Compensation Actually Paid to
Non-PEO
NEOs in 2023, in accordance with Item 402(v) of Regulation
S-K.

7	The amounts shown in 2020 for our PEO reflect the vesting of equity grants made prior to promotion to Chief Executive Officer.

MSA 2024 PROXY STATEMENT

PAY VERSUS PERFORMANCE
52

Relationship Between Compensation Actually Paid and Company Cumulative TSR
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to
Non-PEO
NEOs and the Company’s cumulative TSR for each year of the four-year period from 2020 through 2023.
Note: In the next three charts, the term “CAP” means Compensation Actually Paid

Note: 2020 PEO Compensation reflects long-term incentive awards granted prior to promotion to Chief Executive Officer.
Relationship Between Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to
Non-PEO
NEOs and our net income for each year of the four-year period from 2020 through 2023.

Note: 2020 PEO Compensation reflects long-term incentive awards granted prior to promotion to Chief Executive Officer.

MSA 2024 PROXY STATEMENT

PAY VERSUS PERFORMANCE
53

Relationship Between Compensation Actually Paid and Sales Revenue
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to
Non-PEO
NEOs and our sales revenue for each year of the four-year period from 2020 through 2023.

Note: 2020 PEO Compensation reflects long-term incentive awards granted prior to promotion to Chief Executive Officer.
Relationship Between Company TSR and Peer Group TSR
The following chart sets forth the relationship between our cumulative TSR and the TSR for the S&P Midcap 400 Industrials Market Index for each year of the four-year period from 2020 through 2023.

MSA 2024 PROXY STATEMENT

PAY VERSUS PERFORMANCE
54

2023 Tabular List of Most Important Financial Performance Measures
The following table presents the financial performance measures that the Company considers to have been the most important in linking Compensation Actually Paid to our PEO and
Non-PEO
NEOs in 2023 to Company performance. The measures in this table are not ranked.

Revenue Growth (3-Year Revenue Compound Annual Growth Rate (CAGR))

Adjusted EBITDA Margin

Working Capital as a Percentage of Sales

Total Shareholder Return against Proxy Peer Group (as disclosed in the Compensation Discussion and Analysis)

MSA 2024 PROXY STATEMENT

55

Audit Committee Report

The Audit Committee of the Board of Directors (the “Committee”) assists the Board in fulfilling its oversight responsibilities relating to, among other things, the quality and integrity of the Company’s financial reports and quarterly and annual financial statements. The Committee operates pursuant to a written charter which was approved by the Board and is available in the Corporate Governance section of the Company’s website at www.MSAsafety.com. The Committee is comprised of three directors, each of whom is independent in accordance with the listing standards of the New York Stock Exchange and Securities and Exchange Commission Rule 10A-3. The Board has determined that directors Pearse and Sperry, each a member of the Committee, are each an “audit committee financial expert,” as defined by the rules of the Securities and Exchange Commission.

The Committee is responsible for the appointment, compensation, and oversight of the Company’s external auditors, which for 2023 was Ernst & Young LLP (“EY”), an independent registered public accounting firm, as well as for the selection of the lead audit partner. The independent registered public accounting firm is responsible for planning and carrying out an audit in accordance with generally accepted auditing standards and expressing an opinion based on the audit as to whether the Company’s audited financial statements fairly present the Company’s consolidated financial position, results of operation and cash flows in conformity with generally accepted accounting principles. The Committee received regular status update reports from EY on the overall scope and plan of its audit and discussed the key risk factors identified. The Committee performed an evaluation of EY performance and independence. Based on this assessment, and other factors, the Committee determined that its choice of external auditor is in the best interests of the Company and its shareholders.

The management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements and the adequacy of its internal controls. The Committee has reviewed the Company’s audited financial statements for the year ended December 31, 2023, and has discussed the financial statements with management and with EY. The Committee has received from EY written disclosures required by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and has discussed those matters with EY. The Committee has also received from EY the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with EY its independence. In performance of its oversight function, the Committee also monitored Company management’s compliance with Section 404 of the Sarbanes-Oxley Act of 2002 by discussing with management and EY (i) management’s assessment of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2023 (“Management’s Assessment”); and (ii) EY’s opinion of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2023.

Based upon the review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee as referred to in this report and described in the Committee’s charter, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, for filing with the Securities and Exchange Commission.

The foregoing report was submitted by the Audit Committee of the Board of Directors.

Diane M. Pearse

Sandra Phillips Rogers

William R. Sperry, Chair

MSA 2024 PROXY STATEMENT

56

Stock Ownership

Under regulations of the Securities and Exchange Commission, a person is considered the “beneficial owner” of a security if the person has or shares with others the power to vote the security (voting power) or the power to dispose of the security (investment power). In the tables which follow, “beneficial ownership” of the Company’s stock is determined in accordance with these regulations and does not necessarily indicate that the person listed as a “beneficial owner” has an economic interest in the shares indicated as “beneficially owned.”

BENEFICIAL OWNERSHIP OF MANAGEMENT AND DIRECTORS

The following table sets forth information regarding the amount and nature of beneficial ownership of the Company’s Common Stock and 4 1⁄2% Cumulative Preferred Stock as of February 13, 2024, by each director and Named Officer and by all directors and current executive officers as a group. Except as otherwise indicated in the footnotes to the table, the person named or a member of the group has sole voting and investment power with respect to the shares listed.

	Common Stock						4 1/2% Cumulative Preferred Stock
	Amount and Nature of Beneficial Ownership				Total Common Stock		Amount and Nature of Beneficial Ownership	Percent of Class
	Non-Trust Shares(1)		Trust Shares(2)			Percent of Class(1)

John T. Ryan III	1,161,265	(3)	988,087	(4)	2,149,352	5.47%	187	1.02%

Robert A. Bruggeworth	2,068		33,825		35,893	—	—	—

Gregory B. Jordan	1,520		—		1,520	—	—	—

William M. Lambert	42,697	(3)	—		42,697	—	—	—

Diane M. Pearse	35,850		—		35,850	—	—	—

Rebecca B. Roberts	9,574		—		9,574	—	—	—

Sandra Phillips Rogers	6,316		—		6,316	—	—	—

Luca Savi	—		—		—		—	—

William R. Sperry	5,604		—		5,604	—	—	—

Nishan J. Vartanian	72,493	(3)	—		72,493	—	—	—

Lee B. McChesney	54		—		54	—	—	—

Steven C. Blanco	16,664		—		16,664	—	—	—

Bob W. Leenen	8,626		—		8,626	—	—	—

Stephanie L. Sciullo	4,323		—		4,323	—	—	—

All executive officers and directors as a group (14 persons)	1,363,282	(3)	1,021,912		2,385,194	6.07%	187	1.02%

(1)

The number of shares of Common Stock beneficially owned and the number of shares of Common Stock outstanding used in calculating the percent of class include the following shares of Common Stock which may be acquired within 60 days upon the vesting of restricted stock units granted under the Management Equity Plans: Mr. Vartanian, 35,446 shares; Mr. Blanco, 6,274 shares; Mr. Leenen, 3,145 shares; Ms. Sciullo, 3,748 shares; and all directors and executive officers as a group, 48,613 shares. The number of shares of Common Stock beneficially owned also includes the following restricted shares awarded under the Company’s Director Equity Plans, as to which such persons have voting power only: Mr. Ryan, Mr. Bruggeworth, Mr. Lambert, Ms. Roberts, Ms. Rogers and Mr. Sperry, each with 939 shares; and all directors and executive officers as a group, 5,634 shares. Only percentages of 1% or greater are shown. The number of shares of Common Stock beneficially owned and the number of shares of Common Stock outstanding used in calculating the percent of class do not include the following shares of Common Stock which may be acquired upon the vesting, and the termination of deferral, of restricted stock units granted to a director (along with shares of Common Stock for related dividend equivalent rights), based upon the director’s decision to defer the receipt of shares awarded under the Company’s Director Equity Plans: Mr. Jordan and Ms. Pearse, each with 4,096 shares; Ms. Phillips-Rogers, 5 shares; and Mr. Savi, 2,773 shares.

MSA 2024 PROXY STATEMENT

STOCK OWNERSHIP
57

(2)

The shares in this column are those as to which the director or officer holds voting and/or investment power as a fiduciary or otherwise under the terms of a trust instrument. In certain cases, the director or officer is also among the beneficiaries of the trust.

(3)

Includes shares of Common Stock as to which voting and investment power is shared with the spouse as follows: Mr. Ryan, 214,002 shares; Mr. Vartanian, 27,492 shares; and all directors and executive officers as a group, 241,494 shares. The amounts shown for the following persons do not include shares of Common Stock held by their spouses: Mr. Lambert, 55,950 shares (28,550 shares of which are in a trust); and Mr. Vartanian, 1,190 shares.

(4)	Mr. Ryan acts as a co-trustee with shared voting and investment power with respect to such shares of Common Stock.

5% BENEFICIAL OWNERS

As of February 13, 2024, to the Company’s knowledge, five persons or entities beneficially owned more than 5% of the Company’s Common Stock. The beneficial ownership of John T. Ryan III appears in the immediately preceding table. The following table sets forth the beneficial ownership of the other 5% beneficial owners, based upon information provided by such persons:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class

APG Asset Management US Inc. 666 3rd Ave., 2nd Floor New York, NY 10017	4,513,317	(1)	11.4%

The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	3,826,135	(2)	9.7%

BlackRock, Inc. 55 East 52nd Street New York, NY 10055	3,186,600	(3)	8.1%

JPMorgan Chase & Co 383 Madison Avenue New York, NY 10179	2,139,384	(4)	5.4%

(1)	According to a Schedule 13G filed February 7, 2024, APG Asset Management US Inc. and its affiliates have shared voting power and shared investment power over 4,513,317 shares.
(2)

According to a Schedule 13G filed February 13, 2024, The Vanguard Group and its subsidiaries have shared voting power over 13,829 shares and have sole investment power over 3,772,709 shares and shared investment power over 53,426 shares.

(3)	According to a Schedule 13G filed January 25, 2024, BlackRock, Inc. and its subsidiaries have sole voting power over 3,112,946 shares, and sole investment power over 3,186,600 shares.
(4)	According to a Schedule 13G filed January 10, 2024, JPMorgan Chase & Co and its subsidiaries have sole voting power over 1,934,339 shares and have sole investment power over 2,139,244 shares.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities Exchange Act of 1934 requires that directors and officers of the Company and beneficial owners of more than 10% of its Common Stock file reports with the SEC with respect to changes in their beneficial ownership of equity securities of the Company. Based solely upon a review of the copies of such reports furnished to the Company and written representations by certain persons that reports on Form 5 were not required, Mr. John T. Ryan III had two late Form 4 filings and Mr. William M. Lambert had one late Form 4 filing.

MSA 2024 PROXY STATEMENT

58

PROPOSAL NO. 3

Selection of Independent Registered Public Accounting Firm

Because of the importance to the shareholders of having the Company’s financial statements audited by an independent registered public accounting firm, it is the opinion of the Board that the selection of the independent registered public accounting firm should be submitted to the shareholders. The Board of Directors and its Audit Committee recommend that the shareholders approve the selection of the firm of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024. Ernst & Young LLP has advised the Company that neither the firm nor any of its partners has any direct or material indirect financial interest in the Company or any of its subsidiaries.

The following table provides a summary of the Company’s fees paid for the services of its auditor, Ernst & Young LLP.

	2023	2022

Audit Fees	$3,523,100	$3,349,100

Audit-related Fees(1)	$46,000	$65,000

Tax Fees	$220,000	$259,500

All Other Fees	$5,000	$2,000

(1)	Audit-related fees pertained to statutory filing matters and transfer pricing services.

The charter of the Audit Committee requires that the Audit Committee approve in advance all audit and non-audit services to be performed by the Company’s independent registered public accounting firm. All services provided by the independent registered public accounting firm were pre-approved by the Audit Committee pursuant to the pre-approval policy.

THE BOARD RECOMMENDS YOU VOTE “FOR” PROPOSAL NO. 3: SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

The Board of Directors and the Audit Committee recommend that you vote FOR the selection of Ernst & Young LLP as the independent registered public accounting firm. Properly submitted proxies which are timely received will be so voted, unless otherwise directed thereon. It is expected that one or more representatives of Ernst & Young LLP will be present at the Annual Meeting with the opportunity to make a statement, if they desire to do so, and to respond to appropriate questions. See Proposal No. 1 above, “Election of Directors,” for information concerning the Audit Committee of the Board.

Approval of this proposal requires the affirmative vote of a majority of the votes cast (which excludes abstentions and failures to vote (e.g., broker non-votes)) by the holders of Common Stock present and voting at the meeting or by proxy, with a quorum of a majority of the outstanding shares of Common Stock being present or represented at the Annual Meeting. In the event the proposal is not approved, the Board will treat this as a recommendation to consider another independent registered public accounting firm for 2025.

MSA 2024 PROXY STATEMENT

59

PROPOSAL NO. 4

Advisory Vote to Approve Executive Compensation

As described in the Compensation Discussion and Analysis and summarized in the “Executive Summary” thereto, the Compensation Committee of the Board has developed an executive compensation program designed to pay for performance and to align the long-term interests of our named executive officers with the long-term interests of our shareholders. The Company is presenting the following “Say on Pay” proposal, which gives shareholders the opportunity to endorse or not endorse the Company’s compensation program for named executive officers by voting for or against the following resolution. This resolution is required pursuant to Section 14A of the Securities Exchange Act of 1934. While the Board intends to carefully consider the shareholder vote and feedback from this proposal, such vote will not be binding on the Board, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, the Company or the Board. The Board and the Compensation Committee will take into account the outcome when considering future executive compensation arrangements. The Board and management are committed to our shareholders and understand that it is useful and appropriate to obtain the views of our shareholders when considering the design and initiation of executive compensation programs. At our 2023 annual meeting of shareholders, the Company held an advisory (non-binding) vote to determine the frequency of future Say on Pay votes. Following that vote, the Board determined that the Say on Pay vote will be conducted annually and we currently expect to hold the next advisory vote on the compensation paid to the Company’s NEOs at our 2025 Annual Meeting. In 2023, the shareholders also voted in favor of the Company’s compensation program for named executive officers, with 97.5% of the votes cast by shareholders voting FOR the proposal. The Board and Compensation Committee took this vote into consideration in designing the compensation program for 2024. Please see the Compensation Discussion and Analysis above for further details.

RESOLVED, that the shareholders approve the compensation of the Company’s named executive officers, pursuant to the executive compensation disclosure rules of the Securities and Exchange Commission, including as disclosed in the Compensation Discussion and Analysis, the compensation tables, and the related disclosure contained in the proxy statement set forth under the caption “Executive Compensation.”

THE BOARD RECOMMENDS YOU VOTE “FOR” PROPOSAL NO. 4: ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

The Board of Directors and the Compensation Committee recommend that you vote FOR Proposal 4, approval of the compensation of our named executive officers as disclosed in the Compensation Discussion and Analysis, the compensation tables and the related disclosure contained in this proxy statement set forth under the caption “Executive Compensation.” Properly submitted proxies which are timely received will be voted FOR approval of the proposal, unless otherwise directed thereon.

MSA 2024 PROXY STATEMENT

60

Other Matters

The Board of Directors does not know of any matters, other than those referred to herein, which will be presented for action at the meeting. However, in the event of a vote on any other matter that should properly come before the meeting, it is intended that proxies received in the accompanying form will be voted thereon in accordance with the discretion and judgment of the persons named in the proxies.

Annual Report on Form 10-K

Upon written request to the undersigned Secretary of the Company (at the address specified on page one) by any shareholder whose proxy is solicited hereby, the Company will furnish a copy of its 2023 Annual Report on Form 10-K to the Securities and Exchange Commission, together with financial statements and schedules thereto, without charge to the shareholder requesting same.

2025 Shareholder Proposals

The Company’s bylaws require that any shareholder intending to present a proposal for action at an Annual Meeting must give written notice of the proposal, containing specified information, so that it is received by the Company not later than the notice deadline under the bylaw. This notice deadline will generally be between 90 and 120 days prior to the anniversary date of the Company’s previous year’s Annual Meeting, or not earlier than January 10, 2025 and not later than February 9, 2025, for the Company’s Annual Meeting in 2025.

The bylaw described above does not affect the right of a shareholder to request inclusion of a shareholder proposal in the Company’s Proxy Statement pursuant to Securities and Exchange Commission Rule 14a-8 or to present for action at an Annual Meeting any proposal so included. Rule 14a-8 requires that written notice of a shareholder proposal requested to be included in the Company’s proxy materials pursuant to the Rule must also generally be received by the Company not later than 120 days prior to the anniversary date of the Company’s Proxy Statement for the previous year’s Annual Meeting. For the Company’s Annual Meeting in 2025, this deadline would be November 28, 2024.

The notices of shareholder proposals described under this caption must be given to the Secretary of the Company at the address set forth on page one. A copy of the bylaw provision described above will be furnished to any shareholder upon written request to the Secretary at the same address.

Shareholder Communications

A shareholder or other interested party who wishes to communicate with the Board, a Committee of the Board or any individual director or group of directors may do so directly by sending the communication in writing, addressed to the Board, the Committee, the individual director or group of directors, c/o Corporate Secretary, at the Company’s address appearing on page one.

Expenses of Solicitation

All expenses incident to the solicitation of proxies by the Board of Directors will be paid by the Company. The Company will, upon request, reimburse brokerage houses and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred in forwarding copies of solicitation material to beneficial owners of Common Stock held in the names of such persons. In addition to solicitation by mail, in a limited number of instances, regular employees of the Company may solicit proxies in person or by telephone. Employees will receive no additional compensation for any such solicitation.

By Order of the Board of Directors,

Richard W. Roda

Secretary

MSA 2024 PROXY STATEMENT

61

Frequently Asked Questions

1.	What is a proxy statement?

Certain shareholder votes take place each year at the Annual Meeting. Since most shareholders do not attend the Annual Meeting, we request your authorization (or your “proxy”) in advance to instruct designated persons (your “proxy holders”) how to vote your shares at the meeting. A proxy statement is a document we are required to give you when requesting your voting authority and instructions. Regulations of the U.S. Securities and Exchange Commission (the “SEC”) also require that we include specific information about the Company in the proxy statement.

2.	Why was I provided with access to this proxy statement?

All shareholders of MSA Safety Incorporated as of February 13, 2024, the “record date” for this year’s Annual Meeting, are entitled to vote at the meeting. We are providing access to this proxy statement and proxy card, along with our annual report, to all shareholders of record as of the record date.

3.	What is a shareholder of record? What is a beneficial owner?

Shareholders of Record

Shareholders can own stock directly in their own name through our transfer agent, Broadridge Corporate Issuer Solutions. Such shareholders are referred to as shareholders of record. When you are a shareholder of record, we will provide you directly with notice of access to the proxy statement and an accompanying proxy card.

Beneficial Owners

Shareholders can also own stock indirectly, through one or more brokers or intermediaries. Such shareholders are referred to as beneficial owners. When you are a beneficial owner, your stock is registered in the name of your broker or intermediary. It is the responsibility of the broker or other intermediary to forward the notice of internet availability of proxy materials, along with instructions about how to vote your shares. Shareholders can be both shareholders of record for some shares and beneficial owners for other shares and may own shares through multiple brokerage or intermediary accounts. Such shareholders will receive separate proxy materials for each account, and it is necessary for such beneficial owners to vote the shares for each account.

Important Information for MSA Employees

MSA employees may own stock a number of ways, including but not limited to stock held as shareholder of record or as a beneficial owner as described above, and stock purchased while an employee pursuant to a MSA benefit plan such as the Employee Stock Purchase Plan “ESPP”. If you hold shares in more than one of these ways, you will receive multiple notifications of the availability of proxy materials. You must complete each set of proxy materials you receive in order to vote the shares covered by such materials.

4.	Why did I receive a notice of internet availability of proxy materials instead of printed proxy materials?

In accordance with the rules of the SEC, the Company has elected to furnish proxy materials by sending a notice of internet availability of proxy materials to its shareholders. Shareholders will have electronic access to our proxy materials through the internet but will not receive paper proxy materials unless they request them as provided for in the notice of availability. The notice of availability will provide instructions for shareholders to access the proxy materials and vote their shares. Providing the notice of availability reduces the environmental impact and costs associated with printed materials.

5.	How do I vote?

You may vote by telephone, the internet or by following the instructions on your notice of internet availability of proxy materials or proxy card. When you are a beneficial owner, certain brokers or other institutions that hold your shares will forward a voting instruction form to you. It is important to follow the instructions on each notice of availability, proxy card and voting instruction form you receive to ensure that all of your shares are voted.

MSA 2024 PROXY STATEMENT

FREQUENTLY ASKED QUESTIONS
62

6.	What do I do if I receive a notice of internet availability of proxy materials, a proxy card AND a voting instruction form or forms?

This indicates that you hold shares in multiple accounts. Please follow the voting instructions for each set of materials received. It is necessary to cast a vote for all sets of materials you receive or some of your shares will not be voted.

7.	When will the Company announce the final voting results?

The Company will file the final voting results with the SEC and publish them on our website within four business days following the Annual Meeting.

MSA 2024 PROXY STATEMENT

A- 1

Appendix A

MSA Safety Incorporated

2024 Non-Employee Directors’ Equity Incentive Plan

This MSA Safety Incorporated 2024 Non-Employee Directors’ Equity Incentive Plan (the “Plan”) was established under the name 2017 Non-Employee Directors’ Equity Incentive Plan (“2017 Plan”). The 2017 Plan hereby is amended, restated, and renamed as set forth herein, effective upon and subject to the approval of the Company’s shareholders. The purposes of the Plan are to promote the long-term success of MSA Safety Incorporated (the “Company”) by creating a long-term mutuality of interests between the non-employee Directors and shareholders of the Company, to provide an additional inducement for such Directors to remain with the Company and to provide a means through which the Company may attract able persons to serve as Directors of the Company.

SECTION 1. ADMINISTRATION

The Plan shall be administered by the Board of Directors of the Company (the “Board”), which may delegate some or all of its duties to a committee of the Board. The Board shall keep records of action taken at its meetings. A majority of the Board shall constitute a quorum at any meeting, and the acts of a majority of the members present at any meeting at which a quorum is present, or the unanimous written consent of the Board, shall be the acts of the Board.

The Board shall interpret the Plan and prescribe such rules, regulations and procedures in connection with the operations of the Plan as it shall deem to be necessary and advisable for the administration of the Plan consistent with the purposes of the Plan. All questions of interpretation and application of the Plan, or as to stock options, restricted stock awards or restricted stock unit awards granted under the Plan, shall be subject to the determination of the Board, which shall be final and binding.

Notwithstanding the above, the selection of the Directors to whom stock options, restricted stock awards and/or restricted stock unit awards are to be granted and the exercise price of any stock option shall be as hereinafter provided, and the Board shall have no discretion as to such matters.

In addition to the foregoing, the Board may grant awards to Directors who are first elected to the Board prior to the date of the annual meeting at which awards are made, in recognition of their service prior to the day of the annual meeting.

SECTION 2. SHARES AVAILABLE UNDER THE PLAN

Subject to the adjustment provisions of Section 6 hereof, the maximum aggregate number of shares, without par value, of the Company (the “Common Stock”) which may be granted pursuant to the Plan is the sum of (i) the number of shares available under the Plan immediately prior to shareholder approval of this Plan (as of March 1, 2024, 68,439 shares were available, subject to the counting, adjustment and substitution provisions of the Plan) and (ii) 25,000 shares. If any stock option granted under the Plan is cancelled by mutual consent or terminates or expires for any reason without having been exercised in full, the number of shares subject thereto shall again be available for purposes of the Plan. If shares of Common Stock are forfeited to the Company pursuant to the restrictions applicable to restricted stock or restricted stock units, the shares subject thereto and so forfeited shall again be available for purposes of the Plan. The shares which may be issued under the Plan may be either authorized but unissued shares or treasury shares or partly each, as shall be determined from time to time by the Board.

SECTION 3. GRANT OF STOCK OPTIONS, RESTRICTED STOCK AND RESTRICTED STOCK UNITS

On the third business day following the day of each annual meeting of the shareholders of the Company (the “Grant Date”), each person who is then a member of the Board and who is not then an employee of the Company or any of its subsidiaries (a “non-employee Director”) shall automatically and without further action by the Board be granted an award with a total value equal to $145,000, subject to adjustment as set forth below, with the composition of the award to be determined by the Board in its discretion. Each new non-employee Director appointed or elected to the Board after the annual grant shall receive, as of the first date of service on the Board, an equity award equal to the number of restricted shares, restricted stock units and/or stock options most recently granted to a non-employee Director for annual service, but pro-rated for the amount of the fiscal year remaining as of the first date of service.

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Awards may consist of all or any portion of “nonstatutory stock options” (i.e., a stock option which does not qualify under Section 422 of the Internal Revenue Code of 1986 (the “Code”)), restricted shares of Common Stock, and/or restricted stock units. For purposes of valuing an award, the value shall be determined by the Company as of the date of grant based on the accounting grant date value of such award.

The amounts and/or mix of awards set forth above may be adjusted by the Board in its discretion, provided that the maximum value of shares subject to awards granted during a single fiscal year to any non-employee Director, taken together with any cash fees paid during the fiscal year to the non-employee Director, in respect of the non-employee Director’s service as a member of the Board during such year (including service as a member or chair of any committees of the Board), shall not exceed $750,000 in total value.

SECTION 4. TERMS AND CONDITIONS OF STOCK OPTIONS

Stock options granted under the Plan shall be subject to the following terms and conditions:

(A)

The purchase price at which each stock option may be exercised (the “option price”) shall be one hundred percent (100%) of the Fair Market Value per share of the Common Stock covered by the stock option on the Grant Date.

(B)

At the discretion of, and in accordance with rules established by the Board, the option price of each stock option may be paid by one or any combination of the following: (i) in cash or the tender of Common Stock already owned by the Participant having a Fair Market Value on the date of exercise equal to the option price for the shares being purchased or (ii) by providing cash forwarded through a broker or other agent-sponsored exercise or financing program or (iii) through such other means as the Board determines are consistent with the Plan’s purpose and applicable law, including without limitation through withholding shares to be acquired upon exercise. No fractional shares will be issued or accepted.

(C)

Subject to the terms of Section 4(E) providing for earlier termination of a stock option, no stock option shall be exercisable after the expiration of ten years from the Grant Date. A stock option to the extent exercisable at any time may be exercised in whole or in part.

(D)

No stock option shall be transferable by the grantee otherwise than by Will, or if the grantee dies intestate, by the laws of descent and distribution of the state of domicile of the grantee at the time of death. All stock options shall be exercisable during the lifetime of the grantee only by the grantee or the grantee’s guardian or legal representative.

(E)

Subject to Section 4(C), unless the Board determines otherwise, if a grantee ceases to be a Director of the Company for any reason, any outstanding stock options held by the grantee shall be exercisable and shall terminate according to the following provisions:

(i)

If a grantee ceases to be a Director of the Company for Retirement or for any reason other than resignation, removal for cause, death or Disability, any then outstanding stock option held by such grantee shall be exercisable by the grantee (whether or not exercisable by the grantee immediately prior to ceasing to be a Director) at any time prior to the expiration date of such stock option or within five years after the date the grantee ceases to be a Director, whichever is the shorter period;

(ii)

If during his term of office as a Director a grantee resigns from the Board (other than by Retirement), any outstanding stock option held by the grantee which is not exercisable by the grantee immediately prior to resignation shall terminate as of the date of resignation, and any outstanding stock option held by the grantee which is exercisable by the grantee immediately prior to resignation shall be exercisable by the grantee at any time prior to the expiration date of such stock option or within 90 days after the date of resignation, whichever is the shorter period;

(iii)

If during his term of office as a Director a grantee is removed for cause, any outstanding stock option held by the grantee, whether or not exercisable by the grantee immediately prior to his removal, shall terminate as of the date of the Director’s removal for cause;

(iv)

Following the death or Disability of a grantee during service as a Director of the Company, any outstanding stock option held by the grantee at the time of death or termination of service by reason of Disability (whether or not exercisable by the grantee immediately prior to death or termination of service) shall be exercisable by the grantee or person entitled to do so under the Will of the grantee, as the case may be, or, if the grantee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the grantee at any time prior to the expiration date of such stock option or within five years after the date of death or termination of service by reason of Disability, whichever is the shorter period;

(v)

Following the death of a grantee after ceasing to be a Director and during a period when a stock option is exercisable, any outstanding stock option held by the grantee at the time of death shall be exercisable by such person entitled to do so under the Will of the grantee or by such legal representative (but only to the extent the stock option was exercisable by the grantee immediately prior to the death of the grantee) within five years after the date of death or, if applicable, within the period provided in Section 4(E)(i), whichever is the longer period, but not later than the expiration date of such stock option.

A stock option held by a grantee who has ceased to be a Director of the Company shall terminate upon the expiration of the applicable exercise period, if any, specified in this Section 4(E).

(F)

All stock options shall be confirmed by an agreement, or an amendment thereto, which shall be executed on behalf of the Company by the Chief Executive Officer (if other than the President), the President or any Vice President and by the grantee.

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(G)

The obligation of the Company to issue shares of the Common Stock under the Plan shall be subject to (i) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such shares, if deemed necessary or appropriate by counsel for the Company, (ii) the condition that the shares shall have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange, if any, on which the Common Stock shares may then be listed and (iii) all other applicable laws, regulations, rules and orders which may then be in effect.

Subject to the foregoing provisions of this Section 4 and the other provisions of the Plan, any stock option granted under the Plan may be subject to such restrictions and other terms and conditions, if any, as shall be determined, in its discretion, by the Board and set forth in the agreement referred to in Section 4(F), or an amendment thereto.

SECTION 5. TERMS AND CONDITIONS OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS

(A)	Restricted Stock. Unless the Board determines otherwise, restricted stock awards granted under the Plan shall be subject to the following terms and conditions:

(i)

As of the Grant Date of the restricted stock award, certificates representing the shares of restricted stock shall be issued in the name of the Director and held by the Company in escrow until the earlier of the forfeiture of the shares of restricted stock to the Company or the lapse of the service restriction with respect to such shares. The Director shall execute and deliver to the Company a blank stock power in form acceptable to the Company with respect to each of the certificates representing the shares of restricted stock. Such stock power shall be returned to the Director if the service restriction lapses with respect to the shares to which the stock power relates.

(ii)

The Director shall not sell, exchange, assign, alienate, pledge, hypothecate, encumber, charge, give, transfer or otherwise dispose of, either voluntarily or by operation of law, any shares of restricted stock, or any rights or interests appertaining thereto, prior to the lapse of the service restriction imposed thereon and the issuance or transfer to the Director of certificates with respect to such shares.

(iii)

As of the Grant Date, the Director shall be a shareholder of the Company with respect to the restricted stock and shall have all the rights of a shareholder with respect to the restricted stock, including the right to vote the restricted stock and to receive all dividends and other distributions paid with respect to such restricted stock, subject to the restrictions of the Plan and the restricted stock agreement, including without limitation the restriction that all dividends and distributions on the restricted stock, whether paid in cash, Common Stock or other securities or property may be held in escrow subject to the same restrictions as the restricted stock.

(iv)

The shares of restricted stock issued to Directors shall vest over the period determined by the Board in its discretion. If the Director’s service as a Director of the Company terminates for any reason, other than as a result of the Director’s death, Disability or Retirement, prior to the date of vesting, then 100% of the shares of restricted stock originally awarded on the Grant Date shall, upon such termination of service and without any further action, be forfeited to the Company by the Director and cease to be issued and outstanding shares of Common Stock.

(v)

If the Director remains a Director of the Company through the vesting date and the shares of restricted stock have not been previously forfeited to the Company pursuant to Section 5(A)(iv), the service restriction on 100% of the shares of restricted stock originally awarded on that Grant Date shall lapse, and a certificate representing such shares shall be issued or transferred by the Company to the Director. If the Director’s service with the Company or a subsidiary terminates as a result of the Director’s death, Disability or Retirement, the service restriction imposed on any shares of restricted stock set forth above which have not been previously forfeited to the Company pursuant to Section 5(A)(iv) and on which the service restriction has not previously lapsed shall lapse, and a certificate representing such shares shall be issued or transferred by the Company to the Director (or the Director’s personal representative).

(vi)	Each certificate representing shares of restricted stock shall have noted on the face of such certificate the following legend:

“Notice is hereby given that the shares of stock represented by this certificate are held subject to, and may not be transferred except in accordance with, the MSA Safety Incorporated 2024 Non-Employee Directors’ Equity Incentive Plan and a restricted stock agreement executed thereunder, copies of which are on file at the office of MSA Safety Incorporated.”

(vii)

All restricted stock awards shall be confirmed by an agreement, or an amendment thereto, which shall be executed on behalf of the Company by the Chief Executive Officer (if other than the President), the President or any Vice President and by the grantee.

Subject to the foregoing provisions of this Section 5(A) and the other provisions of the Plan, any restricted stock award granted under the Plan may be subject to such additional restrictions and other terms and conditions, if any, as shall be determined, in its discretion, by the Board and set forth in the agreement referred to in Section 5(A)(vii), or an amendment thereto.

(B)	Restricted Stock Units. Unless the Board determines otherwise, restricted stock unit awards granted under the Plan shall be subject to the following terms and conditions:

(i)

The Director shall not sell, exchange, assign, alienate, pledge, hypothecate, encumber, charge, give, transfer or otherwise dispose of, either voluntarily or by operation of law, any restricted stock units, or any rights or interests appertaining thereto, prior to the lapse of the service restriction imposed thereon and the issuance or transfer to the Director of certificates with respect to such units.

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(ii)

The restricted stock units issued to Directors shall vest over the period determined by the Board in its discretion. If the Director’s service as a Director of the Company terminates for any reason, other than as a result of the Director’s death, Disability or Retirement, prior to the date of vesting, then 100% of the unvested restricted stock units originally awarded on the Grant Date shall, upon such termination of service and without any further action, be forfeited to the Company by the Director.

(iii)

If the Director remains a Director of the Company through the vesting date and the restricted stock units have not been previously forfeited to the Company pursuant to Section 5(B)(ii), the service restriction on 100% of the restricted stock units originally awarded on that Grant Date shall lapse, and a certificate representing the shares subject thereto shall be issued or transferred by the Company to the Director on the date set forth in Section 5(B)(iv). If the Director’s service with the Company or a subsidiary terminates as a result of the Director’s death, Disability or Retirement, the service restriction imposed on any restricted stock units set forth above which have not been previously forfeited to the Company pursuant to Section 5(B)(ii) and on which the service restriction has not previously lapsed shall lapse, and a certificate representing the shares subject thereto shall be issued or transferred by the Company to the Director (or the Director’s personal representative).

(iv)

Delivery of shares to Directors in satisfaction of the restricted stock units shall be made following vesting and, unless deferral is permitted or required consistent with Section 409A of the Code, no later than two and one half months following the end of the calendar year in which vesting occurs. If deferral is required or permitted, delivery of shares shall be made on the date specified or elected.

(v)

All restricted stock unit awards shall be confirmed by an agreement, or an amendment thereto, which shall be executed on behalf of the Company by the Chief Executive Officer (if other than the President), the President or any Vice President and by the grantee. Dividend equivalents shall be paid on the restricted stock units, subject to the restrictions of the Plan and the restricted stock unit agreement, including without limitation that all dividend equivalents on the restricted stock units may be held in escrow subject to the same restrictions as the restricted stock units. The agreement evidencing the restricted stock units may require or permit the payment, waiver, deferral or investment of dividend equivalents paid on the restricted stock units, in a manner consistent with Section 409A of the Code.

Subject to the foregoing provisions of this Section 5(B) and the other provisions of the Plan, any restricted stock unit granted under the Plan may be subject to such additional restrictions and other terms and conditions, if any, as shall be determined, in its discretion, by the Board and set forth in the agreement referred to in Section 5(B)(v), or an amendment thereto.

SECTION 6. ADJUSTMENT AND SUBSTITUTION OF SHARES

If a dividend or other distribution shall be declared upon the Common Stock payable in shares of the Common Stock, the number of shares of the Common Stock subject to grant as set forth in Section 3, the number of shares of the Common Stock then subject to any outstanding stock options or restricted stock unit awards and the number of shares of the Common Stock which may be issued under the Plan but are not then subject to outstanding stock options, restricted stock awards or restricted stock unit awards shall be adjusted by adding thereto the number of shares of the Common Stock which would have been distributable thereon if such shares had been outstanding on the date fixed for determining the shareholders entitled to receive such stock dividend or distribution. Shares of Common Stock so distributed with respect to any restricted stock held in escrow shall also be held by the Company in escrow and shall be subject to the same restrictions as are applicable to the shares of restricted stock on which they were distributed.

If the outstanding shares of the Common Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Company or another corporation, or cash or other property, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of the Common Stock subject to grant as set forth in Section 3, for each share of the Common Stock subject to any then outstanding stock option or restricted stock unit award, and for each share of the Common Stock which may be issued under the Plan but which is not then subject to any outstanding stock option, restricted stock unit award or restricted stock award, the number and kind of shares of stock or other securities (and in the case of outstanding options or restricted stock unit awards, the cash or other property) into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchangeable. Unless otherwise determined by the Board in its discretion, any such stock or securities, as well as any cash or other property, into or for which any restricted stock held in escrow shall be changed or exchangeable in any such transaction shall also be held by the Company in escrow and shall be subject to the same restrictions as are applicable to the restricted stock in respect of which such stock, securities, cash or other property was issued or distributed.

Subject to any required action by the Company’s shareholders, upon the occurrence of any other event which affects the outstanding shares of Common Stock in such a way that an adjustment of outstanding awards is appropriate in order to prevent the dilution or enlargement of rights under the awards (including, without limitation, any extraordinary dividend or other distribution, whether in cash or in kind), the Board shall make appropriate equitable adjustments, which may include, without limitation, adjustments to any or all of the number and kind of shares (or other securities) which may thereafter be issued in connection with such outstanding awards and adjustments to the exercise price of outstanding stock options and shall also make appropriate equitable adjustments to the number and kind of shares (or other securities) authorized by or to be granted under the Plan.

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In case of any adjustment or substitution as provided for in this Section 6, the aggregate option price for all shares subject to each then outstanding stock option prior to such adjustment or substitution shall be the aggregate option price for all shares of stock or other securities (including any fraction) to which such shares shall have been adjusted or which shall have been substituted for such shares. Any new option price per share shall be carried to at least three decimal places with the last decimal place rounded upwards to the nearest whole number.

No adjustment or substitution provided for in this Section 6 shall require the Company to issue or sell a fraction of a share or other security. Accordingly, all fractional shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution.

SECTION 7. EFFECT OF THE PLAN ON THE RIGHTS OF COMPANY AND SHAREHOLDERS

Nothing in the Plan, in any stock option, restricted stock award or restricted stock unit award granted under the Plan, or in any stock option, restricted stock or restricted stock unit agreement shall confer any right to any person to continue as a Director of the Company or interfere in any way with the rights of the shareholders of the Company or the Board of Directors to elect and remove Directors.

SECTION 8. AMENDMENT AND TERMINATION

The right to amend the Plan at any time and from time to time and the right to terminate the Plan at any time are hereby specifically reserved to the Board; provided always that no such termination shall terminate any outstanding stock options or restricted stock unit award granted under the Plan; and provided further that no amendment of the Plan shall (a) be made without shareholder approval if shareholder approval of the amendment is at the time required for stock options under the Plan to qualify for the exemption from Section 16(b) of the Exchange Act provided by Rule 16b-3 or by the rules of any stock exchange on which the Common Stock may then be listed or (b) otherwise amend the Plan in any manner that would cause stock options, restricted stock awards or restricted stock unit awards under the Plan not to qualify for the exemption provided by Rule 16b-3. No amendment or termination of the Plan shall, without the written consent of the holder of a stock option, restricted stock unit award or restricted stock award theretofore awarded under the Plan, adversely affect the rights of such holder with respect thereto.

Notwithstanding anything contained in the preceding paragraph or any other provision of the Plan or any stock option, restricted stock or restricted stock unit agreement, the Board shall have the power to amend the Plan in any manner deemed necessary or advisable for stock options, restricted stock awards and restricted stock unit awards granted under the Plan to qualify for the exemption provided by Rule 16b-3 (or any successor rule relating to exemption from Section 16(b) of the Exchange Act), and any such amendment shall, to the extent deemed necessary or advisable by the Board, be applicable to any outstanding stock options, restricted stock awards and restricted stock unit awards theretofore granted under the Plan notwithstanding any contrary provisions contained in any stock option, restricted stock or restricted stock unit agreement. In the event of any such amendment to the Plan, the holder of any stock option, restricted stock award or restricted stock unit award outstanding under the Plan shall, upon request of the Board and as a condition to the exercisability of such option or the retention of such restricted stock award or restricted stock unit award, execute a conforming amendment in the form prescribed by the Board to the stock option agreement, the restricted stock agreement or the restricted stock unit agreement, as the case may be, within such reasonable time as the Board shall specify in such request. Except as provided in Section 6 of the Plan, the purchase price of any outstanding stock option may not be reduced, whether through amendment, cancellation or replacement in exchange with another stock option, other award or cash payment, unless such action or reduction is approved by the shareholders of the Company.

SECTION 9. EFFECTIVE DATE AND DURATION OF PLAN

The Plan, as amended and restated, shall become effective upon the approval of a majority of the votes cast at a duly held meeting of shareholders at which a quorum representing a majority of the outstanding voting stock of the Company is, either in person or by proxy, present and voting, within twelve (12) months after the date the Plan is initially adopted by the Board, contingent upon shareholder approval thereof. Subject to obtaining such approval, the Board shall have authority to grant awards hereunder from the effective date until the tenth (10th) anniversary of the effective date, subject to the ability of the Board to terminate the Plan as provided in Section 8 hereof.

SECTION 10. CHANGE IN CONTROL

Notwithstanding any other provision of the Plan to the contrary, immediately prior to any Change in Control of the Company (as defined in Section 11), all stock options and restricted stock units which are then outstanding hereunder shall become fully vested and exercisable, and all restrictions with respect to shares of restricted stock awarded hereunder shall lapse, and such shares shall be fully vested and nonforfeitable. As used in the immediately preceding sentence, “immediately prior” to the Change in Control shall mean sufficiently in advance of the Change in Control to permit the grantee to take all steps reasonably necessary to exercise the option fully and to deal with the shares purchased under the option, receive shares subject to restricted stock units and the restricted stock released from restriction so that those shares may be treated in the same manner in connection with the Change in Control as the shares of Common Stock of other shareholders.

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SECTION 11. DEFINITIONS

In addition to terms defined elsewhere herein, as used in the Plan:

Beneficial Owner shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

A Change in Control shall be deemed to have occurred if the event set forth in any one of the following four paragraphs shall have occurred:

(I)

any Person (as defined in this Section 11) is or becomes the Beneficial Owner (as defined in this Section 11), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates (which term shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act, as defined in this Section 11)) representing thirty percent (30%) or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (III) below; or

(II)

the following individuals cease for any reason to constitute a majority of the number of Directors then serving: individuals who, on the effective date of the Plan, constitute the Board and any new Director (other than a Director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of Directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors on the effective date of the Plan or whose appointment, election or nomination for election was previously so approved or recommended; or

(III)

there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least fifty-one percent (51%) of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company’s then outstanding securities; or

(IV)

the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least fifty-one percent (51%) of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

Disability shall mean that the Director is disabled within the meaning of Section 22(e)(3) of the Code and, in the case of deferred compensation, Disability shall be as defined in Section 409A of the Code. Whether a grantee is so disabled shall be determined, in its discretion, by the Board, and any such determination by the Board shall be final and binding.

Exchange Act shall mean the Securities and Exchange Act of 1934, as amended from time to time.

Fair Market Value of a share of Common Stock, unless otherwise provided in the applicable award agreement, means:

(I)	If the Common Stock is admitted to trading on one or more national securities exchanges, such as the New York Stock Exchange or the NASDAQ Stock Exchange,
(A)	the closing price per share as reported on the reporting system selected by the Committee on the relevant date; or
(B)	in the absence of reported sales on that date, the closing price per share on the next day for which there is a reported sale; or

(II)

If the Common Stock is not admitted to trading on any national securities exchange, but is admitted to quotation on NASDAQ as an “over the counter” traded security, the average of the highest bid and lowest asked prices per share on the relevant date; or

(III)

If the preceding clauses (I) and (II) do not apply, the Fair Market Value determined by the Board, using such criteria as it shall determine, in good faith and in its sole discretion, to be appropriate for such valuation.

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Person shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company, or (v) any individual or entity (including the trustees (in such capacity) of any such entity which is a trust) which is, directly or indirectly, the Beneficial Owner of securities of the Company representing five percent (5%) or more of the combined voting power of the Company’s then outstanding securities immediately before the effective date of the Plan or any Affiliate of any such individual or entity, including, for purposes of this Plan, any of the following: (A) any trust (including the trustees thereof in such capacity) established by or for the benefit of any such individual; (B) any charitable foundation (whether a trust or a corporation, including the trustees or directors thereof in such capacity) established by any such individual; (C) any spouse of any such individual; (D) the ancestors (and spouses) and lineal descendants (and spouses) of such individual and such spouse; (E) the brothers and sisters (whether by the whole or half blood or by adoption) of either such individual or such spouse; or (F) the lineal descendants (and their spouses) of such brothers and sisters.

Retirement shall mean a termination of a Director’s service on the Board on or after the date that (1) the Director has completed at least 5 years of service as a Director and (2) the Director’s combined age and service as a Director satisfy the “Rule of 75.” The “Rule of 75” shall be satisfied when the sum of the Director’s age (measured in full and partial years, in increments of one-twelfth (1/12) year) and the Director’s years of service as a Director (measured in full and partial years, in increments of one-twelfth (1/12) year) equals or exceeds 75.

MSA 2024 PROXY STATEMENT

MSA SAFETY INCORPORATED 1000 CRANBERRY WOODS DRIVE CRANBERRY TOWNSHIP, PA 16066

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 9, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/MSA2024

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to vote your proxy up until 11:59 P.M. Eastern Time on May 9, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V29928-P06142-Z87009       KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MSA SAFETY INCORPORATED			For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
			All	All	Except
The Board of Directors recommends you vote FOR the following nominees:
			☐	☐	☐
1.	Election of Directors for a term expiring in 2027.

Nominees:

	01)	Steven C. Blanco
	02)	Sandra Phillips Rogers
	03)	Luca Savi

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.	For	Against	Abstain

2. Approval of Adoption of the Company’s 2024 Non-Employee Directors’ Equity Incentive Plan.	☐	☐	☐

3. Selection of Ernst & Young LLP as the Company’s independent registered public accounting firm.	☐	☐	☐

4. To provide an advisory vote to approve the executive compensation of the Company’s named executive officers.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date	Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Annual Report to Shareholders, Notice of Annual Meeting and Proxy Statement

are available at www.proxyvote.com.

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V29929-P06142-Z87009

MSA SAFETY INCORPORATED

Annual Meeting of Shareholders

Friday, May 10, 2024 at 9:00 AM

This proxy is solicited by the Board of Directors

The undersigned hereby appoints NISHAN J. VARTANIAN and RICHARD W. RODA, or either of them, as proxies, with power of substitution, to vote all shares of MSA SAFETY INCORPORATED which the undersigned is entitled to vote at the 2024 Annual Meeting of Shareholders and any adjournment thereof.

This proxy will be voted as directed, or, if no direction is given, FOR items 1, 2, 3 and 4. A vote FOR Item 1 includes discretionary authority to vote for a substitute if a nominee listed becomes unable or unwilling to serve.

The proxies named are authorized to vote in their discretion upon such other matters as may properly come before the meeting or any adjournment thereof.

The undersigned hereby revokes all previous proxies for such Annual Meeting, acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, and ratifies all that said proxies may do by virtue hereof.

PLEASE MARK, DATE, EXECUTE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

Continued and to be signed on reverse side.